UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04032

Sit Money Market Fund, Inc.

(Exact name of registrant as specified in charter)

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code:

(612) 334-5888

Date of fiscal year end:   March 31, 2007

Date of reporting period:   March 31, 2007

Item 1:   Reports to Stockholders.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04995

Sit U.S. Government Securities Fund, Inc.

(Exact name of registrant as specified in charter)

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code:

(612) 334-5888

Date of fiscal year end:   March 31, 2007

Date of reporting period:   March 31, 2007

Item 1:  Reports to Stockholders.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04033

Sit Mutual Funds II, Inc.

(Exact name of registrant as specified in charter)

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code:

(612) 334-5888

Date of fiscal year end:   March 31, 2007

Date of reporting period:   March 31, 2007

Item 1:  Reports to Stockholders.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21447

Sit Mutual Funds Trust

(Exact name of registrant as specified in charter)

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code:

(612) 334-5888

Date of fiscal year end: March 31, 2007

Date of reporting period: March 31, 2007

Item 1:  Reports to Stockholders.

Sit Mutual Funds
Bond Funds
Annual Report

March 31, 2007

Money Market Fund

U.S. Government Securities Fund

Tax-Free Income Fund

Minnesota Tax-Free Income Fund

Florida Tax-Free Income Fund

Sit Mutual Funds
BOND FUNDS ANNUAL REPORT
TABLE OF CONTENTS

This document must be preceded or accompanied by a Prospectus.

Sit Mutual Funds
One Year Ended March 31, 2007

Chairman’s Letter

Dear fellow shareholders:

     The Federal Reserve increased short-term interest rates twice more during the second calendar quarter of 2006, bringing the federal funds rate to 5.25%. Treasury yields rose approximately 30 basis points to above 5.0% across the maturity spectrum, reflecting continued concerns over inflation and creating an almost flat yield curve. The Fed’s rate increase on June 29, 2006 was its 17th and latest move in the 425 basis points of tightening that began two years earlier. Weaker economic data in the third quarter of 2006 led intermediate and longer term yields to decline as investors believed that the current cycle of Fed tightening might be done. Treasury yields have been relatively stable since then, with the front end of the curve inverted as short term yields remain higher than longer term yields. The 3-month Treasury bill yield ended the 12-month period 0.40% higher at around 5.0% while the 5-year and 30-year Treasury yields declined -0.27% and -0.04% to 4.54% and 4.85%, respectively. The Fed has maintained a bias against inflationary risks since its May 2006 meeting.
     The final estimate of U.S. fourth quarter 2006 real GDP growth was +2.5%, and total real GDP growth measured on a year-over-year basis in the fourth quarter remained a healthy +3.1%. We expect real GDP growth rate to moderate to a +2.7% average rate for 2007. Real personal consumption expenditures (PCE), which represent two-thirds of GDP, are on pace to exceed +3.0% for the first calendar quarter of 2007 and could approach +4.0%. While this rate of spending growth represents a slowdown from the +4.2% rate posted in the fourth quarter, it is still quite solid and counters the recession prospects that an inverted yield curve environment might suggest. The strong employment data released on April 5th, which saw the unemployment rate dip slightly to 4.4%, was also supportive of sustained consumer spending. The domestic economy could also see strength from other sectors. The inventory sector, which is notoriously volatile and remained a major drag in the fourth quarter, could eventually rebound to provide a solid underpinning to growth. In addition, real business spend-

ing remains a positive factor and, despite some softening, grew at approximately twice the rate of the total economy on a year-over-year basis in the fourth quarter.
     The headline Consumer Price Index for All Urban Consumers (CPI) increased +0.4% in February, and core CPI, which excludes the volatile food and energy sectors, rose +0.2%. These monthly increases resulted in year-over-year figures of +2.4% and +2.7% for the headline and core CPIs, respectively. Over the next few months, the year-over-year CPI data are likely to decrease from February levels as a result of easy comparisons from the same period a year ago. However, in the second half of the year, the opposite effect will occur as even just moderate increases in the monthly inflation figures will boost the year-over-year measurements. Despite the intermediate volatility, we expect the average CPI figure for the year to fall in a range between +2.0% and +2.5%.
     Although the dollar has been weak recently, it has stayed within its trading range of the past two years. We expect the dollar to remain in this range as pressure from the budget and trade deficits is, at least partially, offset by the relative attractiveness of U.S. equity and fixed-income markets.
     The domestic fiscal environment has shown steady improvement and we continue to expect the deficit to be less than $200 billion for the current fiscal year. For the first five months of fiscal 2007 through February, the U.S. budget deficit stands at $162.2 billion, which is almost a $56 billion improvement over the $217.7 billion deficit for the comparable period last year. Receipt growth for the first half of fiscal year 2007 is estimated to have increased +8% versus the comparable period in fiscal 2006 due to higher tax payments, while outlays are estimated to have grown just +2%. Factoring in similarly positive Congressional Budget Office (CBO) estimates for March, estimates from CBO and the Office of Management and Budget (OMB) for the fiscal year 2007 budget deficit remain unchanged at $177 billion and $244 billion, respectively.

Strategy Summary
     We continue to expect that the U.S. economy will successfully transition to a more moderate growth environment, with real GDP growth averaging approximately +2.7% in 2007, as indications are that the key consumer spending sector remains intact. Elevated energy prices and a slowdown in the housing market are providing dual headwinds. Factors in the housing market, generally, and the subprime market, specifically, will continue to create pressures on consumer spending. However, we believe the bottoming phase in the housing market correction is underway and that the spillover effects from the difficulties in the subprime lending market will be manageable. While the price of crude oil rose in March, it remains well below the highs of last spring and summer and is close to flat with this period last year. Looking forward, inflation could provide a surprise on the upside later in the year as the easy comparisons from prior periods roll off. Nonetheless, we expect the CPI figure to average between +2.0% and +2.5% for the year.
     The yield curve steepened in March, reflecting increased investor anticipation of a cut in the federal funds rate later this year in response to weaker economic data. The slowing housing market and problems within the subprime mortgage market have added to the list of justifications for the Fed to reduce its hawkish stance on interest rates. The Fed dropped its tightening bias at its meeting on March 21st, 2007 while maintaining an inflationary risk assessment. We expect further steepening in the yield curve later in the year as shorter and intermediate term rates decline while longer term yields should be relatively stable. However, longer term yields could shift slightly higher if an inflation surprise materializes and the Fed decides to maintain short term rates around current levels. Taxable bond portfolio durations are being maintained modestly longer than related benchmarks, with an emphasis on attractively yielding securities that will outperform in a steepening yield curve environment.
     Municipal issuance volume remains high. New issuance volume in calendar 2007 is estimated to be around $375 billion, compared to $383 billion in 2006 and the record $408 billion in 2005. Approximately $80 billion of issuance is expected to come from voter-approved funding measures passed in November, of which $43 billion will come from California alone. Relative yield comparisons of short to intermediate duration municipals to similar duration Treasuries have cheapened as supply has kept shorter and intermediate municipal yields from declining. For example, the ratio of 10-year maturity municipal-to-Treasury yields increased from approximately 80% to 85% in March, returning to the higher end of its historical range in recent years. Longer term municipal bonds are fairly valued when compared to taxable bonds on a relative yield basis. We expect improving underwriting profitability for insurers to help demand for municipals remain robust, despite yields remaining near historic lows. Durations on our municipal portfolios are being extended closer to their benchmark levels in anticipation of the steepening yield curve environment we expect later in 2007. We remain focused on securities that offer attractive after-tax income, but are cautious as incremental yields provided by higher yielding sectors are historically narrow.
     Fixed-income investments are an important component of a well-diversified, long term portfolio. We believe the Sit Bond Funds, with their dual objectives of high income and stability of principal, offer attractive risk/reward profiles to complement equity holdings. We appreciate your continued interest in Sit Mutual Funds and look forward to assisting you in achieving your long-term investment goals.

With best wishes,

Eugene C. Sit, CFA
Chairman and Chief Investment Officer

Sit Mutual Funds
One Year Ended March 31, 2007

Performance Summary - Bond Funds

     The Federal Reserve increased short term rates twice more on May 10th and June 29th, 2006, bringing the federal funds rate to 5.25%. The rate increase in June was the Fed’s 17th and latest move in the 425 basis points round of tightening that began two years earlier. The 3-month Treasury bill yield rose from 4.60% in March 2006 to 5.00% by June 2006 while Treasury bond yields rose approximately +0.30%, creating an almost flat yield curve. Since June, Treasury bill yields have been relatively stable while intermediate and longer term Treasury yields have fallen by approximately -0.60% and -0.35%, respectively, to create an inverted yield curve. Longer term bond yields ended the 12-month period little changed as 5-year and 30-year Treasury yields declined just -0.27% and -0.04%, respectively, to 4.54% and 4.85% on March 31, 2007. The Fed has maintained a bias against inflationary risks since its May 2006 meeting.
     Taxable bonds provided attractive returns for the 12-month period as short-term securities earned high current income and longer term securities benefited from price appreciation resulting from the decline in yields. The corporate sector outperformed due to its longer duration, despite recent widening in yield spreads as economic growth has moderated. The mortgage sector, with its yield advantage, also outperformed. The Treasury sector lagged due to its lower yields while the asset-backed sector lagged due to its shorter duration.
     Shorter term municipals were fairly stable during the 12-month period while intermediate and longer term yields fell. Demand for municipals has remained robust despite a continued heavy pace of new issuance. The Bond Buyer 40-Bond Index yield rose to almost 5.0% in June and then declined to 4.61% to end the fiscal year-0.19% lower. As of March 31, 2007, longer term municipals were fairly valued compared to Treasury bonds on a relative yield basis while valuations on shorter and intermediate municipals were at the cheaper end of their recent historical range. The higher yielding industrial revenue and health care sectors outperformed during the period, while shorter duration municipal sectors lagged.
     Fixed-income portfolios are being positioned to take advantage of the steepening yield curve environment we expect later in 2007, and we remain focused on securities that offer attractive incremental yield.

SIT FIXED-INCOME FUNDS	Three Month*	Six Month*
U.S. Government Securities SNGVX	1.67	2.96
Lehman Inter. Govt. Bond Index	1.53	2.43
Tax-Free Income SNTIX	0.81	1.81
Lehman 5-Year Municipal Bond Index	0.93	1.56
Minnesota Tax-Free Income SMTFX	0.84	1.98
Lehman 5-Year Municipal Bond Index	0.93	1.56
Florida Tax-Free Income SFLIX	0.82	1.64
Lehman 5-Year Municipal Bond Index	0.93	1.56

SIT MONEY MARKET FUND
Money Market Fund(1) SNIXX	1.20	2.43
3-Month Treasury Bill	1.28	2.56

*3- and 6-month returns not annualized.

	1997	1998
U.S. Government Securities SNGVX	8.19%	6.52%
Lehman Interm. Govt. Bond Index	7.72	8.49
Tax-Free Income SNTIX	9.87	6.29
Lehman 5-Year Municipal Bond Index	6.38	5.84
Minnesota Tax-Free Income SMTFX	8.19	6.14
Lehman 5-Year Municipal Bond Index	6.38	5.84
Florida Tax-Free Income SFLIX	—	—
Lehman 5-Year Municipal Bond Index	—	—

Money Market Fund(1) SNIXX	5.22	5.17
3-Month Treasury Bill	5.32	5.01

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual returns include reinvestment of all dividends and capital gains. For any returns less than one year, the returns are cumulative. Investors should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. This and other information is contained in the Funds’ prospectus, which may be obtained by calling or visiting www.sitfunds.com. Please read the prospectus carefully before you invest or send money. An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

(1)	Converted from Sit Investment Reserve Fund to Sit Money Market Fund on 11/1/93
(2)	Based on the last 12 monthly distributions of net investment income and average NAV as of 3/31/07.
(3)	For individuals in the 25%, 28%, 33% and 35% federal tax brackets, the federal tax equivalent yields are 5.72%, 5.96%, 6.40% and 6.60%, respectively. (Income subject to state tax, if any.)
(4)

For Minnesota residents in the 25%, 28%, 33% and 35% federal tax brackets, the double exempt tax equivalent yields are 6.28%, 6.54%, 7.03% and 7.25%, respectively. (Assumes the maximum Minnesota tax bracket of 7.85%.)

(5)	For individuals in the 25%, 28%, 33% and 35% federal tax brackets, the tax equivalent yields are 5.40%, 5.63%, 6.04% and 6.23%, respectively. (Income subject to state tax, if any.)
(6)	The yield quotation more closely reflects the current earnings of the Money Market Fund than the total return quotation which refers to a specific past holding period.

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED MARCH 31, 2007

One Year	Three Year	Five Year	Ten Year	Since Inception	Inception Date
5.81	3.38	3.58	5.21	6.62	6/2/87
5.75	2.39	4.29	5.64	6.77
4.00	3.30	3.93	4.52	5.85	9/29/88
4.28	2.22	4.12	4.79	5.78
5.17	4.10	4.88	4.89	5.18	12/1/93
4.28	2.22	4.12	4.79	4.77
3.97	3.12	—	—	3.21	12/31/03
4.28	2.22	—	—	2.44

4.80	3.10	2.20	3.48	3.80	11/1/93
5.18	3.56	2.63	3.70	4.05

AS OF 3/31/2007

30-Day SEC Yield	Distribution Rate(2)
4.98%	4.61%

4.29 (3)	3.93

4.34 (4)	4.17

4.05 (5)	3.60

7-Day Yield(6)	7-Day Effective Yield(6)
4.97%	5.09%

TOTAL RETURN BY CALENDAR YEAR
1999	2000	2001	2002	2003	2004	2005	2006	YTD 2007
1.37%	9.15%	8.56%	5.79%	1.19%	3.35%	2.49%	4.13%	1.67%
0.49	10.47	8.42	9.64	2.29	2.33	1.68	3.84	1.53
-4.01	8.32	5.84	5.69	2.87	3.96	3.30	3.54	0.81
0.74	7.72	6.21	9.27	4.13	2.72	0.95	3.34	0.93
-3.82	8.09	5.85	7.06	4.42	3.68	4.44	4.92	0.84
0.74	7.72	6.21	9.27	4.13	2.72	0.95	3.34	0.93
—	—	—	—	—	2.58	3.22	3.82	0.82
—	—	—	—	—	2.72	0.95	3.34	0.93
4.79	6.03	3.67	1.25	0.65	0.88	2.77	4.59	1.20
4.88	6.16	3.50	1.67	1.03	1.41	3.26	5.00	1.28

Sit Mutual Funds

Average Annual Total Returns for Periods Ended December 31, 2006

The tables on the next page show the Funds’ average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2006. The index information is intended to permit you to compare each Fund’s performance to a broad measure of market performance. The after-tax returns are intended to show the impact of federal income taxes on an investment in a Fund. The highest individual federal marginal income tax rate in effect during the specified period is assumed, and the state and local tax impact is not reflected.

A Fund’s “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in the Fund.

A Fund’s “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

The Funds’ past performance, before and after taxes, is not an indication of how the Funds will perform in the future. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account).

Sit U.S. Government Securities Fund	1 Year	5 Years	10 Years
Return Before Taxes	4.1%	3.4%	5.0%
Return After Taxes on Distributions	2.5%	2.0%	3.1%
Return After Taxes on Distributions and Sale of Fund Shares	2.6%	2.1%	3.1%
Lehman Intermediate Government Bond Index	3.8%	3.9%	5.5%

Sit Tax-Free Income Fund	1 Year	5 Years	10 Years
Return Before Taxes	3.5%	3.9%	4.5%
Return After Taxes on Distributions	3.5%	3.9%	4.5%
Return After Taxes on Distributions and Sale of Fund Shares	3.6%	3.9%	4.5%
Lehman 5-Year Municipal Bond Index	3.3%	4.1%	4.7%

Sit Minnesota Tax-Free Income Fund	1 Year	5 Years	10 Years
Return Before Taxes	4.9%	4.9%	4.8%
Return After Taxes on Distributions	4.9%	4.9%	4.8%
Return After Taxes on Distributions and Sale of Fund Shares	4.8%	4.8%	4.8%
Lehman 5-Year Municipal Bond Index	3.3%	4.1%	4.7%

Sit Florida Tax-Free Income Fund	1 Year	5 Years	Since Inception*
Return Before Taxes	3.8%	n/a	3.2%
Return After Taxes on Distributions	3.8%	n/a	3.2%
Return After Taxes on Distributions and Sale of Fund Shares	3.8%	n/a	3.2%
Lehman 5-Year Municipal Bond Index	3.3%	n/a	2.3%
        *Inception date 12/31/03

Sit Money Market Fund
One Year Ended March 31, 2007

Michael C. Brilley, Senior Portfolio Manager Mark H. Book, CFA, Portfolio Manager

     The Sit Money Market Fund returned +4.80% net of fees for the twelve months ended March 31, 2007 compared to +5.18% for the 3-month U.S. Treasury bill. As of March 31, the Fund’s 7-day compound yield was 4.97% and its average maturity was 25 days.
     The Fed raised the federal funds rate target to 5.25% in June 2006, which was its latest increase in the tightening cycle that began two years earlier in June 2004. Short-term yields rose during the 12-month period while yields on intermediate and longer maturities declined. Yields on intermediate maturities fell the most, creating an inverted yield curve at the front end of the maturity spectrum and an upward sloping curve at the long end. Because investors in longer maturity Treasuries believe the Fed will be successful in its efforts to contain inflation, they have been willing to buy intermediate and long maturity Treasuries at lower yields. The steepening in the yield curve reflects investor anticipation of a cut in the federal funds rate later in 2007, in response to recent weaker economic data and the Federal Reserve’s decision to drop its tightening bias at its most recent FOMC meeting on March 21, 2007. While market levels currently suggest that the Fed will begin reducing rates in the third quarter of 2007, we believe that easing may not occur that soon, as the Fed is still focused on containing inflation. It is unclear when the Fed will begin easing monetary policy but action will continue to be largely dependent on various metrics including the rate of inflation and economic growth.
     The Fund has maintained its average maturity near the short end of its customary 20 to 40 day range as the 3-month Treasury bill yield increased 43 basis points over the past twelve months. The Fund has begun to extend its average maturity as the current cycle of Fed tightening may be complete. Corporate credit quality remains strong in general, but some sectors have slowed along with the economy. The Fund has no direct exposure to sub-prime mortgages, which has become a concern in the Corporate market. We continue to focus on issuers with top-tier credit quality.

INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Fund is to achieve maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in short-term debt instruments which mature in 397 days or less and by maintaining a dollar-weighted portfolio maturity of 90 days or less.
     An investment in the Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

PORTFOLIO SUMMARY

Net Asset Value 3/31/07:	$1.00 Per Share
3/31/06:	$1.00 Per Share

Total Net Assets:	$52.5 Million

PORTFOLIO STRUCTURE (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Money Market Fund	3-Month U.S. Treasury Bill	Lipper Money Market

3 Month**	1.20%	1.28%	1.17%
6 Month**	2.43	2.56	N/A
1 Year	4.80	5.18	4.72
5 Years	2.20	2.63	2.13
10 Years	3.48	3.70	3.44
Inception	3.80	4.05	3.75
(11/1/93)

CUMULATIVE TOTAL RETURNS*

	Sit Money Market Fund	3-Month U.S. Treasury Bill	Lipper Money Market

1 Year	4.80%	5.18%	4.72%
5 Year	11.49	13.83	11.10
10 Year	40.83	43.83	40.24
Inception	64.96	70.45	63.91
(11/1/93)

*As of 3/31/07	**Not annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Money Market funds are neither insured nor guaranteed by the U.S. Government. There is no assurance that a fund will maintain a $1 share value. Yield fluctuates. Past performance is not a guarantee of future results. Management fees and administrative expenses are included in the Fund’s performance; however, fees and expenses are not incorporated in the 3-Month U.S. Treasury Bill. The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

GROWTH OF $10,000

The sum of $10,000 invested at inception (11/1/93) and held until 3/31/07 would have grown to $16,496 in the Fund or $17,045 in the 3-Month U.S. Treasury Bill assuming reinvestment of all dividends and capital gains.

SIT MONEY MARKET MATURITY RANGES

Sit Money Market Fund
March 31, 2007

Portfolio of Investments

Quantity ($)	Name of Issuer	Market Value ($)(1)

Commercial Paper (92.7%) (2)

Asset-Backed (12.9%)
	Daimler-Chrysler Auto Conduit:
700,000	5.25%, 6/1/07	693,695
1,500,000	5.25%, 6/1/07	1,486,438
1,000,000	FCAR Owner Trust Series I,
	5.25%, 4/24/07	996,500
1,300,000	FCAR Owner Trust Series II,
	5.27%, 4/5/07	1,299,048
2,300,000	New Center Asset Trust,
	5.23%, 4/27/07	2,290,978

		6,766,659

Captive Equipment Finance (6.4%)
1,200,000	Caterpillar Financial Services,
	5.24%, 4/2/07	1,199,651
	Pitney Bowes Inc.:
1,175,000	5.22%, 4/2/07	1,174,659
1,000,000	5.25%, 4/17/07	997,521

		3,371,831

Consumer Durables (4.8%)
2,500,000	American Honda Finance,
	5.23%, 4/16/07	2,494,189

Consumer Loan Finance (8.7%)
	American Express Credit Corp.:
1,000,000	5.24%, 4/3/07	999,563
1,300,000	5.22%, 4/4/07	1,299,246
2,300,000	American General Financial Corp.,
	5.23%, 4/23/07	2,292,315

		4,591,124

Consumer Non-Durables (8.5%)
2,300,000	Coca Cola Company,
	5.20%, 4/10/07	2,296,678
	Coca Cola Enterprises:
1,200,000	5.26%, 4/13/07(5)	1,197,721
1,000,000	5.26%, 5/9/07(5)	994,302

		4,488,701

Diversified Finance (8.3%)
	GE Capital Corp.:
1,300,000	5.23%, 4/9/07	1,298,300
900,000	5.23%, 6/8/07	890,978
2,200,000	GE Capital Services,
	5.23%, 5/29/07	2,181,143

		4,370,421

Electronic Technology (4.2%)
	IBM Corp.:
1,300,000	5.20%, 4/17/07	1,296,808
900,000	5.22%, 5/8/07	895,041

		2,191,849

Quantity ($)	Name of Issuer	Market Value ($)(1)

Energy (6.6%)
1,470,000	BP Capital Markets,
	5.40%, 4/2/07	1,469,559
2,000,000	Chevron Funding Corp.,
	5.23%, 5/4/07	1,990,121

		3,459,680

Financial Services (12.5%)
2,300,000	Citigroup Funding, Inc.,
	5.24%, 4/20/07	2,293,304
2,300,000	Deutsche Bank Financial,
	5.26%, 4/12/07	2,295,967
	UBS Finance Corp.:
1,400,000	5.25%, 4/19/07	1,396,121
600,000	5.23%, 4/19/07	598,337

		6,583,729

Insurance (9.5%)
2,200,000	AIG Funding, Inc.,
	5.24%, 4/18/07	2,194,236
2,800,000	American Family Financial,
	5.21%, 6/15/07	2,769,203

		4,963,439

Producer Manufacturing (6.1%)
1,000,000	Caterpillar, Inc,
	5.30%, 4/9/07	998,675
	Siemens Capital:
1,282,000	5.24%, 4/9/07	1,280,321
900,000	5.25%, 4/11/07	898,556

		3,177,552

Retail Trade (4.2%)
	Wal-Mart Stores Inc.:
775,000	5.20%, 4/24/07(5)	772,313
562,000	5.20%, 4/24/07(5)	560,052
900,000	5.21%, 5/8/07(5)	895,051

		2,227,416

Total Commercial Paper		48,686,590

(cost: $48,686,590)

U.S. Government Securities (7.7%) (2)
2,000,000	FHLB Discount Note, 5.16%, 4/25/07	1,992,833
1,706,000	FHLMC Discount Note, 5.15%, 4/3/07	1,705,268
350,000	FHLMC Discount Note, 5.15%, 4/5/07	349,750

		4,047,851

(cost: $4,047,851)

Total investments in securities
(cost: $52,734,441) (6)		$52,734,441

10	See accompanying notes to portfolios of investments on page 62.

This page has been left blank intentionally.

Sit U.S. Government Securities Fund
One Year Ended March 31, 2007

Senior Portfolio Managers, Michael C. Brilley and Bryce A. Doty, CFA Portfolio Manager, Mark H. Book, CFA

     The Sit U.S. Government Securities Fund returned +5.81% during the fiscal year ending March 31, 2007, compared to the return of the Lehman Intermediate Government Bond Index of +5.75%. The Fund’s 30-day SEC yield was 4.98% and its 12-month distribution rate was 4.61%.
     The return for the Fund was most positively influenced by its holdings in collateralized mortgage obligations, which exceeded the returns of the Lehman Intermediate Government Bond Index due to their income advantage. The Fund’s weighting in U.S. Treasury obligations detracted from performance, as these securities did not experience price appreciation in line with the bond market as a whole.
     The last twelve months experienced two raises by the Federal Reserve in its target short-term lending rate to a level of 5.25%, each occurring in the first two meetings of the fiscal year, May 10th and June 29th. Mid-year 2006, the Federal Reserve ended its consistent tightening pace as inflation came to a more measured level. The Federal Reserve is still mindful of inflation risk, while monitoring the potential for an economic slowdown. We believe a decrease in the Federal Reserve’s short term borrowing rate sometime in the second half of the year is likely, as concern of slower economic growth builds. However, we believe that fears of higher inflation will potentially result in higher yields and price depreciation for longer maturity fixed income securities. As such, we expect the price stability of the Fund’s high coupon mortgage securities, coupled with their high level of income, to drive the Fund’s return, which has consistently been the case since the Fund’s inception.

INVESTMENT OBJECTIVE AND STRATEGY
           The objective of the U.S. Government Securities Fund is to provide high current income and safety of principal, which it seeks to attain by investing solely in debt obligations issues, guaranteed or insured by the U.S. government or its agencies or its instrumentalities.
     Agency mortgage securities and U.S. Treasury securities will be the principal holdings in the Fund. The mortgage securities that the Fund will purchase consist of pass-through securities including those issued by Government National Mortgage Association (GNMA), Federal National Mortgage Asociation (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).

PORTFOLIO SUMMARY

Net Asset Value 3/31/07:	$10.56 Per Share
3/31/06:	$10.45 Per Share
Total Net Assets:	$198.4 Million
30-day SEC Yield:	4.98%
12-Month Distribution Rate:	4.61%
Average Maturity:	21.8 Years
Effective Duration:	3.0 Years(1)

(1) See next page

PORTFOLIO STRUCTURE (% OF TOTAL NET ASSETS)

Portfolio Structure by Sector

AVERAGE ANNUAL TOTAL RETURNS*

	Sit U.S. Gov’t Securities Fund	Lehman Inter. Gov’t Bond Index	Lipper U.S. Gov’t Fund Index
3 Month**	1.67%	1.53%	1.38%
6 Month**	2.96	2.43	n/a
1 Year	5.81	5.75	5.66
5 Years	3.58	4.29	4.47
10 Years	5.21	5.64	5.52
Inception	6.62	6.77	6.36
(6/2/87)

CUMULATIVE TOTAL RETURNS*

	Sit U.S. Gov’t Securities Fund	Lehman Inter. Gov’t Bond Index	Lipper U.S. Gov’t Fund Index
1 Year	5.81%	5.75%	5.66%
5 Year	19.24	23.36	24.42
10 Year	66.24	73.09	71.14
Inception	256.56	266.64	239.85
(6/2/87)

*As of 3/31/07.	**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance; however, fees and expenses are not incorporated in the Lehman Intermediate Government Bond Index. The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

(1) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser’s assumptions regarding the expected average life of individual securities held in the portfolio.

GROWTH OF $10,000

The sum of $10,000 invested at inception (6/2/87) and held until 3/31/07 would have grown to $35,656 in the Fund or $36,664 in the Lehman Intermediate Government Bond Index assuming reinvestment of all dividends and capital gains.

ESTIMATED AVERAGE LIFE PROFILE

Sit U.S. Government Securities Fund March 31, 2007

Portfolio of Investments

Mortgage Pass-Through Securities (54.8%) (2)
Federal Home Loan Mortgage Corporation (13.3%):

Par ($)	Coupon	Maturity	Market Value ($)(1)

49,067	5.50%	8/1/17	49,714
215,209	6.38%	12/1/26	218,903
76,705	6.38%	8/1/27	78,852
120,448	6.38%	12/1/27	123,819
716,104	6.50%	8/1/29	730,284
86,532	7.00%	6/1/19	90,030
1,291,476	7.00%	10/1/31	1,327,959
302,211	7.38%	12/17/24	312,999
31,993	7.50%	2/1/17	33,636
152,221	7.50%	1/1/23	159,324
153,518	7.50%	8/1/23	160,453
528,320	7.50%	1/1/27	553,381
807,403	7.50%	7/1/29	836,260
62,881	7.50%	1/1/30	65,775
108,899	7.50%	9/1/30	114,200
1,004,654	7.50%	1/1/31	1,043,542
1,261,305	7.50%	10/1/31	1,326,131
2,310,626	7.50%	4/1/32	2,393,207
1,557,914	7.50%	7/1/32	1,628,589
613,789	7.50%	6/1/35	643,410
68,541	7.95%	10/1/25	71,780
73,019	7.95%	10/1/25	77,003
51,753	7.95%	11/1/25	54,577
22,149	8.00%	5/1/17	23,011
69,905	8.00%	1/1/21	73,014
430,893	8.00%	12/1/23	449,417
267,411	8.00%	9/15/24	281,860
41,650	8.00%	12/1/26	44,095
143,956	8.00%	6/1/30	152,176
9,595	8.25%	12/1/08	9,629
48,339	8.25%	12/1/17	51,147
5,092	8.50%	1/1/17	5,419
25,388	8.50%	2/1/17	26,950
27,710	8.50%	3/1/17	29,486
75,882	8.50%	4/1/17	80,315
77,077	8.50%	5/1/17	82,018
25,689	8.50%	5/1/17	27,336
72,045	8.50%	10/1/19	77,108
39,172	8.50%	7/1/21	41,924
410,489	8.50%	12/1/29	440,070
485,271	8.50%	2/1/31	520,241
22,526	8.75%	1/1/17	23,535
6,762	9.00%	5/1/09	6,859
3,781	9.00%	6/1/09	4,076
11,059	9.00%	7/1/09	11,217
12,541	9.00%	7/1/09	12,784

Par ($)	Coupon	Maturity	Market Value ($)(1)

1,093	9.00%	8/1/09	1,114
24,161	9.00%	12/1/09	24,507
4,475	9.00%	9/1/10	4,501
12,437	9.00%	10/1/13	13,201
146,480	9.00%	11/1/15	158,920
8,779	9.00%	5/1/16	9,391
177,031	9.00%	5/1/16	192,065
90,842	9.00%	7/1/16	97,173
50,545	9.00%	10/1/16	53,566
14,277	9.00%	1/1/17	15,238
3,161	9.00%	1/1/17	3,381
31,854	9.00%	2/1/17	32,697
89,269	9.00%	2/1/17	95,490
31,391	9.00%	4/1/17	32,064
647,509	9.00%	4/1/17	691,334
25,536	9.00%	6/1/17	27,270
33,159	9.00%	6/1/17	35,556
85,947	9.00%	10/1/17	92,158
45,704	9.00%	6/1/18	48,512
184,199	9.00%	6/1/19	196,666
131,796	9.00%	6/1/19	140,716
90,499	9.00%	10/1/19	97,401
277,159	9.00%	10/1/19	297,189
234,221	9.00%	6/1/21	243,608
20,522	9.00%	7/1/21	22,171
28,941	9.00%	10/1/21	30,176
233,394	9.00%	11/1/25	252,786
3,002,334	9.00%	5/1/31	3,243,641
2,775	9.25%	7/1/08	2,836
8,153	9.25%	8/1/08	8,334
2,578	9.25%	8/1/09	2,621
18,063	9.25%	7/1/10	18,482
13,022	9.25%	3/1/11	13,107
23,279	9.25%	6/1/16	25,080
18,934	9.25%	3/1/17	20,399
235,923	9.25%	2/1/18	247,901
6,481	9.25%	1/1/19	6,523
82,123	9.25%	3/1/19	86,884
96,538	9.25%	3/1/19	99,909
12,414	9.50%	10/1/08	12,708
29,842	9.50%	2/1/10	30,501
10,198	9.50%	5/1/10	10,609
7,188	9.50%	6/1/10	7,346
5,229	9.50%	1/1/11	5,514
11,769	9.50%	6/1/16	12,748
5,442	9.50%	7/1/16	5,895
31,179	9.50%	10/1/16	33,775
5,962	9.50%	6/1/17	6,479
46,171	9.50%	4/1/18	50,309

Par ($)	Coupon	Maturity	Market Value ($)(1)

6,062	9.50%	10/1/18	6,588
256,507	9.50%	6/17/19	276,905
1,116,650	9.50%	12/17/21	1,210,629
15,451	9.75%	12/1/08	15,797
4,048	9.75%	12/1/08	4,139
18,176	9.75%	11/1/09	18,583
9,034	9.75%	6/1/11	9,236
159,879	9.75%	12/1/16	170,395
40,524	9.75%	6/1/17	44,417
145,456	9.75%	12/1/17	158,491
30,341	10.00%	11/1/10	31,068
34,117	10.00%	11/1/11	37,826
169,314	10.00%	9/1/20	187,390
1,065,875	10.00%	3/15/25	1,173,907
12,396	10.25%	6/1/10	13,006
32,188	10.25%	2/1/17	33,773
43,791	10.29%	9/1/16	46,675
54,015	10.50%	10/1/13	58,916
73,804	10.50%	5/1/14	77,625
25,688	10.50%	9/1/15	28,338
17,437	10.50%	1/1/19	19,495
298,524	10.50%	6/1/19	330,363
6,434	11.00%	12/1/11	7,025
22,675	11.00%	6/1/15	24,799
12,689	11.00%	2/1/16	13,887
12,127	11.00%	5/1/19	13,076
14,549	11.00%	7/1/19	16,078
731,189	11.00%	8/15/20	805,156
6,464	11.25%	10/1/09	6,849
17,122	11.25%	8/1/11	18,898
19,123	13.00%	5/1/17	21,665

			26,308,962

Federal National Mortgage Association (28.5%):

Par ($)	Coupon	Maturity	Market Value ($)(1)

197,759	3.66%	8/1/33	194,162
282,401	3.70%	8/1/33	277,867
76,769	5.76%	3/1/33	77,033
26,518	6.49%	3/1/19	26,730
88,018	6.49%	2/1/32	90,472
72,321	6.49%	4/1/32	74,337
55,757	6.91%	11/1/26	58,255
186,614	6.91%	8/1/27	194,977
322,624	6.95%	8/1/21	332,126
14,190	7.00%	2/1/17	14,794
24,115	7.00%	4/1/27	25,318
553,460	7.00%	1/1/29	570,883
27,161	7.00%	10/1/29	28,308
1,882,962	7.00%	11/1/29	1,962,496
274,094	7.00%	5/1/31	285,650

Par ($)	Coupon	Maturity	Market Value ($)(1)

49,003	7.00%	9/1/31	51,114
383,182	7.00%	2/1/32	395,245
353,836	7.00%	6/1/32	371,284
45,141	7.00%	7/1/32	47,041
624,615	7.00%	9/1/32	650,897
489,642	7.00%	4/1/34	505,056
1,313,829	7.45%	6/1/16	1,417,833
345,269	7.50%	11/1/12	348,470
781,563	7.50%	6/1/22	818,055
873,600	7.50%	8/1/22	918,794
38,145	7.50%	7/1/23	39,948
17,987	7.50%	7/1/23	18,852
1,022,524	7.50%	5/1/24	1,059,824
48,046	7.50%	9/1/27	50,860
740,224	7.50%	5/1/29	767,227
63,017	7.50%	11/1/29	66,092
804,487	7.50%	1/1/31	843,289
180,378	7.50%	6/1/31	185,905
232,616	7.50%	3/1/32	242,827
78,198	7.50%	8/1/32	80,647
138,011	7.50%	9/1/32	142,315
328,215	7.50%	12/1/34	340,188
1,550,573	7.50%	7/1/36	1,607,163
920,171	7.50%	8/1/36	953,754
1,856,164	7.50%	12/1/36	1,923,908
644,288	7.95%	9/15/20	679,623
18,660	8.00%	8/1/09	18,955
219,589	8.00%	4/1/16	231,085
523,425	8.00%	7/1/21	555,309
150,908	8.00%	1/1/22	159,092
97,475	8.00%	5/1/23	102,574
75,085	8.00%	9/1/23	79,214
841,909	8.00%	7/1/24	891,251
378,630	8.00%	9/1/27	401,338
596,387	8.00%	5/1/29	628,579
363,919	8.00%	2/1/31	383,563
423,386	8.00%	12/1/31	446,240
744,380	8.00%	9/1/32	788,544
971,086	8.00%	5/1/36	1,023,457
669,513	8.00%	6/1/36	705,646
313,445	8.00%	7/1/36	330,349
49,183	8.25%	4/1/22	51,454
578,945	8.33%	7/15/20	628,782
287,046	8.38%	7/20/28	307,998
2,643,911	8.45%	5/31/35	2,847,894
38,545	8.50%	11/1/10	39,518
201,373	8.50%	9/1/13	203,662
489,698	8.50%	2/1/16	523,016
64,832	8.50%	6/1/17	65,679

See accompanying notes to portfolios of investments on page 62.	15

Sit U.S. Government Securities Fund March 31, 2007

Portfolio of Investments

Par ($)	Coupon	Maturity	Market Value ($)(1)

20,757	8.50%	9/1/17	21,758
95,837	8.50%	8/1/18	102,201
27,287	8.50%	7/1/22	29,355
18,067	8.50%	5/1/24	19,449
150,574	8.50%	7/1/26	160,602
797,577	8.50%	11/1/26	857,229
400,082	8.50%	11/1/28	430,319
821,054	8.50%	12/1/28	882,462
271,344	8.50%	1/1/30	290,765
64,142	8.50%	11/1/30	68,700
13,727	8.50%	1/1/31	14,702
295,184	8.52%	9/15/30	315,635
602,718	8.71%	7/20/30	647,989
112,910	8.87%	12/15/25	125,305
51,012	9.00%	1/1/09	52,095
11,092	9.00%	5/1/09	11,306
22,300	9.00%	5/1/09	22,505
18,739	9.00%	5/1/09	19,101
39,300	9.00%	3/1/11	40,611
26,244	9.00%	9/1/17	28,192
39,176	9.00%	2/1/18	42,084
17,355	9.00%	10/1/19	18,516
48,062	9.00%	12/15/19	51,218
208,368	9.00%	6/15/25	228,100
29,414	9.00%	7/1/31	31,987
6,921,551	9.00%	3/1/32	7,501,400
25,770	9.25%	10/1/09	26,371
14,517	9.25%	7/1/10	14,980
52,033	9.25%	10/1/16	56,267
59,256	9.25%	12/1/16	64,078
125,268	9.25%	2/1/17	134,937
217,025	9.34%	8/20/27	242,433
35,390	9.50%	12/1/09	36,654
21,988	9.50%	11/1/18	24,086
46,819	9.50%	5/1/19	51,425
52,567	9.50%	10/1/19	56,930
768,629	9.50%	3/1/20	860,865
845,844	9.50%	7/1/20	927,179
100,848	9.50%	9/1/20	110,062
144,673	9.50%	10/15/20	156,251
25,385	9.50%	12/15/20	27,408
101,731	9.50%	12/15/20	110,317
40,938	9.50%	3/1/21	44,701
35,326	9.50%	4/15/21	38,476
193,639	9.50%	5/1/27	214,012
884,114	9.50%	4/1/30	967,075
4,057,404	9.50%	8/1/31	4,455,927
1,171,970	9.55%	8/20/25	1,295,110
114,462	9.75%	1/15/13	123,876

Par ($)	Coupon	Maturity	Market Value ($)(1)

113,392	9.75%	1/1/21	124,911
202,885	9.75%	10/1/21	225,184
240,150	9.75%	4/1/25	266,544
32,732	10.00%	5/1/11	34,252
94,142	10.00%	7/1/13	101,211
507,930	10.00%	2/1/15	553,177
711,803	10.00%	3/1/15	788,330
66,241	10.00%	11/1/16	72,393
41,947	10.00%	9/1/19	46,283
15,970	10.00%	11/1/20	17,777
35,201	10.00%	1/1/21	39,301
85,525	10.00%	1/1/24	94,544
429,518	10.00%	2/1/28	477,707
293,216	10.18%	7/1/20	321,689
212,650	10.25%	8/15/13	230,583
26,331	10.50%	5/1/15	28,281
181,917	10.50%	1/1/16	202,592
58,964	10.50%	12/1/17	65,456
97,309	10.50%	4/1/22	106,041
11,301	10.75%	11/1/10	11,678
3,877	11.00%	4/1/14	4,264
20,766	11.00%	8/1/15	22,050
19,062	11.00%	4/1/17	20,487
306,132	11.27%	8/15/20	343,000
187,256	11.75%	10/20/22	211,210

			56,614,769

Government National Mortgage Association (13.0%) (3):

Par ($)	Coupon	Maturity	Market Value ($)(1)

411,929	5.50%	9/15/25	412,487
133,964	5.76%	3/20/33	134,642
82,234	5.76%	3/20/33	82,650
110,080	5.76%	3/20/33	110,637
351,547	5.76%	5/20/33	353,325
115,179	5.76%	5/20/33	115,762
93,405	5.76%	6/20/33	93,877
107,491	5.76%	6/20/33	108,035
69,502	6.00%	9/15/18	70,310
82,393	6.05%	3/20/33	83,263
239,101	6.25%	5/15/13	243,041
343,187	6.25%	12/15/23	352,172
231,606	6.25%	1/15/24	237,676
218,040	6.38%	12/15/27	223,645
297,444	6.38%	4/15/28	305,122
248,907	6.49%	11/20/31	255,619
48,567	6.49%	12/20/31	49,876
257,399	6.49%	4/20/32	264,103
74,406	6.49%	6/20/32	76,343
55,047	6.49%	6/20/32	56,480
88,040	6.49%	12/20/32	90,332

Par ($)	Coupon	Maturity	Market Value ($)(1)

39,347	6.57%	9/20/32	40,508
65,957	6.57%	1/20/33	67,915
83,858	6.57%	3/20/33	86,347
77,858	6.75%	9/15/15	80,561
342,657	6.75%	8/15/28	355,972
192,538	6.75%	6/15/29	200,003
132,520	6.75%	6/15/29	137,658
527,295	6.91%	7/20/26	548,637
32,899	7.00%	9/20/16	33,973
493,822	7.00%	2/15/28	513,245
851,976	7.00%	7/15/29	891,320
953,684	7.00%	10/15/32	997,558
765,486	7.00%	11/15/32	800,658
16,964	7.05%	2/15/23	17,504
133,469	7.05%	9/20/26	137,352
80,648	7.05%	11/20/26	82,995
68,048	7.05%	1/20/27	70,022
144,318	7.05%	4/20/27	148,504
91,966	7.15%	12/20/26	94,885
76,082	7.15%	3/20/27	78,490
245,992	7.15%	4/20/27	253,778
17,873	7.25%	8/15/10	18,210
130,330	7.25%	5/15/29	135,252
64,113	7.27%	7/20/22	66,212
61,183	7.38%	1/15/29	63,690
451,959	7.38%	3/15/31	464,047
74,054	7.50%	5/15/16	77,427
293,359	7.50%	6/15/36	305,497
69,383	7.55%	7/20/22	72,579
83,749	7.55%	10/20/22	87,606
94,718	7.63%	10/15/29	99,611
88,535	7.65%	10/20/21	92,779
87,214	7.65%	7/20/22	91,456
180,911	7.75%	6/15/20	190,784
188,268	7.75%	7/15/20	198,543
141,766	7.75%	8/15/20	149,503
180,364	7.75%	8/15/20	190,208
83,199	7.75%	11/15/20	87,740
495,749	7.75%	10/15/22	527,824
44,163	7.90%	1/20/21	46,557
32,302	7.90%	1/20/21	34,053
29,481	7.90%	4/20/21	31,079
96,903	7.95%	2/15/20	102,679
42,471	7.95%	5/20/25	44,827
120,747	7.95%	7/20/25	127,447
48,590	7.95%	8/20/25	51,286
165,992	7.95%	9/20/25	175,202
27,243	7.95%	10/20/25	28,755
37,639	7.95%	10/20/25	39,727

Par ($)	Coupon	Maturity	Market Value ($)(1)

31,980	7.95%	10/20/25	33,755
72,579	7.95%	1/20/26	76,649
82,324	7.95%	1/20/26	86,941
120,000	7.95%	4/20/26	126,729
23,148	7.95%	6/20/26	24,446
32,215	7.95%	9/20/26	34,022
39,079	7.95%	9/20/26	41,271
26,824	7.95%	11/20/26	28,328
35,452	7.95%	12/20/26	37,440
46,342	7.95%	3/20/27	48,938
49,593	7.99%	2/20/21	52,392
60,056	7.99%	4/20/21	63,446
133,838	7.99%	7/20/21	141,392
102,218	7.99%	9/20/21	107,988
102,253	7.99%	10/20/21	108,025
231,009	7.99%	1/20/22	244,280
359,958	7.99%	6/20/22	380,636
24,899	8.00%	10/15/12	26,156
432,160	8.00%	10/15/14	457,357
60,607	8.00%	5/15/16	64,425
223,533	8.00%	6/15/16	237,616
63,342	8.00%	9/15/16	67,333
81,701	8.00%	11/20/16	85,746
42,216	8.00%	7/20/23	44,553
25,717	8.00%	12/20/23	27,141
3,631	8.00%	2/20/24	3,835
119,831	8.00%	2/20/26	126,712
22,772	8.00%	12/20/26	24,079
56,988	8.00%	9/15/29	60,527
18,364	8.00%	1/20/32	19,422
260,218	8.10%	5/20/19	275,749
34,054	8.10%	6/20/19	36,087
121,365	8.10%	7/20/19	128,609
162,913	8.10%	9/20/19	172,637
80,809	8.10%	9/20/19	85,632
81,899	8.10%	10/20/19	86,787
73,363	8.10%	1/20/20	77,847
90,963	8.10%	7/20/20	96,523
103,222	8.25%	12/15/11	108,529
20,010	8.25%	1/15/12	21,158
54,056	8.25%	8/15/15	57,572
383,366	8.25%	4/15/19	409,181
131,803	8.25%	2/15/20	140,885
19,567	8.25%	4/15/27	20,899
39,387	8.25%	6/15/27	42,067
42,231	8.38%	10/15/19	45,198
106,535	8.40%	2/15/19	114,099
31,445	8.40%	4/15/19	33,677
116,429	8.40%	6/15/19	124,696

See accompanying notes to portfolios of investments on page 62.	17

Sit U.S. Government Securities Fund
March 31, 2007

Portfolio of Investments

Par ($)	Coupon	Maturity	Market Value ($)(1)

40,199	8.40%	9/15/19	43,054
55,384	8.40%	9/15/19	59,317
55,257	8.40%	2/15/20	59,275
27,341	8.50%	12/15/11	28,850
98,052	8.50%	1/15/12	104,101
12,317	8.50%	4/15/15	13,182
59,817	8.50%	4/15/15	64,020
176,447	8.50%	9/15/16	189,399
84,645	8.50%	1/15/17	91,445
105,749	8.50%	12/15/21	113,879
82,685	8.50%	12/15/21	88,932
12,752	8.50%	7/20/22	13,699
82,373	8.50%	10/20/22	88,495
43,253	8.50%	9/20/24	46,572
77,941	8.50%	3/20/25	83,948
221,365	8.50%	12/20/26	236,958
26,408	8.50%	8/15/30	28,376
54,752	8.60%	5/15/18	58,276
49,256	8.60%	6/15/18	52,426
56,597	8.63%	10/15/18	60,185
24,720	8.75%	11/15/09	25,880
30,980	8.75%	6/15/11	32,907
150,662	8.75%	11/15/11	160,033
28,446	8.75%	12/15/11	30,216
95,558	8.75%	10/15/30	103,151
3,784	9.00%	10/15/07	3,879
8,399	9.00%	9/15/08	8,552
3,336	9.00%	9/15/08	3,396
5,937	9.00%	11/15/08	6,045
11,341	9.00%	12/15/08	11,548
1,528	9.00%	2/15/09	1,575
6,852	9.00%	4/15/09	7,128
1,048	9.00%	5/15/09	1,080
9,889	9.00%	8/15/09	10,287
10,513	9.00%	9/15/09	10,936
4,450	9.00%	10/15/09	4,585
18,431	9.00%	11/15/09	19,341
2,929	9.00%	12/15/09	3,047
42,924	9.00%	7/15/10	44,656
77,463	9.00%	5/15/11	82,573
33,966	9.00%	5/15/11	36,207
55,172	9.00%	6/15/11	58,812
57,295	9.00%	7/15/11	61,074
72,787	9.00%	8/15/11	77,588
20,717	9.00%	8/15/11	22,043
79,528	9.00%	9/15/11	84,775
74,260	9.00%	9/15/11	79,159
45,507	9.00%	9/15/11	48,509
44,350	9.00%	10/15/11	47,276

Par ($)	Coupon	Maturity	Market Value ($)(1)

12,665	9.00%	1/15/12	13,585
43,044	9.00%	5/20/15	45,788
112,938	9.00%	7/15/15	120,590
33,273	9.00%	8/15/15	35,528
91,439	9.00%	12/20/15	97,269
14,409	9.00%	5/20/16	15,378
393,076	9.00%	12/15/16	421,078
107,350	9.00%	1/15/17	117,098
9,985	9.00%	3/20/17	10,662
317,754	9.00%	7/15/17	346,608
187,869	9.00%	8/20/17	200,608
2,569	9.00%	7/20/21	2,762
1,281	9.00%	10/20/21	1,377
261,829	9.00%	11/15/24	281,890
36,603	9.00%	7/20/25	39,509
126,918	9.00%	4/15/26	137,428
22,864	9.10%	5/15/18	24,719
50,450	9.25%	11/15/09	53,426
22,733	9.25%	1/15/10	24,276
28,278	9.25%	4/15/10	30,197
23,637	9.25%	11/15/10	25,241
56,819	9.25%	11/15/11	61,176
10,710	9.25%	4/15/12	11,609
11,325	9.50%	9/15/09	11,708
68,871	9.50%	10/15/09	71,201
15,544	9.50%	10/15/09	16,070
4,377	9.50%	10/15/09	4,525
21,360	9.50%	11/15/09	22,672
55,713	9.50%	1/15/10	59,673
12,535	9.50%	2/15/10	13,080
35,297	9.50%	4/15/10	37,428
18,132	9.50%	8/15/10	19,421
30,234	9.50%	11/15/10	32,383
9,931	9.50%	1/15/11	10,730
72,903	9.50%	3/15/11	78,771
14,730	9.50%	3/20/16	15,915
42,645	9.50%	11/20/16	46,074
3,283	9.50%	8/20/17	3,558
3,836	9.50%	12/20/17	4,158
5,007	9.50%	4/20/18	5,442
1,696	9.50%	5/20/18	1,843
36,605	9.50%	6/20/18	39,785
30,632	9.50%	7/20/18	33,294
21,914	9.50%	8/20/18	23,818
73,127	9.50%	9/20/18	79,481
42,918	9.50%	9/20/18	46,647
12,352	9.50%	9/20/18	13,425
30,453	9.50%	8/20/19	33,178
2,932	9.50%	10/20/19	3,194

Par ($)	Coupon	Maturity	Market Value ($)(1)

35,896	9.75%	8/15/09	38,429
36,946	9.75%	9/15/09	39,553
101,825	9.75%	8/15/10	110,530
27,784	9.75%	11/15/10	30,160
136,166	9.75%	12/15/10	147,807
101,286	9.75%	1/15/11	111,081
76,120	9.75%	1/15/11	83,481
22,558	9.75%	10/15/12	24,942
9,064	9.75%	10/15/12	10,021
8,677	9.75%	10/15/12	9,593
8,390	9.75%	11/15/12	9,276
29,185	9.75%	11/15/12	32,268
24,482	9.75%	11/15/12	27,069
25,765	9.75%	11/15/12	28,487
14,965	10.00%	11/15/08	15,775
1,242	10.00%	11/15/09	1,302
4,038	10.00%	6/15/10	4,397
58,425	10.00%	6/15/10	63,609
18,985	10.00%	7/15/10	20,670
8,247	10.00%	7/15/10	8,979
7,787	10.00%	10/15/10	8,478
44,490	10.00%	11/15/10	48,437
31,138	10.00%	3/20/16	34,380
17,342	10.00%	11/15/17	19,274
31,531	10.00%	2/15/19	35,059
19,689	10.00%	2/20/19	21,814
21,181	10.00%	3/20/19	23,467
16,022	10.00%	5/20/19	17,751
173,439	10.00%	10/15/19	197,095
39,830	10.00%	11/15/19	44,287
31,523	10.00%	12/15/20	35,095
103,611	10.00%	6/15/21	115,483
23,765	10.25%	5/15/09	25,192
17,333	10.25%	11/15/11	18,790
19,962	10.25%	1/15/12	21,885
7,757	10.25%	2/15/12	8,504
7,593	10.25%	7/15/12	8,324
24,334	10.50%	6/15/09	25,855
4,699	10.50%	7/15/10	5,044
9,344	10.50%	9/15/15	10,368
12,218	10.50%	11/15/15	13,557
3,176	10.50%	8/20/17	3,530
46,928	10.50%	11/15/18	52,445
41,723	10.50%	6/15/19	46,768
213,229	10.50%	2/15/20	238,036
161,804	10.50%	8/15/21	183,866
2,721	10.75%	1/15/10	2,952
1,227	10.75%	7/15/11	1,340
19,728	11.25%	6/15/10	21,579

Par ($)	Coupon	Maturity	Market Value ($)(1)

30,520	11.25%	9/15/10	33,384
3,811	11.25%	9/15/10	4,168
16,813	11.25%	3/15/11	18,514
7,582	11.25%	3/15/11	8,349
37,416	11.25%	4/15/11	41,200
8,652	11.25%	5/15/11	9,527
28,197	11.25%	7/15/11	31,049
6,050	11.25%	7/15/11	6,661
4,748	11.25%	7/15/11	5,229
13,242	11.25%	9/15/11	14,581
10,147	11.25%	10/15/11	11,174
88,714	11.50%	8/15/18	97,441

			25,760,558

Total mortgage pass-through securities (cost: $108,934,932)			108,684,289

Taxable Municipal Securities (0.3%) (2)

205,000	Bernalillo Multifamily Rev. Series
	1998A, 7.50%, 9/20/20	217,156
20,000	Cuyahoga County Multifamily Rev.
	Series 2000B, 7.00%, 1/20/08	20,182
30,000	Louisiana Comm. Dev. Auth Rev.
	Series 2002B, 5.25%, 12/20/07	29,918
370,000	Maplewood Multifamily Rev.
	Series 1998B, 6.75%, 7/20/15	371,765

Total taxable municipal securities (cost: $625,000)		639,021

U.S. Treasury / Federal Agency Securities (9.2%) (2)

5,000,000	FNMA Strip, zero coupon,
	4.88% effective yield, 11/15/30	1,475,985
3,000,000	U.S. Treasury Bond, 4.50%, 11/30/11	2,995,194
2,800,000	U.S. Treasury Note, 3.375%, 9/15/09	2,722,672
3,750,000	U.S. Treasury Note, 4.50%, 11/15/10	3,747,071
	U.S. Treasury Strips, Zero Coupon:
3,500,000	5.45% Effective Yield, 5/15/30	1,132,628
2,200,000	4.60% Effective Yield, 8/15/16	2,234,890
3,734,024	U.S. Treasury inflation-protected security,
	3.375%, 1/15/12 (*)	3,961,419

Total U.S. Treasury / Federal Agency securities (cost: $18,316,378)		18,269,859

Collateralized Mortgage Obligations (35.1%) (2)
Federal Home Loan Mortgage Corp.:

Par ($)	Coupon	Maturity	Market Value ($)(1)

597,577	3.00%	2/15/23	552,486

See accompanying notes to portfolios of investments on page 62.	19

Sit U.S. Government Securities Fund
March 31, 2007

Portfolio of Investments

Par ($)	Coupon	Maturity	Market Value ($)(1)

3,103,713	3.25%	4/15/32	2,895,825
632,671	3.50%	5/15/29	599,516
601,552	4.00%	11/15/14	584,093
2,683,573	4.00%	5/31/25	2,481,647
325,074	4.00%	12/15/32	308,626
1,028,473	4.50%	5/15/32	1,011,838
500,000	5.50%	7/15/31	502,204
5,000,000	5.50%	3/15/32	4,996,275
789,287	6.95%	3/15/28	815,885
517,644	7.50%	6/15/17	543,433
263,930	7.50%	9/15/30	269,875
17,335	7.75%	3/18/25	17,506
242,502	8.00%	11/25/22	250,857
89,052	8.00%	3/15/23	92,728
106,583	8.00%	4/25/24	113,979
31,024	9.15%	10/15/20	32,572
1,451,361	9.50%	2/15/20	1,516,227

			17,585,572

Federal National Mortgage Association:

Par ($)	Coupon	Maturity	Market Value ($)(1)

3,348,105	3.50%	2/25/33	3,073,145
733,927	3.50%	3/25/33	698,911
352,963	3.50%	8/25/33	321,523
1,454,425	3.50%	6/25/35	1,400,242
921,103	3.75%	5/25/33	853,931
1,186,248	4.00%	11/25/32	1,143,830
345,454	4.00%	1/25/33	330,780
1,503,851	4.00%	3/25/33	1,424,399
1,725,186	4.00%	5/25/33	1,652,313
226,244	5.00%	8/25/22	222,951
1,700,000	5.00%	12/25/31	1,642,976
5,125,203	5.50%	5/25/25	5,099,363
3,787,251	6.50%	10/25/17	3,886,778
86,047	6.85%	12/18/27	88,786
106,788	7.00%	1/25/21	109,778
46,290	7.70%	3/25/23	48,789
230,864	8.00%	7/25/22	245,217
275,013	8.00%	7/25/22	284,250
100,000	8.00%	7/18/27	111,798
407,469	8.00%	7/25/44	428,368
78,745	8.20%	4/25/25	81,118
37,810	8.50%	1/25/21	40,340
41,112	8.50%	4/25/21	42,333
333,459	8.50%	9/25/21	358,705
94,415	8.50%	1/25/25	99,712
416,109	8.50%	6/25/30	496,204
73,019	8.75%	9/25/20	75,999
179,757	8.95%	10/25/20	193,489
547,169	9.00%	7/25/19	585,412

Par ($)	Coupon	Maturity	Market Value ($)(1)

290,146	9.00%	12/25/19	311,754
105,093	9.00%	5/25/20	110,985
71,327	9.00%	6/25/20	76,733
162,344	9.00%	6/25/20	172,013
28,014	9.00%	7/25/20	30,369
150,528	9.00%	9/25/20	161,988
97,813	9.00%	10/25/20	105,598
212,876	9.00%	3/1/24	230,473
1,354,206	9.00%	11/25/28	1,498,387
157,260	9.25%	1/25/20	169,933
148,721	9.50%	12/25/18	161,548
272,344	9.50%	3/25/20	297,870
67,504	9.50%	4/25/20	71,754
190,198	9.50%	5/25/20	206,155
270,047	9.50%	11/25/20	295,218
81,225	9.50%	11/25/31	86,276
395,354	9.60%	3/25/20	430,395

			29,458,889

Government National Mortgage Association:

Par ($)	Coupon	Maturity	Market Value ($)(1)

571,956	4.00%	10/17/29	547,810
2,715,141	7.00%	1/20/32	2,855,746
1,266,608	7.50%	2/16/30	1,334,407
405,169	8.00%	1/16/30	420,797

			5,158,760

Vendee Mortgage Trust:

Par ($)	Coupon	Maturity	Market Value ($)(1)

1,000,000	5.00%	8/15/28	990,194
1,000,000	5.00%	7/15/30	969,821
142,791	5.63%	2/15/24	144,651
2,000,000	6.00%	2/15/30	2,030,261
8,845,047	6.50%	12/15/28	9,132,098
3,631,752	7.00%	9/15/27	3,748,998
360,347	8.29%	12/15/26	377,969

			17,393,992

Total collateralized mortgage obligations (cost: $70,467,057)			69,597,213

Short-Term Securities (1.4%) (2)
700,000	FHLB Agy. Disc. Note, 5.17%, 4/9/07		699,095
1,986,552	Dreyfus Cash Mgmt. Fund, 5.14%		1,986,552

			2,685,647

Total short-term securites (cost: $2,685,647)

Total investments in securities (cost: $201,029,014) (6)			$199,876,029

* U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

See accompanying notes to portfolios of investments on page 62.      21

Sit Tax-Free Income Fund
One Year Ended March 31, 2007

Senior Portfolio Managers Michael C. Brilley • Debra A. Sit, CFA • Paul J. Jungquist, CFA

     The Sit Tax-Free Income Fund returned +4.00% for the fiscal year ended March 31, 2007, compared with a return of +4.28% for the Lehman 5-year Municipal Bond Index. The Fund’s 30-day SEC yield was 4.29% and its 12-month distribution rate was 3.93% as of March 31, 2007.
     The Federal Reserve last raised its federal funds target rate in late June 2006. With short term rates unchanged since mid 2006, intermediate term bond yields have fallen over the past twelve months. This period of relative stability followed several prior years of rising intermediate term yields as the Federal Reserve increased its federal funds target rate from 1.0% to 5.25%. We expect short and intermediate term yields to be relatively stable until late 2007, when slowing economic growth could cause somewhat lower yields unless inflationary pressures force the Federal Reserve to increase short-term interest rate levels.
     The Fund invests in six different market sectors that each account for more than 5% of its holdings. Five of these sectors earned returns that exceeded the return of the Lehman 5-Year Municipal Bond Index. Only the multi-family housing sector underperformed that index, as bond prices fell, reflecting the continued trend of rating reductions by the bond rating agencies due to the difficulties of raising rents and higher than historic vacancy levels.
     We expect the Federal Reserve to maintain short-term rates at their current level for the next six months. Economic growth is expected to be in the +2% to +3% range and inflation to moderate during the second half of 2007. Bond yields are expected to remain relatively stable until late in the year when the yield curve is expected to steepen.

INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Tax-Free Income Fund is to provide a high level of current income that is exempt from federal income tax, consistent with preservation of capital, by investing primarily in investment-grade municipal securities.
     Such municipal securities generate interest income that is exempt from both regular federal income tax and federal alternative minimum tax. During normal market conditions, the Fund invests 100% of its net assets in such tax-exempt municipal securities.

PORTFOLIO SUMMARY

Net Asset Value 3/31/07:	$9.72 Per Share
3/31/06:	$9.72 Per Share
Total Net Assets:	$377.5 Million
30-day SEC Yield:	4.29%
Tax Equivalent Yield:	6.60%(1)
12-Month Distribution Rate:	3.93%
Average Maturity:	13.9 Years
Duration to Estimated Avg. Life:	3.9 Years(2)
Implied Duration:	4.7 Years(2)

(1) For individuals in the 35.0% federal tax bracket. (2) See next page.

PORTFOLIO STRUCTURE (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Tax-Free Income Fund	Lehman 5-Year Muni. Bond Index	Lipper General Muni. Bond Fund Index

3 Month**	0.81%	0.93%	0.74%
6 Month**	1.81	1.56	N/A
1 Year	4.00	4.28	5.38
5 Years	3.93	4.12	5.35
10 Years	4.52	4.79	5.35
Inception (9/29/88)	5.85	5.78	6.39

CUMULATIVE TOTAL RETURNS*

	Sit Tax-Free Income Fund	Lehman 5-Year Muni. Bond Index	Lipper General Muni. Bond Fund Index

1 Year	4.00%	4.28%	5.38%
5 Year	21.26	22.36	29.75
10 Year	55.53	59.73	68.46
Inception (9/29/88)	186.63	182.78	214.53

*As of 3/31/07.	**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance; however, fees and expenses are not incorporated in the Lehman 5-Year Muni. Bond Index. The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser’s assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio’s implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.

GROWTH OF $10,000

The sum of $10,000 invested at inception (9/29/88) and held until 3/31/07 would have grown to $28,663 in the Fund or $28,278 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.

QUALITY RATINGS (% OF TOTAL NET ASSETS)

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

Sit Tax-Free Income Fund
March 31, 2007

Portfolio of Investments

Quantity ($)	Name of Issuer	Market Value ($)(1)

Municipal Bonds (96.1%) (2)
Alabama (1.8%)
1,375,000	AL State Univ. Rev. Series 2006, 5.25%, 8/1/28	1,492,109
300,000	AL Wtr. Pollution Ctrl. Auth. Revolving Fund Lien Series 1998-B (AMBAC insured), 5.00%, 8/15/21	305,997
845,000	ASMS Pub. Educ. Bldg. Rev Series 2006-B (ASMSF LLC Proj.) (Ambac Insured), 4.375%, 9/1/26	829,241
675,000	Birmingham-Southern College Private Educ. Bldg. Rev. Series 1997, 5.35%, 12/1/19	680,170
100,000	DCH Hlth. Care Auth. Fac. Rev. Series 1998 (MBIA insured), 4.875%, 6/01/13	102,050
	Huntsville Hlth. Care Auth. Rev.
200,000	Series 1997-A (MBIA insured), 5.00%, 6/1/17	203,856
1,000,000	Series 2002-A, 5.625%, 6/1/32	1,068,790
1,000,000	Series 2002-B, 5.75%, 6/1/32	1,100,890
250,000	Series 2007-A, variable rate, 6/1/32	250,000
750,000	Montgomery Special Care Facs. Fin. Auth. Rev. Series 1997-C (Baptist Med. Ctr. Proj.), 5.375%, 9/1/22	768,795

		6,801,898

Alaska (1.9%)
325,000	Alaska Indl. Dev. & Expt. Auth. Cmnty. Provider Rev. Series 2007 (Boys & Girls Home Proj.), 5.45%, 12/1/11	324,444
12,640,000	Alaska HFC Gen. Mtg. Rev. Series 1997-A, zero coupon, 6.15% effective yield on purchase date, 12/1/17	6,768,471

		7,092,915

Arizona (2.7%)
1,500,000	Arizona Hlth. Care Facility Auth. Rev. Series 2007 (Beatitudes Campus Proj.), 4.75%, 10/1/10	1,500,000
200,000	Bullhead City Special Assessment Impt. Dist. Series 1993 (Bullhead Pkwy. Proj.), 6.10%, 1/1/10	200,916
	Maricopa Co. Indl. Dev. Auth. Multifamily Hsg. Rev.:
400,000	Series 1996-A (Place Five & Greenery Apts. Proj.), Escrowed to Maturity, 6.625%, 1/1/27	429,696
490,000	Series 1996-B (Advantage PT, etc. Proj.), Escrowed to Maturity, 7.375%, 7/1/26	501,280
100,000	Maricopa Co. Pollution Ctrl. Rev. Ref. Public Svc. Series 1996-A (New Mexico Public Svc. Co. Proj.),
	6.30%, 12/1/26	102,282
150,000	Parkway Cmnty. Facility Dist. No. 1 G.O. Series 2006, 4.85%, 7/15/15	151,695
700,000	Phoenix Street & Hwy. User Rev. Ref. Jr. Lien Series 1992, 6.25%, 7/1/11	701,239
	Pima Co. Indl. Dev. Auth. Educ. Rev.:
295,000	Series 2004-I (AZ Charter Schools Proj.), 5.00%, 7/1/12	299,879
250,000	Series 2004-A (Noah Webster Basic School Proj.), 5.25%, 12/15/16	255,703
210,000	Series 2005-M (AZ Charter Schools Proj.), 5.70%, 7/1/23	221,838
750,000	Series 2006 (Choice Educ. & Dev. Corp. Proj.), 6.00%, 6/1/16	775,568
1,000,000	Series 2006-A (Sonoran Science Academy Proj.). 5.35%, 12/1/17	992,710
575,000	Series 2007-O (AZ Charter Schools Proj.), 4.65%, 7/1/14	573,666
400,000	Ref. Series 2007 (Tucson Country Day School Proj.), 5.00%, 6/1/22	406,352
565,000	Pinal Co. Indl. Dev. Auth. Correctional Fac. Rev. Series 2006-A (Florence West Prison Proj.)
	(ACA insured), 5.25%, 10/1/23	601,516
500,000	Pinal Co. Certificate of Participation Series 2004, 5.00%, 12/1/26 (5)	517,345
	Quail Creek Cmnty. Fac. Dist. G.O. Series 2006:
585,000	4.85%, 7/15/12	589,768
500,000	5.15%, 7/15/16	513,185
360,000	Verrado Cmnty. Facilities Dist. No. 1 G. O. Series 2006, 4.85%, 7/15/14	360,130
500,000	Westpark Cmnty. Facilities Dist. G.O. Series 2006, 4.90%, 7/15/16	502,860

		10,197,628

Quantity ($)	Name of Issuer	Market Value ($)(1)

Arkansas (0.6%)
750,000	Bentonville Co. ISD No. 6 Refunding & Construction G.O. Series 2003-A
	(Ambac insured), 4/75%, 6/1/24	757,027
4,524	Drew Co. Public Fac. Bd. Single Family Mtg. Rev. Ref. Series 1993-A2
	(FNMA backed), 7.90%, 8/1/11	4,535
565,000	Maumelle HDC First Lien Rev. Ref. Series 1992-A (Section 8), 7.875%, 7/1/09	566,090
1,000,000	White Co. Hlth. Care Fac. Rev. Series 2005 (White Co. Med. Ctr. Proj.), 5.00%, 12/1/14	1,032,200

		2,359,852

California (7.2%)
80,000	ABAG Fin. Auth. For Nonprofit Corp. Rev Series 2002 (Redwood Sr. Homes & Svcs.
	Proj.), 4.10%, 11/15/07	79,899
250,000	Agua Caliente Band Cahuilla Indians Rev. Series 2003, 4.60%, 7/1/08	251,257
120,000	Bay Area Govt. Assoc. Tax Allocation Rev. Series 1994-A (FSA insured), 6.00%, 12/15/14	120,572
250,000	Blythe Redev. Agy. Tax Allocation Ref. Series 1997 (Proj. No. 1), 5.80%, 5/1/28	257,997
200,000	Calexico Cmnty. Redev. Agy. Tax Allocation Series 2000 (Merged Central Bus. District Redev. Proj.)	208,878
	(Ambac insured), 5.375%, 8/1/26
500,000	CA Co. Tobacco Securitization Agy. Asset-Backed Rev. Series 2002 (Alameda Co. Proj.), 4.75%, 6/1/19
	CA Cmnty. Hsg. Fin. Agy. Lease Rev. Pass Thru Oblig.	503,270
180,000	Series 2005-D, 4.875%, 4/1/12	180,639
480,000	Series 2005-F, 4.85%, 11/1/12	481,882
750,000	CA Dept. Water Resources Rev. Series 1972 (Central Valley Proj.), 5.25%, 7/1/22	774,210
220,000	CA Dept. Water Resources Rev. Series 1996-Q (Central Valley Proj.) (MBIA insured), 5.375%, 12/1/27	223,546
	CA Educ. Facs. Auth. Rev.:
10,000	Series 1995-A (Pooled College & Univ. Proj.), 5.60%, 12/1/14	10,103
135,000	Rev. Refunded Series 1996 (Chapman Univ. Proj.), 5.125%, 10/1/26	137,847
	CA G.O. Rev. Ref.:
770,000	Series 1993 (FSA insured), 5.125%, 10/1/17	770,031
60,000	Series 1996 (Ambac insured), 5.25%, 6/1/21	60,452
495,000	CA Govt. Fin. Auth. Lease Rev. Series 2003-A (Placer Co. Transportation Proj.), 6.00%, 12/1/28	539,718
	CA Hlth. Facs. Fin. Auth. Rev.:
500,000	Series 1997-B (Cedars-Sinai Med. Ctr. Proj.), 5.125%, 8/1/27
	Series 2001 (Casa Colina Proj.):	511,815
500,000	5.00%, 4/01/08	504,375
500,000	5.50%, 4/01/11	523,905
500,000	CA Fin. Auth. Educ. Rev. Series 2006-A (American Heritage Educ. Fndtn. Proj.), 5.25%, 6/1/26	526,350
	CA Public Works Board Lease Rev. Series 1993-A (Various CA State Univ. Proj.):
300,000	5.25%, 12/1/13 (5)	300,318
625,000	5.50%, 12/1/18	625,631
	CA Statewide Cmntys. Dev. Auth. Rev. Series:
505,000	2005 (Daughters of Charity Hlth. Proj.), 5.25%, 7/1/11	528,023
500,000	2007-B (Kaiser Permanente Proj.), variable rate, 4/1/36	501,250
235,000	Garden Grove C.O.P Series 1993 (Bahia Village/Emerald Isle Proj.) (FSA insured), 5.70%, 8/1/23
	Golden State Tobacco Securitization Corp. Asset-Backed Rev.:	235,390
	Series 2005-A:
150,000	5.00%, 6/1/16	150,151
2,000,000	5.00%, 6/1/19	2,050,260
350,000	Series 2007-A1, 4.50%, 6/1/27	340,609
1,250,000	Interest Appreciation Bonds, zero coupon, 4.55% effective yield, 6/1/22	1,102,000
175,000	Industry Urban Dev. Agy. Tax Allocation Ref. Series 2002-2, 4.75%, 5/1/21	178,125
750,000	Intercommunity Hosp. Fin. Auth. C.O.P Series 1998 (ACA insured), 5.25%, 11/1/19	774,173

See accompanying notes to portfolios of investments on page 62.	25

Sit Tax-Free Income Fund
March 31, 2007

Portfolio of Investments

Quantity ($)	Name of Issuer	Market Value ($)(1)

3,175,000	Northern CA Power Agy. Rev. Series 1987-A, 5.00%, 7/1/09	3,177,540
685,000	Northern CA Tobacco Securitization Auth. Asset-Backed Rev. Series 2005-A1, 4.75%, 6/1/23	682,356
500,000	Oakland UNI Sch. Dist. Alameda Co. G.O. Series 2005 (MBIA insured), 5.00%, 8/1/24	530,025
1,000,000	Rancho Cucamonga Redev. Agy. Tax Allocation Series 1996 (MBIA insured), 5.25%, 9/1/16	1,021,250
1,000,000	San Bernardino City. Sch. Dist. G.O. Cap. Appreciation Series 2007 (MBIA insured), zero coupon,
	4.72% effective yield, 8/1/29	337,910
2,750,000	San Bernardino Co. C.O.P. Series 1996 (Med. Ctr. Fin. Proj.) (MBIA insured), 5.00%, 8/1/28	2,794,963
1,000,000	San Francisco City & Co. Airpts., Intl. Arpt. Rev. Ref. Series 2001-27B (FGIC insured), 5.125%, 5/1/31	1,039,960
750,000	San Joaquin Hills Toll Rd. Rev. Refunding Series 1997-A, 5.25%, 1/15/30	765,713
500,000	Santa Clara Redev. Agy. Tax Allocation Series 2003 (Bayshore North Proj.) (MBIA insured), 5.00%, 6/1/15	501,135
	Santa Rosa Rancheria Tachi Yokut Tribe Enterprise Rev.:
	Series 2006:
215,000	4.50%, 3/1/11	215,299
385,000	4.875%, 3/1/16	389,066
2,000,000	Series 2001-B, 6.00%, 5/15/22	2,126,700

		27,034,593

Colorado (2.5%)
385,000	Aurora Golf Course Enterprise Sys. Rev. Ref. Series 2005, 4.00%, 12/1/08	384,553
250,000	CO Educ. & Cultural Fac. Rev. Ref. Series 2003-C (Cheyenne Mtn. Charter Sch. Proj.), 4.625%, 6/15/12	254,795
	CO HFA Single Family Program Senior Series:
45,000	1996B-2, 7.45%, 11/1/27	45,643
40,000	1997B-3, 6.80%, 11/1/28	40,080
	CO Hlth. Fac. Auth. Rev.:
750,000	Series 1999 (Steamboat Springs Hlth. Proj.), 5.70%, 9/15/23	781,627
260,000	Series 2000-A (Porter Place Proj.) (GNMA collateralized), 5.10%, 1/20/11	265,551
250,000	Series 2005 (Covenant Retirement Cmntys. Proj.), 4.50%, 12/1/07	250,592
400,000	Series 2005 (Covenant Retirement Cmntys. Proj.), 4.50%, 12/1/08	402,408
390,000	Unrefunded Balance Rev. Series 2000 (Evangelical Lutheran Proj.), 6.25%, 12/1/10	408,392
610,000	Prerefunded Rev. Series (Evangelical Lutheran Proj.), 6.25%, 12/1/10	639,573
1,500,000	Ref. Series 2006-D (Adventist Hlth./Sunbelt Proj.), 5.125%, 11/15/29	1,576,095
600,000	Denver Hsg. Corp. Multifamily Rev. Ref. Series 1997-A (Section 8), 5.35%, 10/1/12	608,046
255,000	Denver West Met. Dist. Refunding G.O. Series 2005, 3.40%, 12/1/07	254,092
435,000	E-470 Pub. Hwy. Auth. Rev. Senior Series 1997-A (MBIA insured), 5.00%, 9/1/26	441,064
500,000	Inverness Wtr. & Sanitation Dist. Arapahoe & Dougles Cos. G.O. Series 2006-A
	(Radian insured), 4.60%, 12/1/19	502,780
1,000,000	Lyons Rev. Series 2006 (Longmont Humane Soc. Proj.), 4.75%, 11/30/16	1,007,270
1,250,000	Midcities Metro Dist. No. 2 G.O. Ref. & Impt. Series 2006 (Radian insured), 5.125%, 12/1/30	1,316,650
205,000	SBC Met. Dist. G.O. Ref. Series 2005 (ACA insured), 3.00%, 12/1/07	203,653
5,000	Thornton Single Family Mtg. Rev. Ref. Series 1992-A, 8.05%, 8/1/09	5,012

		9,387,876

Connecticut (1.1%)
960,000	CT Dev. Auth. Pollution Ctrl. Rev. Ref. Series 1993-A (CT Light & Power Proj.), 5.85%, 9/1/28	1,005,686
	Mashantucket Western Pequot Tribe Subordinated Special Rev.:
750,000	Series 2006-A, 5.50%, 9/1/36	794,040
300,000	Series 1997-B, 5.75%, 9/1/18	307,356
1,850,000	Series 1999-B, zero coupon, 5.05% effective yield on purchase date, 9/1/09	1,654,492
500,000	Series 1999-B, zero coupon, 5.12% effective yield on purchase date, 9/1/26	314,095

		4,075,669

Delaware (0.1%)
250,000	DE Hlth. Fac. Auh. Rev. Series 2005-A (Beebe Med. Ctr. Proj.), 5.00%, 6/1/07	250,402

Quantity ($)	Name of Issuer	Market Value ($)(1)

Florida (8.0%)
700,000	Belmont Cmnty. Dev. Dist. Cap. Impt. Rev. Series 2006-B, 5.125%, 11/01/14	698,012
500,000	Capital Trust Agy. Hsg. Rev. Series 2005-B (Sub-Atlandtic Hsg. Foundation Proj.), 4.50%, 7/1/15	505,990
	Capital Trust Agy. Multifamily Rev. Sr. Series 2003-A:
600,000	(Golf Villas, Rivermill, and Village Square Apts. Proj.), 4.75%, 6/1/13	585,090
1,000,000	(American Opportunity Proj.), 5.875%, 6/1/38	1,027,970
525,000	Collier Co. HFA Multifamily Hsg. Rev. Series 2002-C (Goodlette Arms Proj.), 5.25%, 8/15/15	543,753
400,000	Connerton West Cmnty. Dev. Dist. Cap. Impt. Spl. Assmt. Rev. Series 2007-B, 5.125%, 5/1/16	400,012
385,000	Dade Co. Hlth. Fac. Auth. Hosp. Rev. Ref. Series 1993-A (Baptist Hosp. Miami Proj.) (MBIA insured), 5.25%, 5/15/21	385,385
	Escambia Co. Hlth. Facs. Auth. Rev. Series 1998 (Baptist Hosp. & Manor Proj.):
200,000	5.00%, 10/01/08	202,656
630,000	5.125%, 10/1/19	641,460
100,000	Fiddlers Creek Cmnty. Dev. Dist. No. 2 Spl. Assmt. Rev. Series 2003-B, 5.75%, 5/1/13	103,148
500,000	FL Div. Bd. Fin. Dept. Gen. Svcs. Rev. Series 1997-A, 5.00%, 7/1/11	506,550
750,000	FL HFC Hsg. Rev. Hsg. Series 2000-D-1 (Augustine Club Apts. Proj.) (MBIA insured), 5.75%, 10/1/30	786,315
500,000	FL Brd. Educ. Cap. Outlay G.O. Series 1998-A (Pub. Educ. Proj.) (FSA insured), 5.20%, 6/1/23	513,870
1,950,000	FL University Cap. Impt. Rev. Series 2004, 5.125%, 9/1/33	1,999,140
1,000,000	Heritage Isle At Viera Cmnty. Dev. Dist. Special Assessment Series 2006, 5.00%, 11/1/13	992,220
	Highlands Co. Hlth. Fac. Auth. Hosp. Rev. (Aventist Hlth. Proj.):
425,000	Ref. Series 2005-B, 5.00%, 11/15/30	438,192
1,000,000	Series 2006-C, 5.25%, 11/15/36	1,056,410
500,000	Hillsborough Co. Indl. Dev. Auth. Hosp. Rev. Ref. Series 2003-A (Tampa Gen. Hosp. Proj.): 5.25%, 10/1/24	521,510
475,000	Hillsborough Co. Indl. Dev. Auth. Indl. Rev. Series 1999-A (Hlth. Facs. Proj. - Univ. Cmnty. Hosp.), 5.625%, 8/15/23	493,772
250,000	Gramercy Farms Cmnty. Dev. Dist. Spl. Assessment Series 2007-B, 5.10%, 5/1/14	249,267
500,000	Jacksonville Econ. Dev. Commn. Rev. Series 2007-A, 4.55%, 3/1/47	486,085
	Lake Ashton Cmnty. Dev. Dist. Cap. Impt. Spl. Assessment Rev.:
750,000	Series 2006-B, 5.00%, 11/1/11	749,723
	Lakeland Hosp. Sys. Rev. Ref. Series 1997 (Lakeland Regl. Med. Center Proj.):
400,000	(MBIA insured), 5.00%, 11/15/22	405,732
	Lee Co. Indus. Dev. Auth. Hlth. Care Fac. Rev.:
545,000	Series 1999-A (ShellPoint Village Proj.), 5.50%, 11/15/08	559,786
1,000,000	Series 2007-A (Lee Charter Foundation), 5.25%, 6/15/27	1,006,990
585,000	Marion Co. Hosp. Dist. Rev. Ref. Series 1999 (Munroe Regl. Med. Ctr. Proj), 5.25%, 10/1/10	608,400
405,000	Martin Co. Hlth. Fac. Auth. Hosp. Rev. Ref. Series 2002-B (Martin Memorial Med. Ctr. Proj.), 4.875%, 11/15/12	413,060
500,000	Miami - Dade Co. Spl. Obligation Sub. Series 1997-B, 5.00%, 10/1/37	510,325
1,000,000	New River Cmnty. Dev. Dist. Cap. Impt. Spl. Assessment Rev. Series 2006-B, 5.00%, 5/1/13	992,720
	North Broward Hosp. Dist. Rev. Series 1997 (MBIA insured):
180,000	Unrefunded Balance Series, 5.375%, 1/15/24	181,987
1,000,000	Orange Co. Hlth. Fac. Auth. Rev. Series 2006-B (Orlando Regl. Hlth. Care Proj.), 5.125%, 11/15/39	1,040,150
	Palm Beach Co. Hlth. Fac. Auth. Rev. Ref.:
200,000	Series 2003 (Abbey Delray South Proj.), 5.15%, 10/1/12	207,458
	Pinellas Co. Educ. Fac. Auth. Rev. Series 2006 (Eckerd College Proj.) (ACA insured):
350,000	4.50%, 10/1/14	357,035
680,000	4.625%, 10/1/16	694,430
3,105,000	Port Everglades Auth. Rev. Ref. Series 1989-A (FSA insured), 5.00%, 9/1/16	3,113,197
750,000	Riverwood Estates Cmnty. Dev. Dist. Spl. Assessment Series 2006-B, 5.00%, 5/1/13	748,140

See accompanying notes to portfolios of investments on page 62.	27

Sit Tax-Free Income Fund
March 31, 2007

Portfolio of Investments

Quantity ($)	Name of Issuer	Market Value ($)(1)

250,000	Sarasota Natl. Cmnty. Dev. Dist. Spl. Assessment Rev. Series 2007, 5.30%, 5/1/39	248,955
500,000	St. Johns Co. Indl. Dev. Auth. Hlth. Care Rev. Ref. Series 2007-A (Bayview Proj.), 5.00%, 10/1/17	502,435
250,000	South Broward Hosp. Dist. Rev. Ref. Series 2007 (South Broward Hosp. Dist. Proj.), 4.75%, 5/1/24	256,648
	South Lake Co. Hosp. Dist. Rev. Series 2003 (South Lake Hosp. Inc. Proj.):
190,000	4.25%, 10/1/08	190,000
700,000	5.50%, 10/1/13	741,104
500,000	South Miami Hlth. Fac. Auth. Hosp. Rev. Series 2003 (Baptist Hlth. So. FL Grp. Proj.), 5.20%, 11/15/28	522,140
750,000	Sterling Hill Cmnty. Dev. Dist. Cap. Impt. Spl. Assessment Rev. Series, 5.10%, 5/1/11	751,613
1,000,000	Verano Ctr. Cmnty. Dev. Dist. Spl. Assessment Series 2006-B (Dist. No. 1 Infrastructure Proj.). 5.00%, 11/1/12	994,670
750,000	Waters Edge Cmnty. Dev. Dist. Cap. Impt. Spl. Assessment Rev. Series 2006-B, 5.00%, 11/1/12	746,003
500,000	Zephyr Ridge Cmnty. Dev. Dist. Spl. Assessment Rev. Series 2006-B, 5.25%, 5/1/13	498,435

		30,177,943

Georgia (1.4%)
500,000	Atlanta Dev. Auth. Rev. Series 2005-C (Tuff ATDC Proj.), 5.00%, 1/1/31	516,175
750,000	Chatham Co. Hosp. Auth. Rev. & Impt. Series 2004-A (Mem. Health Univ. Proj.), 5.50%, 1/1/34	794,992
590,000	Cobb Co. Dev. Auth. Pkg. Rev. Series 2004 (Kennesaw State Univ. Fdn., Inc. Proj.) (MBIA insured), 5.00%, 7/15/29	620,102
1,500,000	East Point Tax Allocation Series 2002-A, 8.00%, 2/1/26	1,706,835
250,000	Gainesville Redev. Auth. Educ. Facs. Rev. Ref. Series 2007 (Riverside Military Academy Proj.), 5.125%, 3/1/27	257,037
250,000	Medical Ctr. Hosp. Auth. Rev. Ref. Series 2007 (Spring Harbor Green Isl. Proj.), 5.25%, 7/1/27 (9)	255,348
	Private Colleges & Univ. Auth. Rev. Ref.:
	Series 1999-A (Mercer Univ. Proj.):
300,000	4.45%, 10/1/07	300,309
750,000	5.25%, 10/1/14	768,540
100,000	Series 2001 (Mercer Univ. Proj.), 5.00%, 10/1/11	102,208

		5,321,546

Illinois (14.2%)
300,000	Annawan Tax Allocation Series 2007 (Patriot Renewable Fuels, LLC Proj.), 5.625%, 1/1/18	298,560
475,000	Blue Island Tax Increment G.O. Ref. Series 1997 (MBIA insured), 5.10%, 12/15/12	479,546
	Broadview Village of Cook Co. Tax Increment Rev. Series 1999:
1,410,000	5.00%, 7/1/07	1,411,706
1,085,000	5.05%, 7/1/08	1,092,801
2,030,000	5.10%, 7/1/09	2,058,461
500,000	Chicago Brd. Educ. G.O. Series 1997-A (Chicago School Reform Proj.), 5.25%, 12/1/22	514,170
585,000	Chicago G.O. Series 1996-B (FGIC insured), Unrefunded, 5.125%, 1/1/25	590,054
30,000	Chicago Metro Hsg. Dev. Corp. Mtg. Rev. Ref. Series 1992-A (FHA insured) (Section 8), 6.85%, 7/1/22	30,763
250,000	Cook Co. Sch. Dist. No. 95 G.O. Series 2007, 5.25%, 12/1/24 (9)	251,452
250,000	Cortland Spl. Service Area No. 001 Spl. Tax Ref. Series 2007 (Assured Guaranty Insured), 4.70%, 3/1/32 (9)	248,683
250,000	Du Page Co. Spl. Svc. Areano 31 Spl. Tax Series 2006 (Monarch Landing Proj.), 5.40%, 3/1/16	260,770
100,000	IL DFA Rev. Series 1998 (St. Patrick High School Proj.), 5.125%, 7/15/28	100,957
380,000	IL DFA Rev. Series 2002-A (Chicago Charter School Fdn. Proj.), 5.25%, 12/1/12	392,563
500,000	IL DFA Rev. Ref. Series 2007 (Chicago Charter School Fdn. Proj.), 5.00%, 12/1/36	512,690
1,250,000	IL DFA Pollution Control Rev. Ref. Series 2000-A (Ameren CIPS Proj.), 5.50%, 3/1/14	1,257,987
	IL DFA Refunding & New Money Rev. (Cmty. Rehab. Providers Fac. Acquisition Program):
1,740,000	Series 1997-A, 5.80%, 7/1/08	1,763,734
2,635,000	Series 1997-A, 6.05%, 7/1/19	2,671,258
300,000	Series 1997-A, 5.90%, 7/1/09	304,167

Quantity ($)	Name of Issuer	Market Value ($)(1)

4,765,000	Series 1997-A, 6.00%, 7/1/15	4,829,899
1,240,000	Series 1997-C, 5.65%, 7/1/19	1,268,718
1,000,000	Series 1998-A, 5.50%, 7/1/12	1,023,150
275,000	Series 1998-A, 5.70%, 7/1/19	281,561
305,000	Series 2002-A (Cmnty. Rehab. Providers Fac. Proj.), 5.70%, 7/1/12	315,727
	IL Fin. Auth. Rev.:
500,000	Ref. Series 2006 (Luther Hillside Village Proj.), 5.25%, 2/1/37	525,045
700,000	Series 2006-A (Three Crowns Park Plaza Proj.), 5.875%, 2/15/38	735,231
500,000	Series 2006-B2 (Three Crowns Park Plaza Proj.), 5.40%, 2/15/38	500,815
	Series 2006 (Tabor Hills Supportive Living Proj.):
1,000,000	4.40%, 11/15/12	996,510
500,000	5.25%, 11/15/26	514,430
	Series 2006-A (Montgomery Place Proj.):
1,250,000	5.25%, 5/15/15	1,272,500
500,000	5.75%, 5/15/38	520,800
1,250,000	IL Educ. Facs. Auth. Rev. Series 1998-A (Univ. Chciago Proj.) (MBIA-IBC Insured), 5.125%, 7/1/38	1,278,837
5,000	IL HDA Multifamily Rev. Series 1994-5 (Section 8), 6.75%, 9/1/23 (Section 8), 4.75%, 9/1/23	5,057
500,000	IL Fin. Auth. Educ. Rev. Series 2006-E (Uno Charter School Network Proj.) (ACA Insured), 5.00%, 9/1/26	519,785
	IL Hlth. Fac. Auth. Rev.:
940,000	Ref. Series 1994 (Passavant Memorial Area Hospital Assn.) (MBIA insured), 5.95%, 10/1/11	978,455
1,895,000	Ref. Series 1993-A (Edward Hosp. Proj.), 6.00%, 2/15/19	1,895,701
	Ref. Series 1993-A (Hinsdale Hosp Proj.):
300,000	7.00%, 11/15/19	314,205
4,100,000	(Ambac Insured), 7.00%, 11/15/19	4,294,135
1,500,000	Ref. Series 1993-B (Glen Oaks Proj.) (Ambac Insured), 7.00%, 11/15/19	1,571,025
55,000	Unrefunded Balance Series 1996 (MBIA insured), 5.80%, 8/15/16	56,484
350,000	Ref. Series 1996-B (Sarah Bush Lincoln Hlth. Ctr. Proj.), 5.50%, 2/15/16	357,280
125,000	Series 1997-A (Edward Oblig Group Proj.) (Ambac insured), 5.25%, 2/15/27	127,912
660,000	Ref. Series 1999 (Silver Cross Hosp. Proj.), 5.25%, 8/15/15	676,269
970,000	Ref. Series 2001 (Decatur Memorial Hospital Proj.), 4.625%, 10/1/08	978,051
500,000	Series 2000 (IA Health System Proj.), 6.75%, 2/15/13	545,560
1,150,000	Ref. Series 2003 (Sinai Health Proj.) (FHA Insured), 5.10%, 8/15/33	1,192,849
200,000	IL Sales Tax Rev. Series 1994-U, 5.00%, 6/15/10	200,194
	Lombard Public Facs. Corp. Rev. First Tier Series 2005-A1 (Conference Ctr. & Hotel Proj.):
115,000	6.375%, 1/1/15	118,772
750,000	(ACA insured) 5.50%, 1/1/25	812,175
1,000,000	(ACA insured) 5.50%, 1/1/30	1,081,390
2,000,000	Malta Tax Allocation Rev. Series 2006, 5.75%, 12/30/25	2,010,600
250,000	Melrose Park Tax Increment G.O. Series 1999-A (FSA insured), 5.25%, 12/15/15	256,343
	Southwestern IL Dev. Auth. Rev. Series 1999 (Anderson Hosp. Proj.):
750,000	5.375%, 8/15/15	772,493
2,625,000	5.625%, 8/15/29	2,705,903
	Southwestern IL Dev. Auth. Local Govt. Prog. Rev.:
2,300,000	Series 1998-A (City of East St. Louis Proj.) Tax Increment Financing Proj., 6.00%, 4/1/10	2,274,608
500,000	Series 2006 (Village of Sauget Proj.), 5.625%, 11/1/26	508,870
335,000	Upper Illinois River Valley Dev. Auth. Rev. Series 2001 (Morris Hosp. Proj.), 6.05%, 12/1/11	359,981
440,000	Will Co. Spl. Educ. Rev. Series 2006, 5.40%, 1/1/18	474,100
500,000	Will Co. Student Hsg. Rev. Series 2002-A (Joliet Junior College Proj.), 6.375%, 9/1/13 (7) (8)	307,480

		53,699,222

See accompanying notes to portfolios of investments on page 62.	29

Sit Tax-Free Income Fund
March 31, 2007

Portfolio of Investments

Quantity ($)	Name of Issuer	Market Value ($)(1)

Indiana (3.1%)
500,000	Anderson Economic Dev. Rev. Ref. & Impt. Series 2007 (Anderson Univ. Proj.), 4.75%, 10/1/21	501,435
100,000	Bloomington Sewer Wks. Rev. Series 1999-A (MBIA insured), 5.20%, 1/1/29	104,017
500,000	Boone Co. Redev. Tax Increment Rev. Series 2005-B, 5.375%, 8/1/23	536,475
100,000	Elkhart Co. Ind. Hosp. Auth. Rev. Series 1998 (Elkhart General Hosp. Proj.), 5.25%, 8/15/28	103,160
400,000	IN Hlth. & Educ. Fac. Fin. Auth. Rev. Series 2005 (Baptist Homes of IN Proj.), 5.25%, 11/15/25	419,768
215,000	IN Hlth. Fac. Fin. Auth. Hlth. Fac. Rev. Series 1998 (Holy Cross Health Sys. Corp. Proj.) (MBIA insured), 5.00%, 12/1/28	219,251
	IN Hlth. Fac. Fin. Auth. Hosp. Rev.:
	Series 1993 (Community Hosp. of Anderson Proj.) (MBIA insured):
120,000	6.00%, 1/1/14	122,257
650,000	6.00%, 1/1/23	650,864
600,000	Ref. Series 1998 (Floyd Memorial Hosp. & Hlth. Svcs. Proj.), 5.25%, 2/15/18	613,110
	Series 2001-A (Community Foundation Northwest IN):
1,000,000	6.00%, 8/1/07	1,004,840
1,000,000	6.00%, 8/1/08	1,019,170
1,320,000	5.50%, 8/1/13	1,370,503
405,000	6.375%, 8/1/21	434,448
190,000	6.375%, 8/1/31	202,967
300,000	Series 2004-A (Community Foundation Northwest IN), 4.75%, 3/1/14	300,288
500,000	IN HFA Single Family Mtg. Rev. Ref. Series 1992-A, 6.80%, 1/1/17	512,240
	IN Hlth. Fac. Fin. Auth. Rev. Ref. Series 1998:
170,000	(Greenwood Village South Proj.), 5.35%, 5/15/08	170,087
1,875,000	(Marquette Manor Proj.), 5.00%, 8/15/18	1,878,937
1,155,000	IN State Dev. Fin. Auth. Rev. Educ. Facs. Series 2003 (Archdiocese Indpls. Proj.), 5.50%, 1/1/33	1,227,603
125,000	Shelby Co. Indl. Jail Bldg. Corp. Rev. Ref. Series 1996 (First Mtg. Proj.) (MBIA insured), 5.30%, 7/15/07	125,563

		11,516,983

Iowa (1.2%)
500,000	Carroll Co. Hosp. Rev. Series 2006-A (St. Anthony Regl. Hosp. Proj.), 5.00%, 11/1/31	506,055
	Coralville Urban Renewal Rev. Tax Increment Series 2006-A:
240,000	5.00%, 6/1/11	243,134
115,000	5.00%, 6/1/12	116,876
120,000	5.00%, 6/1/14	121,025
185,000	5.00%, 6/1/15	186,243
405,000	Dickinson Co. Hsg. Sr. Rev. Series 2006-A (Spirit Lake - GEAC LLC Proj.), 5.375%, 12/1/16	403,096
345,000	Iowa Fin. Auth. Cmnty. Provider Rev. Series 2007 (Boys & Girls Proj.), 5.40%, 12/1/10	344,517
350,000	IA Fin. Auth. Sr. Hsg. Rev. Ref. Series 2006-A (Bethany Life Cmntys. Proj.), 5.20%, 11/1/16	350,137
1,130,000	IA Fin. Auth. Multifamily Hsg. Rev. Ref. Series 1997-A (Kingswood Apts. Proj.) (GNMA-collateralized), 6.15%, 5/1/32	1,153,854
	IA Fin. Auth Single Family Rev. Series 2000-D (GNMA/FNMA Mtg. Backed Securities Proj.):
110,000	5.65%, 7/1/07	110,179
100,000	5.75%, 7/1/09	102,716
500,000	Palo Alto Co. Hosp. Rev. Series 2006 (Palo Alto Co. Hosp. Proj.), 5.25%, 8/1/24	510,470
400,000	Washington Co. Hosp. Rev. Series 2006 (Washington Co. Hosp. Proj.), 5.125%, 7/1/15	408,196

		4,556,498

Kansas (0.0%)
35,000	Olathe & Labette Cos. Mtg. Loan Rev. Series 1991-B (GNMA collateralized) zero coupon, 7.56% effective yield on purchase date, 2/1/23	11,541

Quantity ($)	Name of Issuer	Market Value ($)(1)

Kentucky (0.1%)
250,000	Dawson Springs Water & Sewer Rev. Ref. Series 1997, 5.10%, 9/1/13	256,153

Louisiana (1.9%)
7,200,000	Capital Appreciation Series 2000-D1 (GNMA & FNMA collateralized) zero coupon, 6.46% effective yield, 4/1/34	1,310,688
400,000	Denham Springs - Livingston Hsg. & Mtg. Rev Series 2007, 5.00%, 11/1/40 (9)	414,496
	East Baton Rouge Fin. Auth. Single Family Mtg. Rev. Ref Series 2007-A:
750,000	4.40%, 10/1/23	752,077
500,000	4.50%, 10/1/28	497,950
500,000	New Orleans Auth. Spl. Tax Sr. Sub. Series 2003-A (Ernest N Morial Proj.) (Ambac Insured), 5.25%, 7/15/28	531,570
	Jefferson Parish Fin. Auth. Single Family Mtg. Rev. Series 2007-D:
300,000	4.00%, 12/1/23	300,165
900,000	5.00%, 6/1/38	945,873
500,000	Juban Park Cmnty. Dev. Dist. Special Assessment Series 2006, 5.15%, 10/1/14	501,420
500,000	LA Hsg. Fin. Agy. Single Family Mtg. Rev Series 2007-A1 (Home Ownership Proj.), 4.40%, 12/1/23	500,600
500,000	LA Public Facs. Auth. Rev. Series 1995-A (Glen Retirement Sys. Proj.), 6.50%, 12/1/15	504,940
425,000	St. Tammany Parish Fin. Auth. Single Family Mtg. Rev. Series 2007-A:
	(Home Ownership Prog. Proj.) (GNMA/FNMA/FHLMC Backed Securities Proj.), 5.25%, 12/1/39	451,435
450,000	South LA Port Common Rev. Ref. Series 1997 (Cargill, Inc. Proj.), 5.85%, 4/1/17	459,369

		7,170,583

Maine (0.5%)
1,000,000	Skowhegan Pollution Ctrl. Rev. Ref. Series 1993 (Scott Paper Co. Proj.), 5.90%, 11/1/13	1,001,720
1,000,000	South Berwick Educ. Rev. Series 1998 (Berwick Academy Issue), 5.25%, 8/1/13	1,020,150

		2,021,870

Maryland (0.4%)
200,000	Howard Co. Retirement Cmnty. Rev. Ref. Series 2007-A (Vantage House Fac. Proj.), 4.50%, 4/1/10 (9)	199,722
310,000	MD Economic Dev. Corp. Rev. Ref. Sr. Lien Series 2006-A (Chesapeake Bay Proj.), 4.75%, 12/1/11	311,851
1,150,000	MD Hlth. & Hgr. Educ. Fac. Auth. Rev. Series 2007-B (King Farm Presbyterian Cmnty. Proj.), 4.75%, 1/1/13	1,151,840

		1,663,413

Massachusetts (1.5%)
380,000	Lynn Mass. Wtr. & Swr. Rev. Series 2003-A (MBIA Insured), 5.00%, 12/1/32	401,120
2,000,000	MA St. College Bldg. Auth. Proj. Rev. Series 1999-1 (MBIA Insured), 5.375%, 5/1/39	2,077,340
250,000	MA Hlth. & Educ. Fac. Auth. Rev. Series 1993-E (South Shore Hosp. Proj.) (MBIA insured), 5.50%, 7/1/20	252,953
	MA Dev. Fin. Agy. Rev.
	Series 2005 (Evergreen Ctr., Inc.):
195,000	4.00%, 1/1/08	194,105
200,000	4.00%, 1/1/09	197,956
500,000	Series 2005-A (Curry College Proj.) (ACA Insured), 4.55%, 3/1/16	509,350
	MA Indus. Fin. Agy. Rev. Series:
600,000	1995 (St. Mark’s School Issue), 6.00%, 1/1/15	609,258
1,250,000	1997 (Trustees Deerfield Academy Proj.), 5.00%, 10/1/23	1,280,388

		5,522,470

Michigan (2.4%)
	Chandler Park Academy Public School Rev. Series 2005:
80,000	3.60%, 11/1/07	79,560
125,000	4.00%, 11/1/09	123,366
500,000	5.00%, 11/1/22	507,650
1,000,000	Kent Hosp. Fin. Auth. Rev. Series 2005-A (Met Hosp. Proj.), 6.00%, 7/1/35	1,096,960

See accompanying notes to portfolios of investments on page 62.	31

Sit Tax-Free Income Fund
March 31, 2007

Portfolio of Investments

Quantity ($)	Name of Issuer	Market Value ($)(1)

	Kentwood Econ. Dev. Ltd. Oblig. Series 2006-A (Holland Home Proj.):
1,000,000	5.25%, 11/15/26	1,038,990
500,000	5.375%, 11/15/36	521,530
	MI Pub. Educ. Facs. Auth Ltd. Obligation Rev. Ref. Series 2006 (Black River School Proj.):
115,000	5.125%, 9/1/11	115,446
250,000	5.50%, 9/1/19	255,145
635,000	MI Hosp. Fin. Auth. Rev. Ref. Series 1997-A (Detroit Medical Gr.), 5.25%, 8/15/27	650,189
750,000	MI Strategic Fund Ltd. Obligation Rev. Ref. Series 2003 (Dow Chemical Proj.) (Mandatory Put 6/1/08), 4.60%, 6/1/14	755,670
750,000	Monroe Co. Hosp. Fin. Auth. Hosp. Rev. Ref. Series 2006 (Mercy Memorial Hosp. Proj.), 5.375%, 6/1/26	786,458
500,000	Plymouth Educ. Ctr. Charter Schl. Academy Rev. Ref. Series 2005, 5.00%, 11/1/11	507,545
300,000	Pontiac Tax Increment Fin. Auth. Rev. Ref. Series 2002 (Dev. Area 2 Proj.) (ACA insured), 5.625%, 6/1/22	319,776
2,095,000	Southfield Econ. Dev. Corp. Ltd. Obligation Rev. Series 1998-A (Lawrence Tech. Univ. Proj.), 5.25%, 2/1/13	2,127,200

		8,885,485

Minnesota (2.0%)
740,000	Hopkins Multifamily Hsg. Rev. Series 1996 (Hopkins Renaissance Proj.) (Section 8), 6.375%, 4/1/20	756,176
5,000,000	Intermediate Sch. Dist. 287 Lease Rev. Series 2006, 5.295%, 11/1/32	5,114,850
1,000,000	MN St. Hgr. Educ. Fac. Auth. Rev. Series 2006-6M (College of St. Benedict Proj.), 4.493%, 10/1/16	1,010,890
600,000	St. Paul Hsg. & Redev. Auth. Rev. Series 2006 (Nursing Home NTS-Episcopal Proj.), 5.63%, 10/1/33	617,616

		7,499,532

Mississippi (0.5%)
	MS Dev. Bank Spl. Oblig. Rev. Ref.:
325,000	Series 1998 (Three Rivers Solid Waste Proj.), 5.125%, 7/1/14	325,140
	Series 2006-B (Magnolia Regl. Hlth. Ctr. Proj.):
1,000,000	5.00%, 10/1/13	1,028,310
200,000	4.00%, 10/1/08	199,798
100,000	MS Business Fin. Corp. Hlth. Fac. Rev. Series 1998 (Rush Medical Foundation Inc. Proj.), 5.375%, 7/1/15	103,848
365,000	MS Hosp. Equip. & Facs. Auth. Rev. Series 2007-A (MS Baptist Hlth. Sys. Inc. Proj.), 5.00%, 8/15/26	379,056

		2,036,152

Missouri (2.5%)
1,000,000	Cameron Indl. Dev. Auth. Rev. Ref. Series 2000 (Cameron Cmnty. Hosp. Proj.) (ACA insured), 5.80%, 12/1/09	1,015,970
	Cape Girardeau Co. Indl. Dev. Auth. Hlth. Care Fac. Rev.:
500,000	Series 2002 (Southeast MO Hosp. Assoc. Proj.), 5.75%, 6/1/32	526,855
1,000,000	Series 2007 (Southeast MO Hosp. Assoc. Proj.), 5.00%, 6/1/36 (9)	1,016,640
500,000	Chillicothe Tax Increment Rev Series 2006 (South U.S. 65 Proj.), 5.625%, 4/1/27	513,315
155,000	Greene Co. C.O.P. Series 2000 (Law Enforcement Proj.), 5.50%, 7/1/09 (5)	157,678
335,000	Hannibal Indl. Dev. Auth. Tax Increment & Transn. Dev. Rev. Ref. & Impt. Series 2006(Stardust-Munger Proj.), 4.70%, 4/15/23	335,479
	MO Dev. Finance Board Infrastructure Fac. Rev.:
	Series 2000A (Eastland Ctr. Proj. Phase 1):
710,000	5.75%, 4/1/09	721,637
550,000	5.75%, 4/1/12	566,583
1,000,000	Series 2000-B (Eastland Ctr. Proj. Phase 2), 6.00%, 4/1/15	1,037,190
	MO Hlth. & Educ. Fac. Auth. Rev. Series:
500,000	2005-A (Sr. Living Fac.-Lutheran Sr. Svcs. Proj.), 5.375%, 2/1/35	524,215
500,000	2007-A (Sr. Living Fac.-Lutheran Sr. Svcs. Proj.), 4.875%, 2/1/18	512,340
700,000	MO Hlth. & Educ. Fac. Auth. Educ. Fac. Rev. Series 1999 (Park College Proj.), 5.55%, 6/1/09	699,776
	MO Environmental Impt. & Energy Res. Auth. Water Fac. Rev. Ref.:
825,000	Series 1996, 5.25%, 12/1/09	834,248

Quantity ($)	Name of Issuer	Market Value ($)(1)

150,000	Series 1999 (Tri-Co. Water Auth. Proj.) (Radian insured), 5.50%, 4/1/07	150,006
500,000	St. Louis Indl. Dev. Auth. Tax Allocation Rev. Series 2006 (Southtown Redev. Proj.), 5.125%, 5/1/26	502,050
275,000	Univ. City Indl. Dev. Auth. Hsg. Rev. Ref. Series 1995-A (Canterbury Proj., 5.75%, 12/20/15	275,300

		9,389,282

Montana (0.3%)
977,367	MT Fac. Fin. Auth. Rev. Series 2005 (Great Falls Pre-Release Svcs. Proj.), 5.08%, 4/1/21	1,015,856

Nebraska (0.2%)
	Douglas Co. San. & Impt.:
200,000	Dists. No. 420 G.O. Series 2003, 5.75%, 10/15/26	202,076
220,000	Dists. No. 375 G.O. Series 2003 (Walnut Ridge Proj.), 5.30%, 12/15/23	223,557
500,000	Mead Vlg. Tax Allocation Rev. Series 2006-A (E3 Biofuels - Mead LLC Proj.), 5.125%, 7/1/12	499,730

		925,363

Nevada (0.6%)
1,000,000	Clark Co. Poll. Ctrl. Rev. Ref. Series 1995-D (Nev. Pwr. Co. Proj.) (ACA-CBI Insured), 5.30%, 10/1/11	1,005,780
600,000	Las Vegas Paiute Tribe Rev. Series 2002A (ACA insured), 6.625%, 11/1/17	667,074
340,000	North Las Vegas LOC Impt. Spl. Assessment Ref. Sub. Spl. Series 2006-B (Impt. Dist. No. 60), 4.50%, 12/1/10	340,435
140,000	NV Hsg. Dev. SF Mtg. Program Mezzanine Series 1998B-1, 5.30%, 4/1/16	143,506

		2,156,795

New Hampshire (1.3%)
	Manchester Hsg. & Redev. Auth. Rev.:
300,000	Series 2000-B (Radian insured) zero coupon, 5.25% effective yield, 1/1/19	177,819
890,000	Series 2000-A (ACA insured), 6.75%, 1/1/15	956,278
	NH Hlth. & Educ. Fac. Auth. Rev.:
500,000	Series 2004 (Covenant Hlth. Proj.), 5.00%, 7/1/14	520,315
485,000	Series 2006 (The Memorial Hosp. Proj.), 5.25%, 6/1/16	512,053
615,000	Series 2006-A (Havenwood-Heritage Heights Proj.), 5.00%, 1/1/16	617,116
	NH Hlth. & Educ. Facs. Auth. Hosp. Rev. Series 2004 (Speare Mem. Hosp. Proj.):
255,000	5.00%, 7/1/10	256,729
500,000	5.00%, 7/1/16	504,335
690,000	NH Higher Educ. & Hlth. Fac. Auth. Rev. Series 1997 (Catholic Charities Proj.), 5.75%, 8/1/12	700,771
135,000	NH Higher Educ. & Hlth. Fac. Auth. Rev. Series 1997 (Monadnock Cmnty. Hosp.), 5.25%, 10/1/07	135,598
265,000	NH Higher Educ. & Hlth. Fac. Auth. Rev. Series 1998 (New Hampton School), 5.00%, 10/1/08	266,330
190,000	NH Higher Educ. & Hlth. Fac. Auth. Rev. Series 1998 (Rivier College Proj.), 5.55%, 1/1/18	195,542

		4,842,886

New Jersey (0.4%)
365,000	NJ Hlth. Care Facs. Fin. Auth. Rev. Series 1997 (Capital Health Sys. Proj.), 5.125%, 7/1/12	373,508
1,000,000	Tobacco Settlement Fin. Corp. Series 2007-1A, 5.00%, 6/1/41	974,050

		1,347,558

New Mexico (0.4%)
665,000	NM MFA Forward Mortgage-Backed Series 1995-E (GNMA collateralized), 6.95%, 1/1/26	672,741
500,000	NM Hsg. Auth. Region III Multifamily Hsg. Rev. Series 2003-A (Villa Del Oso Apts. Proj.), 6.00%, 7/1/17	531,105
250,000	NM State Hosp. Equip. Ln. Council Hosp. Rev. Ref. Series 2007-A (Rehoboth Proj.), 5.00%, 8/15/17	247,793
160,000	Taos Co. Gross Receipts Tax Rev. Series 2004 (Co. Education Improvement Proj.), 3.25%, 10/1/08	158,152

		1,609,791

See accompanying notes to portfolios of investments on page 62.	33

Sit Tax-Free Income Fund
March 31, 2007

Portfolio of Investments

Quantity ($)	Name of Issuer	Market Value ($)(1)

New York (0.7%)
250,000	Albany Indl. Dev. Agy. Civic Fac. Rev. Series 2007-A (Brighter Choice Charter Sch. Proj.), 5.00%, 4/1/20	255,130
500,000	Amherst Indl. Dev. Agy. Civic Fac. Rev. Series 2007 (Beechwood Hlth. Care Ctr. Inc. Proj.), 4.875%, 1/1/13	501,330
170,000	Monroe Co. Indl. Dev. Agy. Student Hsg. Rev. Series 1999-A (Collegiate Hsg. Fdn. - Rochester Institute of Technology Proj.), 4.90%, 4/1/09	171,404
1,230,000	NY Dorm Auth. Rev. Series 1996-A (Maimonides Med. Ctr. Proj.), 5.75%, 8/1/24	1,244,231
190,000	NY Cos. Tobacco Trust IV Settlement Pass-Thru Rev. Series 2005-A, 4.25%, 6/1/21	187,640
	NY Tobacco Settlement Fing. Corp Asset-Backed Rev.:
160,000	Series 2003-C1, 5.00%, 6/1/11	160,158
250,000	Series 2003-C1, 5.25%, 6/1/13	254,125

		2,774,018

North Carolina (1.0%)
375,000	Asheville Certificates of Participation Series 1997-A, 5.125%, 6/1/18	379,549
500,000	Charlotte-Mecklenburg Hosp. Auth. Hlth. Care Sys. Rev. Series 1997-A (Carolinas Hlth. Care Proj.), 5.00%, 1/15/14	510,095
160,000	Mecklenburg Co. Indus. Facs. & Pollution Ctrl. Fin. Auth. Rev. Series 1993 (Fluor Corp. Proj.), 5.25%, 12/1/09	160,141
250,000	NC Med. Care Commission Hosp. Rev. Series 1995 (Gaston Memorial Hsop. Proj.), 5.50%, 2/15/19	256,338
375,000	NC Med. Care Commission Retirement Facs. Rev. Ref. Series 2007 (Givens Estates), 5.00%, 7/1/27	387,836
150,000	NC Med. Care. Commission Hlth. Care Facs. Rev. Series 1998-B (Novant Hlth. Proj.), 5.00%, 10/1/28	153,602
	NC Med. Care Commission Hlth. Care Hsg. Rev. Series 2004-A:
500,000	(The ARC of NC Proj.), 4.65%, 10/1/14	505,145
700,000	(ARC Proj.), 5.80%, 10/1/34	756,378
420,000	NC Med. Care Commission Rev. Series 2003 (FHA Insd. Mtg.-Betsy Johnson Proj.)
	(FSA insured), 5.375%, 10/1/24	453,029
190,000	Northern Hosp. Dist. Surry. Co. Hlth. Care Facs. Rev. Series 1999, 5.50%, 10/1/19	199,732

		3,761,845

North Dakota (0.4%)
750,000	City of Washburn Series 2007-B (Bismarck State College Fdtn.), 5.01%, 4/1/32 (9)	763,903
	Grand Forks Sr. Hsr. Rev. Ref. Series 2006 (4000 VY Square Proj.), 4.50%, 12/1/08
260,000	4.50%, 12/1/08	259,984
395,000	4.60%, 12/1/10	395,889
175,000	Williams Co. Sales Tax Rev. Series 2006, 5.00%, 11/1/31	179,433

		1,599,209

Ohio (2.1%)
100,000	Akron Bath Copley Twp. Hosp. Dist. Rev. Series 2006-A (Akron Gen. Hlth. Sys. Proj.), 4.00%, 1/1/08	100,076
330,000	Blue Ash Tax Allocation Rev. Series 2006 (Duke Realty Ohio Proj.), 5.00%, 12/1/21	336,118
295,000	Cleveland-Cuyahoga Port. Auth. Dev. Rev. Series 1999-A (Port of Cleveland Bond Fund Capital Imprv. Proj.), 5.375%, 5/15/19	300,655
	Cleveland-Cuyahoga Co. Port. Auth. Dev. Rev.:
700,000	Series 2004-D (Garfield Heights Proj.), 5.25%, 5/15/23	719,369
610,000	Series 2004-E (Meyers Univ. Proj.), 4.65%, 5/15/14	612,653
530,000	Series 2004-E (Meyers Univ. Proj.), 5.60%, 5/15/25	555,260
275,000	Series 2005-B (Fairmount Proj.), 5.125%, 5/15/25	280,456
750,000	Series 2006-A (Sr. Hsg. - St. Clarence - Geac Proj.), 6.00%, 5/1/21	772,162
430,000	Cleveland C.O.P. Series 1997 (Cleveland Stadium Proj.), 5.25%, 11/15/27	441,709
1,000,000	Dayton Special Facs. Rev. Ref. Series 1998-A (Emery Air Freight Proj.), 5.625%, 2/1/18	1,032,440
1,500,000	Hamilton Co. Hlth. Care Rev. Ref. Series 2006-A (Life Enriching Cmntys. Proj.), 5.00%, 1/1/27	1,526,550
805,000	Lorain Co. Hosp. Rev. Series 1997-B (Catholic Hlth. Care Partners Proj.) (MBIA insured), 5.50%, 9/1/27	825,890
500,000	Miami Co. Hosp. Fac. Rev. Ref. Impt. Series 2006 (Upper Valley Med. Ctr. Proj.), 5.25%, 5/15/17	533,295

		8,036,633

34

Quantity ($)	Name of Issuer	Market Value ($)(1)

Oklahoma (2.0%)
	Citizen Potawatomi Nation Tax Rev. Series 2004-A:
660,000	5.00%, 9/1/08	658,634
500,000	6.50%, 9/1/16	529,330
250,000	Langston Econ. Dev. Auth. Rev. Series 2005-A (Langston Univ. Proj.) (ACA insured), 5.00%, 5/1/35	257,530
500,000	McClain Co. Econ. Dev. Auth. Educ. Fac. Lease Rev. Series 2006 (Newcastle Pub. School Proj.), 4.125%, 9/1/08 (5)	500,020
	Norman Regl. Hosp. Auth. Rev.:
1,500,000	Ref. Series 1996-A (MBIA insured), 5.625%, 9/1/16	1,532,010
340,000	Ref. Series 1996-A (MBIA insured), 5.625%, 9/1/21	347,208
500,000	Series 2005, 5.50%, 9/1/24	534,855
915,000	Oklahoma St. Ind. Auth Rev. Series 2006 (YMCA Greater OK Earlywine Proj.), 4.875%, 7/1/22	909,775
445,000	Valley View Hosp. Auth. Rev. Ref. Series 1996, 6.00%, 8/15/14	467,637
1,250,000	Washington Co. Med. Auth. Rev. Bartlesville Ref. Series 1996 (Jane Phillips Med. Ctr. Proj.)
	(Connie Lee insured), 5.50%, 11/1/10	1,264,038
500,000	Weatherford Hosp. Auth. Rev. Series 2006, 6.00%, 5/1/16	529,910

		7,530,947

Oregon (1.0%)
500,000	Cow Creek Band Umpqua Tribe of Indians Rev. Series 2006-C, 4.875%, 10/1/08	500,810
200,000	Klamath Falls Intercmnty. Hosp. Auth. Rev. Ref. Series 2002 (Merle West Med. Ctr. Proj.), 5.20%, 9/1/09	203,398
1,250,000	OR G.O. Series 2001-81 (Veterans Welfare Proj.), 5.25%, 10/1/42	1,287,100
150,000	OR Hsg. & Cmty. Svcs. Dept. Mtg. Rev. Series 2000-K, 5.70%, 7/1/22	150,953
1,475,000	Western Generation Agy. Sub. Lien Rev. Series 2006-C (Wauna Cogeneration Proj.), 5.00%, 1/1/21	1,485,119

		3,627,380

Pennsylvania (5.4%)
200,000	Abington Co. School Dist. G.O. Series 1997 (FGIC insured), 5.125%, 5/15/26	200,348
	Allegheny Co. Hosp. Dev. Auth. Rev. Series 2003-A (Ohio Valley Gen. Hosp. Proj.):
245,000	3.30%, 4/1/08	242,761
135,000	3.875%, 4/1/10	133,474
125,000	Beaver Co. Indus. Dev. Auth. Pollution Ctrl. Rev., Series 1977 (St. Joe Minerals Corp. Proj.), 6.00%, 5/1/07	125,142
565,000	Chartiers Valley Indl. & Commercial Dev. Auth. Rev. Ref. Series 2003-A(Friendship Village South Proj.), 4.75%, 8/15/11	567,243
1,210,000	Delaware River Port Auth. PA & NJ Rev. Series 1995 (FGIC insured), 5.50%, 1/1/26	1,223,879
555,000	Erie Auth. Pkg. Fac. Rev. Series 2006, 4.60%, 9/1/21	559,884
500,000	Harrisburg Auth. Univ. Rev. Series 2007-A (Harrisburg Univ of Science Proj.), 5.40%, 9/1/16	509,590
2,750,000	Grove City Area Hosp. Auth. Rev. Series 1998 (United Cmnty. Hosp. Proj.), 5.25%, 7/1/12	2,753,740
	Lancaster Co. Hosp. Auth. Rev.:
200,000	Series 1994 (Hlth. Center-Masonic Homes Proj.), 5.30%, 11/15/08	200,884
250,000	Series 2006 (Hlth. Center-Masonic Homes Proj.), 5.00%, 11/1/26	260,825
	Lehigh Co. General Purpose Auth. Rev.:
500,000	Rev. Series 2003 (Saint Luke’s Bethlehem Proj.), 5.25%, 8/15/23	539,010
250,000	Rev. Series 2007 (Saint Luke’s Bethlehem Proj.), variable rate, 8/15/42	249,875
1,560,000	Montgomery Co. Indus. Dev. Auth. Retirement Cmnty. Rev. Series 1998, 5.25%, 11/15/28	1,594,039
730,000	PA Econ. Dev. Fin. Auth. Rev. Series 1998-A (Northwestern Human Svcs. Proj.) (ACA insured), 4.875%, 6/1/08	733,927
3,890,000	PA Hgr. Educ. Fac. Auth. Hlth. Svcs. Rev. Series 1996-A (Allegheny Delaware Valley Obligated Group, Inc.) (MBIA insured), 5.875%, 11/15/16	3,973,907
	PA Higher Educ. Fac. Auth. Rev.:
190,000	Unrefunded Balance Series 1998 (Temple Univ. Proj.), 5.00%, 4/1/21	194,222

See accompanying notes to portfolios of investments on page 62.	35

Sit Tax-Free Income Fund March 31, 2007

Portfolio of Investments

Quantity ($)	Name of Issuer	Market Value ($)(1)

590,000	Series 2000 (Univ. of the Arts Proj.) (Radian insured), 5.75%, 3/15/30	617,854
	Series 2005 (Widener Univ. Proj.):
100,000	3.00%, 7/15/07	99,733
190,000	3.10%, 7/15/08	188,087
370,000	Series 2006-FF2 (Assn. Indpt. Colleges & Univ. Proj.) (Radian insured), 5.00%, 12/15/24	386,920
1,000,000	PA Hgr. Educ. Fac. Auth. College & Univ. Rev. Series 1998 (Geneva College Proj.), 5.375%, 4/1/15	1,027,430
	Philadelphia Hosp. & Hgr. Educ. Fac. Auth. Hosp. Rev. (Temple Univ Hosp. Proj.):
	Series 1993-A:
530,000	6.50%, 11/15/08	543,059
385,000	6.625%, 11/15/23	386,694
440,000	Series 1997, 5.875%, 11/15/23	447,788
1,250,000	Sayre Hlth. Care. Facs. Auth. Rev. Series 2007 (Guthrie Health Proj.), variable rate, 12/1/31	1,250,000
1,200,000	Washington Co. Auth. Rev. Series 1999, 6.15%, 12/1/29	1,291,464

		20,301,779

Puerto Rico (0.1%)
500,000	Puerto Rico Commonwealth Hwy. & Transportation Auth. Rev. Ref. Series 2007-N, variable rate, 7/1/45	500,750

Rhode Island (0.4%)
260,000	RI Clean Water Protection Fin. Agy. Pooled Lien Rev. Series 1995A (MBIA insured), 5.375%, 10/1/15	262,124
	RI Hlth. & Educ. Bldg. Corp. Rev. Series:
250,000	1996 (Lifespan Oblig. Group Proj.), 5.25%, 5/15/26	255,333
	1997 (Steere House Proj.):
260,000	5.375%, 7/1/07	260,507
565,000	5.80%, 7/1/20	572,978

		1,350,942

South Carolina (1.5%)
	Berkeley Co. Sch. Dist. Intallment Lease (Securing Assets For Education Proj.):
500,000	Series 2003, 5.25%, 12/01/19	526,665
1,000,000	Series 2006, 5.00%, 12/1/20	1,052,420
400,000	Charleston Educ. Excellence Fin. Rev. Series 2005 (Charleston Co. Schl. Dist. Proj.), 5.25%, 12/1/20	429,932
60,000	Greenville Hosp. Sys. Hosp. Fac. Rev. Series 2001, 5.00%, 5/1/31	61,843
1,500,000	Kershaw Co. Public Sch. Fdn. Installment Pwr. Rev. Series 2006 (Kershaw Co. Sch. Dist. Proj.)
	(CIFG insured), 5.00%, 12/1/25	1,584,705
500,000	Scago Educ. Fac. Corp. For Beaufort Sch. Dist. Installment Rev. Series 2006 (FSA Insured), 5.00%, 12/1/31	527,015
	SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Ref. & Impt. Series 2006 (Hampton Regl. Med. Proj.):
390,000	4.60%, 11/1/09	390,363
735,000	4.65%, 11/1/11	734,669
500,000	SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Series 2006 (Tuomey Regl. Med. Ctr. Proj.)
	(CIFG insured), 5.00%, 11/1/30	524,160

		5,831,772

South Dakota (0.6%)
	SD Hlth. & Educ. Fac. Auth. Rev.:
	Ref. Series 2006 (Huron Regional Med. Ctr. Proj.):
100,000	4.00%, 4/1/07	99,999
125,000	4.25%, 4/1/08	125,098
410,000	Series 2006 (Westhills Village Retirement Community), 5.00%, 9/1/19	423,317
1,000,000	Series 2004 (Avera Health Proj.), variable rate, 7/1/24	1,000,000
500,000	Series 2004-A (Sioux Valley Hosp. & Hlth.), 5.25%, 11/1/34	526,155

		2,174,569

Quantity ($)	Name of Issuer	Market Value ($)(1)

Tennessee (2.3%)
500,000	Johnson City Hlth. & Educ. Fac. Brd. Hosp. Rev. Series 2006-A (Mountain States Hlth. Alliance Proj.), 5.50%, 7/1/31	534,340
835,000	Knox Co. Hlth. Educ. & Hsg. Fac. Brd. Rev. Series 1999 (Univ. Hlth. Sys. Inc. Proj.), 5.625%, 4/1/29	861,085
500,000	Metro Govt. Nashville & Davidson Co. Hlth. & Educ. Facs. Brd. Multifamily Hsg. Rev. Series 2005-A (Prestige Proj.), 7.50%, 12/20/40	499,965
	Metro Govt. Nashville & Davidson Co. Indus. Dev. Brd. Rev. Ref.:
250,000	Series 1994-A (Section 8) (FNMA collateralized), 6.00%, 4/1/24	251,160
240,000	Series 2001-A (GNMA collateralized), 6.625%, 3/20/36	263,191
	Shelby Co. Hlth., Educ. & Hsg. Fac. Board Multifamily Hsg. Rev.:
	(CME Memphis Apts. Proj.):
1,850,000	Senior Series 1998-A, 5.35%, 1/1/19 (7) (8)	752,969
7,875,000	Senior Series 1998-A, 5.55%, 1/1/29 (7) (8)	3,127,714
1,630,000	Subordinate Series 1998-C, 6.00%, 1/1/29 (7) (8)	16
	(Eastwood Park Apts. Proj.):
1,000,000	Senior Series 1995-A2, 6.40%, 9/1/25 (7) (8)	402,950
405,000	Subordinate Series 1995-C, 7.50%, 9/1/25 (7) (8)	4
	(Raleigh Forest & Sherwood Apts. Proj.):
2,670,000	Senior Series 1996-A, 6.60%, 1/1/26 (7) (8)	1,074,034
610,000	Subordinate Series 1996-C, 7.25%, 1/1/26 (7) (8)	1,366
500,000	Series 2006-A (Trezevant Manor Proj.), 4.90%, 9/1/11	500,710
500,000	Sullivan Co. Hlth. Educ. & Hsg. Fac. Brd. Hosp. Rev. Series 2006-C, (Wellmont Hlth. Sys. Proj.), 5.25%, 9/1/36	523,820

		8,793,324

Texas (10.2%)
2,500,000	Arlington Special Oblig. Rev. Series 2005-A (Special Tax-Dallas Cowboys Proj.), 5.00%, 8/15/34	2,618,275
400,000	Austin Convention Enterprises, Inc. (Convention Ctr.) Rev. Ref. Series 2006-B, 6.00%, 1/1/10	411,892
	Austin Utilities System Rev. Ref.:
20,000	Series 1993 (MBIA insured), 5.25%, 5/15/18	20,024
500,000	Series 1997, 5.125%, 11/15/13	504,310
1,000,000	Bell Co. Hlth. Fac. Dev. Corp. Retirement Fac. Rev. Series 1998 (Buckner Retirement Services, Inc. Obligated Group, Proj.), 5.00%, 11/15/11	1,022,210
1,500,000	Bexar Co. Hlth. Fac. Dev. Corp. Rev. Ref. Series 1993 (Incarnate Word Hlth. Svcs. Proj.) (FSA insured), 6.10%, 11/15/23	1,559,610
	Bexar Co. HFC Multifamily Hsg. Rev.:
565,000	Subordinated Series 2000-C (Honey Creek Apts. Proj.), 8.00%, 4/1/30	569,605
145,000	Subordinated Series 2001-B (American Oppty. Hsg. Dublin Kingswood & Waterford Apts. Proj.), 7.50%, 12/1/14	150,429
1,000,000	Series 2001-A-1 (Stablewood Farms Proj.) (GNMA Insured), 6.25%, 7/20/43	1,103,590
440,000	Series 2001-A-1 (American Opportunity -Waterford Proj.), 6.50%, 12/1/21	472,415
495,000	Bexar Co. Rev. Series 2000 (Venue Proj.) (MBIA insured), 5.75%, 8/15/22	519,359
500,000	Brazos Co. Hlth. Fac. Dev. Corp. Franciscan Svcs. Corp. Series 2002, 5.38%, 1/1/32	525,790
650,000	Brazos River Hbr. Nav. Dist Rev. Series 2002-B-2 (Dow Chemical Co. Proj.), 4.75%, 5/15/33	650,643
750,000	Cameron Educ. Corp. Rev. Series 2006-A (Faith Family Academy Proj.) (ACA Insured), 5.00%, 8/15/21	781,297
500,000	Dallas Area Rapid Transit Rev. Sr. Lien Series 2001 (Ambac Insured), 5.00%, 12/1/26	516,770
6,142,000	Dallas HFC Multifamily Mtg. Rev. Series 1998-A (GNMA collateralized) (Towne Ctr. Apts.), 6.75%, 10/20/32	6,551,057
500,000	Galveston Co. Hlth. Fac. Dev. Corp. Rev. Series 1995 (Devereux Foundation Proj.) (MBIA insured), 5.00%, 11/1/14	505,885
	Garza Co. Public Hlth. Fac. Corp. Rev.
750,000	Series 2006, 5.00%, 10/1/11	762,382
500,000	Series 2006, 5.50%, 10/1/16	530,965

See accompanying notes to portfolios of investments on page 62.	37

Sit Tax-Free Income Fund March 31, 2007

Portfolio of Investments

Quantity ($)	Name of Issuer	Market Value ($)(1)

100,000	Harris Co. Spl. Rev. Sr. Lien Series 1998-A (Houston Sports Auth. Proj.), 5.00%, 11/15/28	101,412
500,000	Harris Co. Municipal Util. Dist. No. 360 G.O. Series 1998 (FSA Insured), 4.875%, 12/1/23	503,165
500,000	Harris Co. Rev. Ref. Sr. Lien Series 2005-A (Toll Road Proj.) (FSA insured), 5.25%, 8/15/35	520,165
310,000	Harris Co. Hlth. Fac. Dev. Corp. Hosp. Rev. Series 1998 (Hermann Hosp. Sys. Proj.) FSA insured), 5.25%, 6/1/27	317,111
700,000	Hidalgo Co. Hlth. Svcs. Rev. Series 2005 (Mission Hosp., Inc. Proj.), 5.00%, 8/15/19	711,767
750,000	Houston Cmnty. College G.O. Ref. Series 2005, 5.00%, 2/15/12	753,120
	Kerrville Hlth. Fac. Dev. Corp. Hosp. Rev. Series 2005 (Sid Peterson Memorial Hosp. Proj.):
655,000	4.125%, 8/15/10	652,629
1,500,000	5.45%, 8/15/35	1,514,400
44,915	Midland HFC Single Family Mtg. Rev. Ref. Series 1992 A-2, 8.45%, 12/1/11	45,188
	Mesquite Hlth. Fac. Dev. Corp. Retirement Fac. Rev. (Christian Care Ctr. Proj.):
485,000	Series 2000-A, 7.00%, 2/15/10	510,870
750,000	Series 2005, 5.00%, 2/15/15	766,013
1,000,000	Muleshoe Indpt. Sch. Dist. G.O. Series 2006 (Sch. Bldg. Proj.), 5.00%, 2/15/31	1,003,490
1,250,000	North Harris Co. Regl. Water Auth. Rev. Sr. Lien Series 2005 (MBIA Insured), 5.00%, 12/15/32	1,303,475
500,000	Red River Auth. Pollution Ctrl. Rev. Ref. Series 1991 (Ambac insured), 5.20%, 7/1/11	503,815
	Richardson Hosp. Auth. Rev. Ref. Series 1998 (Baylor/Richardson Proj.):
585,000	5.50%, 12/1/18	600,842
1,135,000	5.625%, 12/1/28	1,165,588
350,000	Sendero I Pub. Fac. Corp. Multifamily Hsg. Rev. Series 2003-A (Crown Meadows Proj.), 5.00%, 6/1/23	364,259
	Tarrant Co. Hlth. Facs. Dev. Corp. Rev. Series 1997-A:
750,000	(Hlth. Resources Sys. Proj.), 5.25%, 2/15/22	773,093
	Tarrant Co. HFC Multifamily Hsg. Rev:
530,000	Senior Series 2001-A (Westridge Apts. Proj.), 5.50%, 6/1/11 (7) (8)	331,976
490,000	Subordinate Series 2001-C (Crossroads Apt. Proj.), 7.25%, 12/1/36 (7) (8)	2,818
	TX Affordable Hsg. Corp. Multifamily Hsg. Rev:
500,000	Senior Series 2001-A (NHT/GTEX Proj.) (MBIA insured), 4.10%, 10/1/08	498,795
740,000	Junior Series 2001-B (NHT/GTEX Proj.), 6.75%, 10/1/16 (7) (8)	98,790
	TX Municipal Gas Acq. & Supply Corp. I Gas Supply Sub. Lien Rev.:
250,000	Series 2006-B, Variable Rate, 12/15/26	250,313
500,000	Series 2006-C, Variable Rate, 12/15/26	500,350
265,000	TX Public Property Fin. Corp. Mental Hlth. & Mental Retardation Rev. Series 1996, 6.20%, 9/1/16	268,434
205,000	TX St. Student Hsg. Corp. Rev. Series 2002 (Midwestern St. Univ. Proj.), 5.50%, 9/1/12	208,928
	TX Pub. Fin. Auth. Charter Sch. Fin. Corp. Rev.:
1,000,000	Series 2006-A (Kipp Inc. Proj.) (ACA Insured), 5.00%, 2/15/28	1,028,640
750,000	Series 2006-A (Ed-Burnham Wood Proj.), 5.50%, 9/1/18	753,120
	TX Water Dev. Brd. State Revolving Fund Sr. Lien Rev.:
500,000	Series 1996-A, 5.25%, 7/15/17	500,585
835,000	Travis Co. Hlth. Facs. Dev. Corp. Retirement Fac. Rev. Series 2005(Querencia Barton Creek Proj.), 4.90%, 11/15/13	843,375
340,000	Tyler Hlth. Facs. Dev. Corp. Rev. Series 1997-B (East TX Med. Ctr. Proj.), 5.60%, 11/1/27	349,802
205,000	Weslaco Hlth. Fac. Dev. Series 2002 (Knapp Med. Ctr. Proj.), 5.00%, 6/1/07	205,203
750,000	Whitehouse TX Indpt. Sch. Dist. Cap. Apprec. G.O. Ref. Series 2007 (Sch. Building Proj.), zero coupon, 4.65% effective yield, 2/15/25 (9)	320,235
500,000	Winkler Co. G.O. Series 2006 (Radian insured), 5.25%, 2/15/31	530,545

		38,578,819

Quantity ($)	Name of Issuer	Market Value ($)(1)

Utah (0.7%)
725,000	Eagle Mountain Water & Sewer Rev. Ref. Series 2000 (ACA insured), 5.60%, 11/15/13	767,253
250,000	Provo Charter Sch. Rev. Series 2007 (Freedom Academy Fdtn. Proj.), 5.50%, 6/15/37 (9)	250,000
	Salt Lake Co. College Rev. (Westminster College Proj.):
1,000,000	Series 1997, 5.75%, 10/1/27	1,020,070
	Series 1999:
120,000	5.15%, 10/1/11	123,504
125,000	5.20%, 10/1/12	128,696
130,000	5.25%, 10/1/13	133,934
240,000	UT Hsg. Finance Agy. Multifamily Rev. Ref. Series 1996-A (Section 8) (FHA insured), 6.10%, 7/1/22	245,076

		2,668,533

Vermont (0.1%)
	VT Educ. & Hlth. Bldgs. Financing Agency Rev.:
85,000	Series 2002-A (Developmental & Mental Hlth. Proj.), 4.375%, 6/15/07	84,862
400,000	Series 2003-A (Vermont Law School Proj.), 5.00%, 1/1/13	403,356

		488,218

Virginia (1.2%)
415,000	Alexandria Indl. Dev. Auth. Rev. Pollution Control Ref. Series 1994 (Potomac Electric Proj.) (MBIA insured), 5.375%, 2/15/24	415,498
250,000	Chesterfield Co. Indl. Dev. Auth. Pollution Ctrl. Rev. Series 1987-A Rmktg. (VA Elec. & Power Co. Proj.), 5.875%, 6/1/17	268,080
1,000,000	Farms New Kent Cmnty. Dev. Auth. Spl. Assmt. Series 2006-A, 5.125%, 3/1/36	1,011,500
250,000	Henrico Co. Econ. Dev. Auth. Res. Care Fac. Rev. Ref. Mortgage Series 2006 (Westminster Canterbury Proj.), 5.00%, 10/1/27	256,852
100,000	Prince William Co. Indus. Dev. Auth. Educ. Fac. Rev. Series 2003 (Catholic Diocese Arlington): 5.00%, 10/1/18	104,058
400,000	Suffolk Indl. Dev. Auth. Retirement Facs. Rev. Ref. Series 2006 (Lake Prince Ctr. Proj.), 4.625%, 9/1/11	401,764
2,000,000	Virginia St. Hsg. Dev. Auth. Comwlth. Mtg. Rev. Series 2001-H1 (MBIA insured), 5.375%, 7/1/36	2,096,860

		4,554,612

Washington (1.6%)
2,000,000	King Co. G.O. Ref. Series 1998-B, 5.00%, 1/1/30	2,033,220
500,000	Skagit Co. Public Hosp. Dist. No. 001 Rev. Series 2005 (Skagit Valley Hosp. Proj.), 5.50%, 12/1/13	527,910
500,000	WA G.O. Variable Purpose Series 2001-A (FSA insured), 5.00%, 7/1/22	520,535
	WA State Hsg. Fin. Commn. Nonprofit Rev. Series:
1,750,000	2007-A (Skyline At First hill Proj.), 5.25%, 1/1/17	1,769,828
1,250,000	2007-B (Skyline At First Hill Proj.), 5.10%, 1/1/13	1,251,813

		6,103,306

West Virginia (0.3%)
1,250,000	Pleasants Co. Pollution Ctrl. Rev. Series 1995-C (Monongahela Pwr. Co.), 6.15%, 5/1/15	1,287,575

Wisconsin (3.7%)
500,000	Freedom Co. Dist. No. 1 Waterworks Sys. Rev. Series 2006 (Bond Antic Notes), 4.90%, 6/1/11	503,975
500,000	Milwaukee Redev. Auth. Rev. Series 2005-A (Science Ed. Consortium Proj.), 5.125%, 8/1/15	504,230
	WI Hlth. & Educ. Fac. Auth. Rev.:
550,000	Series 1995 (Franciscan Sisters Proj.) (Connie Lee insured), 5.50%, 2/15/14	550,693
850,000	Ref. Series 1997-B, (United Hlth. Grp., Inc. Proj.), 5.50%, 12/15/20	876,265
195,000	Series 1998 (Lawrence Univ. Proj.), 5.125%, 4/15/28	196,819
365,000	Series 1999 (FH Hlth. Care Dev. Inc Proj.), 5.625%, 11/15/09	372,063
705,000	Series 1999 (Kenosha Hosp. & Med. Ctr., Inc. Proj.), 5.10%, 5/15/07	705,867
2,120,000	Series 1999-A (Aurora Hlth. Care Proj), 5.60%, 2/15/29	2,189,684

See accompanying notes to portfolios of investments on page 62.	39

Sit Tax-Free Income Fund March 31, 2007

Portfolio of Investments

Quantity ($)	Name of Issuer	Market Value ($)(1)

200,000	Series 1999-B (Aurora Hlth. Care Proj), 5.50%, 2/15/15	207,060
500,000	Series 1999-B (Aurora Hlth. Care Proj) (ACA insured), 5.625%, 2/15/29	514,030
900,000	Series 1999 (Divine Savior, Inc. Proj.) (ACA insured), 5.70%, 6/1/28	926,568
	Series 2001 (Agnesian Healthcare, Inc. Proj.):
550,000	6.00%, 7/1/17	586,163
340,000	6.00%, 7/1/21	360,862
1,025,000	Series 2003-A (Wheaton Franciscan Svcs. Proj.), 5.125%, 8/15/33	1,050,974
	Series 2003 (Synergy Hlth., Inc. Proj.):
235,000	6.00%, 11/15/23	255,309
250,000	6.00%, 11/15/32	271,173
225,000	Ref. Series 2003 (Three Pillars Proj.), 4.60%, 8/15/13	225,977
105,000	Series 2004-A (Three Pillars Sr. Living Proj.), 4.15%, 8/15/11	103,305
450,000	Series 2004 (Blood Ctr. Southeastern Proj.), 5.50%, 6/1/24	478,418
425,000	Series 2004 (Beaver Dam Cmnty. Hosp. Inc. Proj.), 5.50%, 8/15/14	432,608
600,000	Series 2005 (Vernon Mem. Hlth. Care Inc. Proj.), 4.65%, 3/1/15	602,622
	Ref. Series 2006 (Sr. Hsg. Proj.):
315,000	5.00%, 8/1/09	316,758
300,000	5.00%, 8/1/10	302,058
250,000	Ref. Series 2006 (Milwaukee Catholic Home Proj.), 5.00%, 7/1/26	259,168
400,000	Series 2006-B (Upland Hills Health Inc. Proj.), 5.125%, 5/15/29	411,876
	Series 2006-A (Marshfield Clinic Proj.):
375,000	5.00%, 2/15/11	386,014
500,000	5.375%, 2/15/34	527,950

		14,118,489

Total municipal bonds (cost: $371,884,092)		362,910,475

Closed-End Mutual Funds (0.6%) (2)
3,500	BlackRock Insured Municipal Term Trust	52,675
400	BlackRock MuniYield Florida Fund	5,576
8,400	Colonial Insured Municipal Fund	116,340
36,100	DWS Municipal Income Trust	408,291
12,500	Insured Municipal Income Fund	168,500
8,600	MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund	114,380
23,000	Nuveen Florida Investment Quality Municipal Fund	322,460
17,600	Nuveen Florida Quality Income Municipal Fund	247,984
13,200	Nuveen Premier Municipal Income Fund	186,384
34,300	Seligman Select Municipal Fund	351,918
20,000	Van Kampen Pennsylvania Value Municipal Income Trust	292,200
100	Van Kampen Trust Investment Grade Muni Fund	1,570
100	Van Kampen Select Muni Fund	1,361

Total closed-end mutual funds (cost: $2,201,993)		2,269,639

Short-Term Securities (3.6%) (2)
12,411,965	Dreyfus Tax-Exempt Cash Management Fund, 3.84%	12,411,965
1,105,000	SD Hlth. & Educ. Facs. Auth. Rev. Series 2004 (Avera Hlth. Proj.), variable rate, 7/1/30	1,105,000

Total short-term securities (cost: $13,516,965)		13,516,965

Total investments in securities (cost: $387,603,050) (6)		$ 378,697,079

This page has been left blank intentionally.

Sit Minnesota Tax-Free Income Fund
One Year Ended March 31, 2007

Senior Portfolio Managers Michael C. Brilley • Debra A. Sit, CFA • Paul J. Jungquist, CFA

     The Minnesota Tax Free Income Fund returned +5.17% over the past twelve months compared to +4.28% for the Lehman 5-Year Municipal Bond Index. The Fund’s 30-day SEC yield was 4.34% as of March 31, 2007 and its 12-month distribution rate was 4.17%. The Fund’s taxable equivalent yield of 7.25% for investors in the highest state and federal tax brackets compares favorably to taxable fixed-income alternatives.
     During the 12-month period, short-term Treasury rates rose, with intermediate rates declining approximately 0.25% and the 30-year Treasury down just 0.04%. The Federal Reserve has left the federal funds rate target unchanged at 5.25% since its latest increase in June 2006. It appears likely that the Fed has completed its tightening cycle, and the market expects that the Fed will cut its rate target later this year.
     The municipal yield curve flattened during the period but remains positively sloped. Over the past 12-month period, municipal yields fell 9 basis points for 1-year maturities and approximately 18 to 33 basis points for maturities in the 5-year to 30-year range. The decline in rates resulted in price appreciation across all maturities, with longer maturities exhibiting the greatest increases in price and the highest returns.
     The Fund’s largest sector holdings are in hospital/health-care, multifamily housing, and education issues. These sectors each earned significantly higher returns than the benchmark Index. The primary factors affecting returns over the 12-month period were the Fund’s yield advantage, security selection, and strong price performance, which was due to both the dearth of supply of Minnesota issues with higher yields as well as the Fund’s longer duration relative to its benchmark.
     The market currently expects the Fed to begin cutting the federal funds rate target by the end of the third quarter. However, we believe rate cuts would only materialize if inflation is contained and that they may not occur as early as the market expects. The municipal market should be fairly stable over the near term. We plan to maintain the Fund’s duration close to its benchmark, or perhaps modestly lengthen, in light of our expectations for a steeper yield curve and possible rate cuts late in the year.

INVESTMENT OBJECTIVE AND STRATEGY
     The investment objective of the Minnesota Tax-Free Income Fund is to provide a high level of current income exempt from federal regular income tax and Minnesota regular personal income tax as is consistent with the preservation of capital.
     During normal market conditions, the Fund invests 100% of its net assets in municipal securities that generate interest income that is exempt from regular federal income tax and Minnesota regular personal income tax. The Fund anticipates that substantially all of its distributions to its shareholders will be exempt as such. For investors subject to the alternative minimum tax (“AMT”), up to 20% of the Fund’s income may be alternative minimum taxable income.

PORTFOLIO SUMMARY

Net Asset Value 3/31/07:	$10.21 Per Share
3/31/06:	$10.12 Per Share
Total Net Assets:	$288.9 Million
30-day SEC Yield:	4.34%
Tax Equivalent Yield:	7.25%(1)
12-Month Distribution Rate:	4.17%
Average Maturity:	14.3 Years
Duration to Estimated Avg. Life:	4.2 Years(2)
Implied Duration:	4.9 Years(2)

(1) For individuals in the 35.0% federal tax and 7.85% MN tax brackets.
(2) See next page.

PORTFOLIO STRUCTURE (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit MN Tax-Free Income Fund	Lehman 5-Year Muni. Bond Index	Lipper MN Muni. Bond Fund Index

3 Month**	0.84%	0.93%	0.71%
6 Month**	1.98	1.56	N/A
1 Year	5.17	4.28	4.78
5 Years	4.88	4.12	4.96
10 Years	4.89	4.79	5.05
Inception	5.18	4.77	4.87
(12/1/93)

CUMULATIVE TOTAL RETURNS*

	Sit MN Tax-Free Income Fund	Lehman 5-Year Muni. Bond Index	Lipper MN Muni Bond Fund Index

1 Year	5.17	4.28	4.78
5 Year	26.91	22.36	27.39
10 Year	61.26	59.73	63.74
Inception	96.07	86.11	88.61
(12/1/93)

*As of 3/31/07.	**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance; however, fees and expenses are not incorporated in the Lehman 5-Year Municipal Bond Index. The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser’s assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio’s implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.

GROWTH OF $10,000

The sum of $10,000 invested at inception (12/1/93) and held until 3/31/07 would have grown to $19,607 in the Fund or $18,611 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.

QUALITY RATINGS (% OF TOTAL NET ASSETS)

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

Sit Minnesota Tax-Free Income Fund
March 31, 2007

Portfolio of Investments

Quantity ($)	Name of Issuer	Market Value ($)(1)

Municipal Bonds (94.7%) (2)
Education/Student Loan (9.4%)
	Intermediate Sch. Dist. 287 Lease Rev. Series 2006:
4,200,000	5.46%, 1/1/28	4,397,358
3,650,000	5.30%, 11/1/32	3,733,840
	Minneapolis Educ. Fac. Lease Rev. Series 2006-A (Seed/Harvest Prep. Proj.) (LOC-U.S. Bank):
775,000	5.125%, 1/1/16	781,099
875,000	6.25%, 1/1/21	882,551
	Minnesota Higher Educ. Fac. Auth. Rev.:
750,000	Series 1998-4T (College of St. Benedict), 5.35%, 3/1/20	756,030
110,000	Series 1998-4R (St. Olaf College), 5.25%, 10/1/23	110,552
426,964	Lease Rev. Series 1999-5A (Concordia University), 5.25%, 4/25/14	428,612
700,000	Series 1999-4Y (Augsburg College), 5.05%, 10/1/13	714,329
150,000	Series 1999-4Y (Augsburg College), 5.20%, 10/1/16	153,099
75,000	Series 1999-4Y (Augsburg College), 5.30%, 10/1/27	76,736
700,000	Series 2005-6C (Augsburg College), 5.00%, 5/1/23	726,166
	Series 2006-6J1 (Augsburg College):
730,000	5.00%, 5/1/10	744,476
595,000	5.00%, 5/1/12	611,940
100,000	Series 1999-4Z (Northwestern Hlth. Services University), 4.875%, 10/1/09	100,421
675,000	Series 1999-4Z (Northwestern Hlth. Services University), 5.20%, 10/1/13	679,286
50,000	Series 1998-4T (St. Benedict College), 5.125%, 3/1/13	50,106
270,000	Series 2004-5U (St. Mary’s Univ.), 3.75%, 10/1/13	264,503
1,400,000	Series 2006-6I (Univ. St. Thomas), 5.00%, 4/1/23	1,478,946
	Series 2006-6K (College of Art & Design):
245,000	4.15%, 5/1/08	245,250
270,000	4.50%, 5/1/10	273,013
750,000	5.00%, 5/1/19	782,910
3,000,000	Series 2006-6M (College of St. Benedict), 4.493%, 10/1/16	3,032,670
1,115,000	Moorhead Educ. Fac. Rev. Series 2005-A (Concordia College Corp. Proj.), 5.00%, 12/15/20	1,181,097
	Pine City Lease Rev. Series 2006-A (Lakes Intl. Language Academy Proj.):
315,000	5.75%, 5/1/16	320,106
300,000	6.00%, 5/1/26	305,445
575,000	Ramsey Lease Rev. Series 2004-A (Pact Charter School Proj.), 5.65%, 12/1/13	585,229
550,000	Olmsted Co. Hsg. & Redev. Auth. Series 2007 (Schaeffer Academy Proj.), 4.977%, 4/25/27 (9)	560,980
	St. Paul Hsg. & Redev. Auth. Lease Rev.:
495,000	Series 1999 (St. Paul Academy & Summit School Proj.), 5.50%, 10/1/24	510,731
415,000	Series 2002-A (New Spirit Charter School Proj.), 6.50%, 12/1/12	424,205
605,000	Series 2006-A (Hmong Academy Proj.), 5.50%, 9/1/18	623,350
	Series 2006-A (Cmnty. Peace Academy Proj.):
685,000	4.35%, 12/1/12	682,239
600,000	4.35%, 12/1/14	596,106
100,000	Victoria Private School Fac. Rev. Series 1999-A (Holy Family Catholic H.S. Proj.), 5.20%, 9/1/11	100,691
	Winona Port. Auth. Lease Rev. Series 1999-A (Bluffview Montessori School Proj.):
85,000	5.90%, 12/1/07	85,597
165,000	8.00%, 12/1/24	175,639

		27,175,308

Escrowed To Maturity/Prerefunded (6.6%)
50,000	Bemidji ISD No. 031 G.O. Series 1998 (FSA insured), 5.00%, 4/1/19	50,001
400,000	Carver Co. Hsg. & Redev. Auth. Multifamily Hsg. Subordinate Rev. Refunding Series 1997-C (Waybury Apts. Proj.), 8.00%, 8/1/27	413,380

Quantity ($)	Name of Issuer	Market Value ($)(1)

165,000	Dakota Co. Hsg. & Redev. Auth. Multifamily Hsg. Rev. Refunding (Walnut Trails Apts. Proj.), Subordinate Series 1995-C, 9.00%, 1/20/15 (4)	171,971
475,000	Hopkins Subordinate Multifamily Hsg. Rev. Ref. Series 1996-C (Auburn Apts. Proj.), 8.00%, 6/20/31	497,106
	Hermantown Econ. Dev. Auth. Sales Tax Rev. Series 1998 (MBIA insured), 4.90%, 2/1/18
240,000	4.90%, 2/1/18	242,496
250,000	5.00%, 2/1/23	252,452
2,775,000	Little Canada Multifamily Hsg. Rev. Series 1997-A (Hsg. Alt. Dev. Co. Proj.), 6.10%, 12/1/17	2,804,165
	Minneapolis Cmty. Dev. Agy. Ltd. Tax Common Bond Fund:
1,000,000	Series 2001-G3 (LOC-U.S. Bank), 5.35%, 12/1/21	1,069,220
175,000	Series 2001-G3 (LOC-U.S. Bank), 5.45%, 12/1/31	187,857
45,000	Minneapolis G.O. Series 1999 (Parking Ramp Proj.), 5.125%, 12/1/16	46,718
	Minnesota Higher Educ. Fac. Auth. Rev.:
800,000	Series 1997-4L (St. John’s University), 5.35%, 10/1/17	806,592
100,000	Series 2000-5D (College Art & Design), 5.75%, 5/1/08	101,444
185,000	MN Public Facs. Auth. Water Pollution Ctrl. Rev. Series 2001-A, 5.00%, 3/1/19	191,852
1,000,000	Minneapolis Rev. Series 1997-A (Univ. Gateway Proj.), 5.25%, 12/1/17	1,010,450
	Minneapolis Student Hsg. Rev. Series 2000 (Riverton Community Hsg. Proj.):
125,000	6.80%, 7/1/10	135,479
240,000	6.90%, 7/1/11	260,813
	Minneapolis & St. Paul Metro Airport Comm. Airport Rev. (Ambac insured):
440,000	Series 1998-A, 5.00%, 1/1/22	448,730
380,000	Series 1998-A, 5.00%, 1/1/30	387,539
	MN Agr. & Econ. Dev. Board Rev.:
360,000	Series 2000-A (Fairview Hlth. Care System Proj.), 6.375%, 11/15/29	395,521
	Series 2000 (Evangelical Proj.):
50,000	5.65%, 8/1/07	50,317
195,000	5.80%, 8/1/08	200,331
345,000	6.55%, 8/1/16	381,446
	Northfield Hospital Rev. Series 2001-C:
50,000	6.00%, 11/1/21	54,654
3,100,000	6.00%, 11/1/26	3,388,548
	Plymouth Multifamily Hsg. Rev. Refunding Series 1996-C (Fox Forest Apts. Proj.)
615,000	(GNMA collateralized), 8.00%, 6/20/31	643,622
535,000	Puerto Rico Childrens Trust Fund Tobacco Settlement Rev. Series 2000, 5.75%, 7/1/20	553,634
300,000	Scott Co. Hsg. & Redev. Auth. Spl. Benefits Tax Series 1997-B (River City Centre Proj.) (Ambac insured), 5.45%, 2/1/20	304,467
	St. Paul Hsg. & Redev. Auth. Lease Rev.:
795,000	Series 2001-A (Cmty. of Peace Academy Proj.), 6.375%, 12/1/11	852,208
750,000	Series 2001-A (Cmty. of Peace Academy Proj.), 7.00%, 12/1/15	843,938
350,000	Series 2001-A (Cmty. of Peace Academy Proj.), 7.375%, 12/1/19	398,034
620,000	Steele Co. Hlth. Care Fac. Gross. Rev. Prerefunded Series 2000 (Elderly Hsg. Proj.), 6.625%, 6/1/20	659,593
1,090,000	Western MN Muni Pwr. Agy. Series 1979 (MBIA-IBC insured), 6.60%, 1/1/10	1,140,783

		18,945,361

General Obligation (1.8%)
120,000	Austin Impt. G.O. Series 1998-B, 4.70%, 2/1/13	120,084
200,000	Barnesville Impt. G.O. Series 2002, 5.00%, 2/1/23	204,608
85,000	Barnum Indpt. Sch. Dist. No. 91 G.O. Series 1997 (SD Cred. Prog.), 5.00%, 2/1/18	85,081
100,000	Carlton Co. Indpt. Sch. Dist. No. 99 G.O. Rev. Refunding Series 1998, 4.875%, 4/1/17	100,003
15,000	Cold Spring G.O. Series 1998-B, 4.55%, 12/1/08	15,017
75,000	Cold Spring G.O. Series 2000, 5.15%, 2/1/09	75,066
250,000	Hennepin Co. G.O. Series 1998-A, 4.50%, 12/1/07	250,165

See accompanying notes to portfolios of investments on page 62.	45

Sit Minnesota Tax-Free Income Fund March 31, 2007

Portfolio of Investments

Quantity ($)	Name of Issuer	Market Value ($)(1)

50,000	Hutchinson ISD No. 423 G.O. Series 1996-A, 5.85%, 2/1/18	50,866
50,000	Little Falls G.O. Series 1999-A, 5.00%, 2/1/11	50,042
4,000,000	MN State G.O. Series 1997, 4.90%, 8/1/14	4,015,720
150,000	Sauk Rapids Tax Increment G.O. Series 1997-B, 5.25%, 8/1/12	150,173
100,000	St. Paul Street Impt. Special Assessment G.O. Series 2000-B, 5.30%, 3/1/12	101,454
30,000	Winona Water & Sewer G.O. Series 1998-C, 4.90%, 2/1/13	30,027

		5,248,306

Hospital/Health Care (22.2%)
	Aitkin Hlth. Care Fac. Rev. Refunding Series (Riverwood Hlth. Care Ctr. Proj.):
155,000	5.00%, 2/1/09	155,983
615,000	5.00%, 2/1/12	622,011
	Alexandria Hlth. Care Fac. Rev. Series 2002-B (BSM Property - Bethany Home Proj.):
375,000	4.95%, 7/1/07	375,589
1,775,000	Breckenridge Rev. Series 2004-A (Catholic Hlth. Initiatives Proj.), 5.00%, 5/1/30	1,845,734
165,000	Cambridge Hsg. & Hlth. Care Fac. Rev. Series 1998-C (Grandview West Proj.), 5.25%, 10/1/08	166,112
	Carlton Hlth. Care & Hsg. Fac. Rev. Ref. Series 2006 (Faith Care Ctr. Proj.):
100,000	5.00%, 4/1/13	100,996
400,000	5.20%, 4/1/16	406,612
	Cold Spring Nursing Home & Sr. Hsg. Rev. Series 2005 (Assumption Home, Inc. Proj.):
135,000	4.70%, 3/1/14	131,710
145,000	4.80%, 3/1/15	141,884
150,000	4.90%, 3/1/16	150,855
705,000	Columbia Heights Multifamily & Health Care Fac. Rev. Series 1998
	(Crest View Corp. Proj.), 5.75%, 9/1/11	710,287
	Crookston Nursing Home & Multifamily Hsg. Rev Series 2002-A (Villa St. Vincent Proj.):
55,000	4.75%, 9/1/08	55,320
75,000	5.50%, 9/1/11	76,888
	Cuyuna Range Hosp. Dist. Hlth. Fac. Gross Rev.:
	Series 1999-A:
1,000,000	5.75%, 6/1/14	1,019,080
1,060,000	6.00%, 6/1/19	1,081,359
	Series 2005, 4.50%, 6/1/13
235,000	4.50%, 6/1/13	235,251
400,000	5.20%, 6/1/25	408,780
1,000,000	5.50%, 6/1/35	1,038,150
1,500,000	Detroit Lakes Hsg. Rev. Ref. Series 2004-E (Mankato Lutheran Proj.), 4.25%, 8/1/34	1,502,160
455,000	Detroit Lakes Hsg. & Hlth. Facs. Rev. Ref. Series 2004-A (CDL Homes Proj.), 4.00%, 8/1/34	452,716
355,000	Duluth Econ. Dev. Auth. Hlth. Care Fac. Rev. Series 2002 (St. Luke’s Hosp. Proj.), 6.00%, 6/15/12	372,083
990,206	Duluth Sr. Hsg. Loan Participation (Lakeshore Proj.) Series 2004, 4.00%, 8/20/36	990,553
702,831	Duluth Hsg. & Redev. Auth. Sr. Hsg. Fac. Loan Participation (Lakeshore Proj.)
	Series 2005, 5.20%, 12/20/35	703,675
	Elk River Rev. Series 1998 (Care Choice Member Proj.):
725,000	5.60%, 8/1/13	727,465
115,000	5.75%, 8/1/23	115,289
	Glencoe Hlth. Care Fac. Rev. Series 2005 (Glencoe Regional Hlth. Svcs. Proj.):
280,000	3.60%, 4/1/08	278,855
1,150,000	5.00%, 4/1/25	1,184,385
	Hastings Hlth. Care Fac. Rev. Series 1998 (Augustana Home of Hastings Proj.):
115,000	5.10%, 11/1/09	114,317
120,000	5.20%, 11/1/10	119,359
135,000	5.40%, 11/1/12	133,923

Quantity ($)	Name of Issuer	Market Value ($)(1)

140,000	5.50%, 11/1/13	139,626
	Inver Grove Heights Nursing Home Rev. Refunding Series 2006 (Presbyterian Homes Care Proj.):
215,000	5.00%, 10/1/07	215,580
250,000	5.00%, 10/1/11	253,032
290,000	5.00%, 10/1/12	292,845
450,000	5.00%, 10/1/16	450,558
	Maple Grove Hlth. Care Fac. Rev. Series 2005 (North Memorial Hlth. Care Proj.)
1,000,000	5.00%, 9/1/20	1,046,100
2,000,000	5.00%, 9/1/29	2,077,900
	Maplewood Hlth. Care Fac. Rev. Refunding Series 2005-A (VOA Care Centers Proj.):
250,000	4.00%, 10/1/07	249,630
255,000	4.125%, 10/1/08	253,881
300,000	4.375%, 10/1/09	299,331
	Marshall Medical Center Gross Rev. (Weiner Memorial Medical Center Proj.):
150,000	Series 2003-B, 4.85%, 11/1/11	154,655
50,000	Series 2003-A, 5.00%, 11/1/14	52,083
850,000	Series 2003-A, 5.85%, 11/1/23	922,905
100,000	Series 2003-A, 6.00%, 11/1/28	109,357
	Minneapolis & St. Paul Hsg. & Redev. Auth. Hlth. Care Sys. Rev. Series 2003 (Health Partners Proj.):
750,000	5.25%, 12/1/12	789,315
700,000	5.25%, 12/1/13	738,990
1,150,000	5.00%, 12/1/14	1,194,287
500,000	5.875%, 12/1/29	539,795
	Minneapolis Hlth. Care Sys. Rev. Series 2002-A (Allina Hlth. Sys. Proj.):
50,000	5.00%, 11/15/07	50,316
300,000	5.75%, 11/15/32	322,287
	Minneapolis Hlth. Care Fac. Rev.:
625,000	Series 1999 (Shelter Care Foundation Proj.), 6.00%, 4/1/10	626,525
	Series 2005 (Jones-Harrison Residence Proj.):
105,000	3.50%, 4/1/07	104,999
110,000	3.50%, 10/1/07	109,865
1,470,000	5.40%, 10/1/25	1,491,344
	Series 2005-E (Augustana Chapel View Homes Proj.):
190,000	4.00%, 6/1/08	190,122
200,000	4.20%, 6/1/09	200,822
205,000	4.40%, 6/1/10	206,521
220,000	4.55%, 6/1/11	222,059
240,000	4.80%, 6/1/13	242,614
250,000	4.90%, 6/1/14	253,198
255,000	5.00%, 6/1/15	258,822
270,000	5.10%, 6/1/16	274,571
285,000	5.25%, 6/1/17	290,204
	Minneapolis Hsg. Fac. Rev. (Augustana Chapel View Homes Proj.):
	Series 2004-A:
315,000	5.20%, 1/1/11	315,293
500,000	5.75%, 1/1/19	508,030
530,000	5.80%, 1/1/24	539,439
200,000	5.50%, 6/1/27	203,036
500,000	Refunding Series 2006-A 5.00%, 6/1/15	504,495
	MN Agr. & Econ. Dev. Board Hlth. Care Rev. Series 1999 (Benedictine Care Centers. Proj.):
115,000	5.45%, 2/1/09	115,708

See accompanying notes to portfolios of investments on page 62.     47

Sit Minnesota Tax-Free Income Fund March 31, 2007

Portfolio of Investments

Quantity ($)	Name of Issuer	Market Value ($)(1)

120,000	5.45%, 8/1/09	120,931
120,000	5.50%, 2/1/10	121,148
125,000	5.50%, 8/1/10	126,393
	MN Agr. & Econ. Dev. Board Rev.:
	Series 2000 (Evangelical Lutheran Good Samaritan Society Proj.):
50,000	5.65%, 8/1/07	50,259
215,000	5.80%, 8/1/08	219,775
405,000	6.55%, 8/1/16	439,615
770,000	Series 2002-B (Principal Custody Receipts Proj.), zero coupon, 3.85% effective yield, 11/15/22	651,374
	Series 2002 (Evangelical Lutheran Good Samaritan Society Proj.):
345,000	5.40%, 2/1/09	352,956
220,000	5.50%, 2/1/12	232,267
	Series 2000-A (Fairview Hlth. Care Sys. Proj.):
10,000	6.375%, 11/15/22	10,789
20,000	6.375%, 11/15/29	21,549
	Moose Lake Cmnty. Hosp. Dist. Hlth. Facs. Rev. Ref. Series 2005-A (Crossover Proj.):
110,000	4.10%, 12/1/10	109,883
225,000	4.40%, 12/1/14	226,553
300,000	New Hope Hlth. Care Facs. Rev. Series 2003-A (St. Therese Home, Inc. Proj.), 5.90%, 10/1/23	310,308
	New Hope Hlth. Care Facs. Rev. (MN Masonic Home North Ridge Proj.):
1,000,000	5.90%, 3/1/19	1,029,370
575,000	5.875%, 3/1/29	590,272
	North Oaks Presbyterian Loan Participation:
1,050,000	Series 2004-B, 4.25%, 12/15/34	1,053,224
750,000	Series 2004-C, 4.38%, 12/15/34	752,303
500,000	Series 2004-D, 4.75%, 12/15/34	501,045
	Northfield Hospital Rev. Series 2006:
900,000	5.50%, 11/1/15	968,319
1,255,000	5.25%, 11/1/21	1,321,590
	Olmsted Co. Hlth. Care Fac. Rev. Series 1998 (Olmsted Medical Ctr. Proj.):
775,000	5.45%, 7/1/13	785,036
900,000	5.55%, 7/1/19	910,440
	Pine Island Hlth. Care Facs. Rev. Series 2001 (Olmsted Med. Ctr. Proj.):
155,000	4.90%, 7/1/09	156,376
240,000	5.00%, 7/1/10	242,275
	Redwood Falls Hosp. Fac. Gross Rev. Series 2006 (Redwood Area Hosp. Proj.):
190,000	5.00%, 12/1/09	193,502
100,000	5.00%, 12/1/10	102,211
1,000,000	5.00%, 12/1/21	1,013,720
90,000	Rochester Hlth. Care Fac. Rev. G.O. Series 1998-A (Mayo Foundation Proj.), 5.50%, 11/15/27	92,447
500,000	Rochester Hlth. Care & Hsg. Rev. Series 2003-A (Samaritan Bethany Inc. Proj.), 6.25%, 8/1/19	518,475
	Shakopee Hlth. Care Facs. Rev. Series 2004 (St. Francis Regl. Med. Ctr. Proj.):
125,000	5.10%, 9/1/25	130,114
2,475,000	5.25%, 9/1/34	2,587,712
2,500,000	Stillwater Hlth. Care Rev. Series 2005 (Hlth. Sys. Obligation Proj.), 5.00%, 6/1/25	2,596,625
	St. Paul Hsg. & Redev. Auth. Hlth. Care Rev. Series 1998 (Regions Hosp. Proj.):
250,000	5.00%, 5/15/10	254,880
50,000	5.00%, 5/15/11	50,930
1,340,000	5.20%, 5/15/13	1,367,041
2,060,000	5.25%, 5/15/18	2,096,297
800,000	5.30%, 5/15/28	813,144

Quantity ($)	Name of Issuer	Market Value ($)(1)

1,000,000	St. Paul Hsg. & Redev. Auth. Hosp. Rev. Series 2005 (Health East Proj.), 5.25%, 11/15/14	1,040,890
2,000,000	St. Paul Hsg. & Redev. Auth. Nursing Home Dev. Rev. Series 2006, 5.63%, 10/1/33	2,058,720
960,000	St. Paul HRA Rev. Refunding Series 1996-C (St. Mary’s Home Proj.), 7.00%, 7/1/21	961,296
	St. Paul Hsg. & Redev. Auth. Hlth. Care Rev. Series 2005 (Gillette Childrens Hosp. Proj.):
300,000	4.00%, 2/1/11	297,735
200,000	5.00%, 2/1/13	205,628
225,000	5.00%, 2/1/14	231,118
400,000	St. Paul Hsg. & Redev. Auth. Hlth. Care Rev. Series 2001-A
	(Model Cities Hlth. Ctr. Proj.), 6.50%, 11/1/11	408,660
2,000,000	St. Paul Hsg. & Redev. Auth. Hlth. Care Fac. Rev. Series 2006
	(HealthPartners Oblig. Group Proj.), 5.25%, 5/15/36	2,100,080
910,000	St. Paul Port Auth. Lease Rev. Series 2005-A (Health East Midway Campus Proj.), 5.00%, 5/1/10	918,190
400,000	Virginia Hsg. & Redev. Auth. Hlth. Care Fac. Lease Rev. Series 2005, 5.25%, 10/1/25	419,560
50,000	Washington Co. Hsg. & Redev. Auth. Hosp. Rev. Series 1998 (Healtheast Proj.), 5.25%, 11/15/12	51,028

		64,041,574

Industrial / Pollution Control (5.4%)
1,155,000	Anoka Co. Solid Waste Disp. Rev. Series 1987-A (Natl. Rural Util. Proj.), 6.95%, 12/1/08 (4)	1,187,594
955,000	Burnsville Solid Waste Rev. Refunding Series 2003-A (Freeway Transfer Inc. Proj.), 4.15%, 4/1/10 (4)	940,713
500,000	Cohasset Pollution Ctrl. Rev. Refunding Series 2004 (Allete, Inc. Proj.), 4.95%, 7/1/22	511,395
560,000	E. Grand Forks Indus. Dev. Rev. Refunding Series 2001-B (Am. Crystal Sugar Proj.), 5.40%, 4/1/11	569,145
130,000	Guam Economic Dev. Auth. Tobacco Settlement Asset-Backed Series 2001-A, 5.00%, 5/15/22	131,483
1,000,000	Guam Econ. Dev. Auth. Tobacco Settlement Asset-Backed Rev. Series 2001-B,
	zero coupon, 5.20% Effective Yield on Purchase Date, 5/15/15	994,130
	Laurentian Energy Auth. MN Cogeneration Rev. Series 2005-A:
650,000	4.00%, 12/1/08	646,548
965,000	4.00%, 12/1/09	956,527
1,500,000	MN Public Facs. Auth. Water Pollution Ctrl. Rev. Series 1998, 5.00%, 3/1/14	1,517,835
	Owatonna Industrial Dev. Rev. Series 1997 (Slidell, Inc. Proj.):
280,000	7.25%, 5/1/14 (4)(7)	145,600
505,000	7.375%, 5/1/17 (4)(7)	262,600
20,000	7.375%, 5/1/20 (4)(7)	10,400
10,000	7.50%, 5/1/24 (7)	5,200
	Puerto Rico Childrens Trust Fund Tobacco Settlement Rev.:
300,000	Series 2002, 4.00%, 5/15/10	299,379
2,040,000	Series 2002, 5.375%, 5/15/33	2,135,023
465,000	Roseville Dev. Rev. Refunding Series 2004 (Roseville Office Plaza Proj.), 4.625%, 8/1/12	469,836
265,000	Sauk Centre Industrial Dev. Rev. Series 1998 (Seluemed LLP Proj.) (LOC First Trust), 5.75%, 4/1/18 (4)	265,533
1,700,000	Seaway Port Auth. Dock & Wharf Rev. Refunding Series 2004 (Cargill, Inc. Proj.), 4.20%, 5/1/13	1,705,661
	St. Paul Hsg. & Redev. Auth. District Cooling Rev. Series 1998-J:
65,000	4.75%, 3/1/08	65,486
95,000	5.125%, 3/1/12	96,969
500,000	5.35%, 3/1/18	510,045
	Virgin Islands Tobacco Settlement Financing Corp. Asset-Backed Rev. Series 2001:
750,000	zero coupon, 4.95% effective yield on purchase date, 5/15/14	740,790
1,535,000	5.00%, 5/15/21	1,557,979

		15,725,871

Insured (8.6%)
	Hastings Hlth. Care Fac. Rev. Series 1998 (Regina Med. Ctr.) (ACA insured):
565,000	5.25%, 9/15/18	572,418
275,000	5.30%, 9/15/28	278,415
20,000	Itasca Co. ISD No. 318 G.O. Series 1996 (MBIA insured), 5.20%, 2/1/10	20,024

See accompanying notes to portfolios of investments on page 62.     49

Sit Minnesota Tax-Free Income Fund March 31, 2007

Portfolio of Investments

Quantity ($)	Name of Issuer	Market Value ($)(1)

	Minneapolis & St. Paul Hsg. & Redev. Auth. Hlth. Care Sys. Rev. Series 1993-A (Healthspan Hlth. Sys. Proj.) (Ambac insured):
200,000	5.00%, 11/15/13	201,398
3,450,000	4.75%, 11/15/18	3,452,139
	Minneapolis & St. Paul Metro Airport Comm. Airport Rev. (Ambac insured):
1,650,000	Series 1998-B, 5.25%, 1/1/13 (4)	1,681,053
75,000	Series 1999-B, 5.25%, 1/1/18 (4)	77,202
530,000	MN HFA Single Family Mtg. Rev. Series 2001-A (MBIA insured), 5.35%, 7/1/17	543,446
500,000	NE Metro Intermediate School Dist. No. 916 C.O.P. Series 2004, 4.25%, 1/1/14	505,535
305,000	North Mankato Impt. G.O. Series 2000-A (FGIC insured), 4.75%, 2/1/10	305,247
	Perham Gas Utility Rev. Series 1999 (Radian insured):
300,000	5.35%, 6/1/19	308,343
50,000	5.45%, 6/1/29	51,084
1,000,000	Puerto Rico Commonwealth Hwy. & Trnsn. Auth. Rev. Ref. Series 2007-N, variable rate, 7/1/45	1,001,500
100,000	Puerto Rico Elec. Pwr. Auth. Rev. Ref. Series 1997-C (MBIA-IBC insured), 5.25%, 7/1/09	101,883
200,000	Puerto Rico Indus. Tourist Educ. Med. & Environmental Ctl. Facs. Rev. Series 1995-A (Hosp. Auxilio Oblig. Group Proj.) (MBIA insured), 6.25%, 7/1/16	200,416
5,000,000	Puerto Rico Commonwealth Infrastruc. Fin. Auth. Special Obligation Series 2000-A, 5.50%, 10/1/32	5,347,300
100,000	Rockford Impt. G.O. Series 1998 (Ambac insured), 4.30%, 12/1/07	100,101
510,000	St. Cloud Hosp. Facs. Rev. Ref. (St. Cloud Hosp. Proj.) (Ambac insured),
	Series 1996-B, 5.00%, 7/1/20	515,523
	St. Cloud Hlth. Care Rev. Series 2000-A (St. Cloud Hosp. Obligated Group) (FSA insured):
200,000	5.125%, 5/1/09	205,978
250,000	5.75%, 5/1/26	265,535
2,345,000	St. Paul Hsg. & Redev. Sales Tax Rev. Refunding Series 1996 (Civic Center Proj.) (FSA insured), 7.10%, 11/1/23	2,878,933
130,000	Scott Co. Hsg. & Redev. Auth. Fac. Lease Rev. Series 1997 (Justice Ctr. Proj.) (Ambac insured),
	5.50%, 12/1/15	131,534
3,100,000	Southern MN Pwr. Agy. Pwr. Supply Sys. Rev Series 2006, 4.84%, 1/1/13	3,091,754
805,000	Waconia Hlth. Care Facs. Rev. Series 1999-A (Ridgeview Med. Ctr. Proj.) 6.125%, 1/1/29	849,758
1,750,000	White Earth Band of Chippewa Indians Rev. Series 2000-A (ACA insured), 7.00%, 12/1/11	1,864,660
145,000	Worthington Perm. Impt. Revolving Fd. G.O. Series 1998-A (FSA insured), 4.50%, 2/1/10	145,088

		24,696,267

Multifamily Mortgage (22.0%)
	Apple Valley Multifamily Hsg. Rev. Refunding Series 1998-A (Mtg. Loan/Apple Valley Villa Proj.) (GNMA collateralized):
40,000	4.90%, 8/1/09	40,442
1,520,000	5.25%, 8/1/18	1,539,258
	Austin Hsg. & Redev. Auth. Governmental Hsg. Gross Rev. (Courtyard Res. Proj.):
645,000	Series 2000-A, 7.15%, 1/1/20	680,352
500,000	Series 2000-A, 7.25%, 1/1/32	526,575
2,715,000	Carver Co. Hsg. & Redev. Auth. Multifamily Hsg. Gross Rev. & Ltd. Tax Refunding Series 1997-A (Lake Grace Apts. Proj.), 6.00%, 7/1/28	2,762,675
	Chaska Multifamily Hsg. Rev. Series 1999 (West Suburban Hsg. Partners Proj.):
155,000	5.00%, 9/1/09 (4)	152,436
495,000	5.375%, 9/1/14 (4)	480,987
500,000	Cloquet Hsg. Fac. Rev. Ref. Series 2005-A (HADC Cloquet LLC Proj.), 5.50%, 8/1/25	505,710
700,000	Coon Rapids Multifamily Hsg. Rev. Refunding Series 1997-A (Margaret Place Apts. Proj.), 6.50%, 5/1/25	718,977
	Coon Rapids Senior Hsg. Rev. Refunding Series 1998 (Epiphany Sr. Citizens Hsg. Corp. Proj.):
115,000	5.30%, 11/1/07	115,038

Quantity ($)	Name of Issuer	Market Value ($)(1)

115,000	5.40%, 11/1/08	115,043
170,000	5.50%, 11/1/10	170,044
545,000	5.80%, 11/1/18	545,082
2,000,000	Cottage Grove Sr. Hsg. Rev. Series 2006-A (Cottage Grove, Inc. Proj.), 5.00%, 12/1/31	1,985,840
	Dakota Co. Cmnty. Dev. Agy. Multifamily Hsg. Rev. Ref. Series 2007-A (Commons On Marice Proj.):
240,000	4.30%, 11/1/08	239,882
150,000	4.40%, 11/1/09	149,932
500,000	5.00%, 11/1/22	503,285
1,930,000	Eagan Multifamily Hsg. Rev. Refunding Series 1997-A (Woodridge Apts. Proj.), 5.95%, 2/1/32	1,970,858
	Eden Prairie Multifamily Hsg. Rev. Refunding:
15,000	Series 1997 (Preserve Place Proj.) (GNMA collateralized), 4.90%, 1/20/08	15,097
300,000	Series 1997-A (Preserve Place Proj.) (GNMA collateralized), 5.50%, 1/20/18	308,403
410,000	Series 1997-A (Preserve Place Proj.) (GNMA collateralized), 5.60%, 7/20/28	420,037
470,000	Senior Series 2001-A (Rolling Hills Proj.) (GNMA collateralized), 6.00%, 8/20/21	512,126
675,000	Senior Series 2001-A (Rolling Hills Proj.) (GNMA collateralized), 6.15%, 8/20/31	733,225
1,185,000	Series 2001-A (Rolling Hills Proj.) (GNMA collateralized), 6.20%, 2/20/43	1,284,481
890,000	Subordinate Series 2001-C (Rolling Hills Proj.), 9.00%, 4/1/43	889,831
	Eveleth Multifamily Hsg. Rev. Sr. Series 2006-A1 (Manor House Woodland Proj.):
200,000	4.90%, 10/1/09	200,070
140,000	4.95%, 10/1/10	140,169
100,000	5.00%, 10/1/11	100,207
155,000	5.10%, 10/1/12	155,405
165,000	5.15%, 10/1/13	165,515
	Faribault Hsg. & Redev. Auth. Govt. Hsg. Dev. Gross Rev. Ref. Series 1998-A (Trails Edge Apts. Proj.):
355,000	5.125%, 2/1/18	360,872
650,000	5.25%, 2/1/28	657,800
	Fairmont Hsg. Fac. Rev. Series 2002-A1 (Homestead-GEAC Proj.):
1,100,000	6.625%, 10/1/11	1,148,851
295,000	6.875%, 10/1/14	311,871
	Fairmont Hsg. Fac. Rev. Series 2005-A (Goldfinch Estates-GEAC Proj.):
300,000	5.75%, 10/1/17	302,871
290,000	6.00%, 10/1/21	295,342
	Golden Valley Rev. Series 1999-A (Covenant Retirement Cmntys. Proj.):
675,000	5.50%, 12/1/25	698,267
1,470,000	5.50%, 12/1/29	1,520,671
	Grand Rapids Hsg. & Redev. Auth. (Lakeshore Place and Forest Park West Apts. Proj.):
35,000	Series 1999-B, 5.00%, 10/1/09	35,106
500,000	Series 1999-A, 5.20%, 10/1/19	505,415
1,660,000	Series 1999-A, 5.30%, 10/1/29	1,668,615
	Hopkins Multifamily Hsg. Rev. Series 1996 (Hopkins Renaissance Proj.) (Section 8):
100,000	5.85%, 4/1/09	102,078
450,000	6.25%, 4/1/15	459,787
	Hutchinson Hsg. Fac. Rev. (Prince of Peace Apts. Proj.):
115,000	Series 2003-A, 4.00%, 10/1/07	115,074
120,000	Series 2003-A, 4.50%, 10/1/08	120,241
245,000	Inver Grove Heights Nursing Home Rev. Ref. Series 2006 (Presbyterian Homes Care Proj.), 5.50%, 10/1/33	248,820
1,400,000	Maplewood Multifamily Hsg. Rev. Series 1998 (Park Edge Apts. Proj.), 6.50%, 5/1/29 (4)	1,430,800
	Maplewood Multifamily Refunding Rev. (Village on Woodlyn Proj.):
1,605,000	Series 1999-A (GNMA collateralized), 6.75%, 7/20/30 (4)	1,659,747
100,000	Subordinate Series 1999-C-1, 8.00%, 11/1/30 (4)	102,074

See accompanying notes to portfolios of investments on page 62.     51

Sit Minnesota Tax-Free Income Fund
March 31, 2007

Portfolio of Investments

Quantity ($)	Name of Issuer	Market Value ($)(1)

245,000	Subordinate Series 1999-C-2, 8.00%, 11/1/30 (4)	250,081
	Minneapolis Multifamily Hsg. Rev.:
355,000	Series 1996 (Belmont Apts.), 7.25%, 11/1/16	361,323
305,000	Series 1996-A (Nicollet Towers) (Section 8), 5.60%, 6/1/08	308,447
5,020,000	Series 1996-A (Nicollet Towers) (Section 8), 6.00%, 12/01/19	5,097,408
115,000	Ref. Series 1998 (Riverside Plaza Proj.) (GNMA collateralized), 4.75%, 12/20/12 (4)	116,035
1,000,000	Series 1998 (Riverside Plaza Proj.) (GNMA collateralized), 5.10%, 12/20/18 (4)	1,010,440
320,000	Series 2000 (Garr Scott Loft Proj.) (LOC U.S. Bank), 5.95%, 5/1/30 (4)	332,029
500,000	Series 2002-A (Keeler Apts. Proj.), 7.00%, 10/1/17	560,425
30,000	Series 2003-A (Sumner Proj.) (GNMA collateralized), 3.00%, 8/20/08 (4)	29,678
	Ref. Series 2007-A (Keeler Apts. Proj.):
150,000	4.50%, 10/1/12	149,279
580,000	4.65%, 10/1/15	576,903
	Moorhead Sr. Hsg. Rev. Series 2006 (Sheyenne Crossing Proj.):
300,000	5.00%, 4/1/13	302,211
170,000	5.10%, 4/1/14	172,145
85,000	Series 2004-A, 4.875%, 8/1/24 (4)	86,080
	Series 1997-A:
60,000	5.40%, 8/1/10 (4)	61,067
125,000	5.45%, 8/1/11(4)	127,224
100,000	Series 2000-A (Section 8), 5.375%, 2/1/09 (4)	102,195
1,350,000	MN HFA Residential Hsg. Rev. Series 2006-I, 5.00%, 7/1/21 (4)	1,394,348
	Minnetonka Multifamily Hsg. Rev. Ref. Series 1999-A (GNMA coll.) (Archer Heights Apts. Proj.):
540,000	5.10%, 7/20/13 (4)	556,740
975,000	5.20%, 1/20/18 (4)	1,002,719
	Northwest MN Multi Co. Hsg. & Redev. Auth. Hsg. Rev. Series 2005-A (Pooled Hsg. Proj.):
145,000	4.50%, 7/1/09	143,737
115,000	4.75%, 7/1/10	113,782
	Norwood Young America Econ. Dev. Auth. Gov. Rev. Series 2005-A (Harbor at Peace Village Proj.):
150,000	5.35%, 8/1/15	149,589
200,000	5.625%, 8/1/20	201,416
550,000	5.75%, 8/1/25	553,196
250,000	6.00%, 8/1/31	252,423
	Oakdale Multifamily Sr. Hsg. Rev. Refunding Series 2004 (Oak Meadows Proj.):
325,000	4.25%, 4/1/08	326,901
600,000	5.00%, 4/1/12	616,008
	Oronoco Multifamily Hsg. Rev. Ref. Series 2006 (Wedum Shorewood Campus Proj.):
600,000	4.65%, 6/1/09	594,024
725,000	4.70%, 6/1/11	713,219
	Pine City Hlth. Care & Hsg. Rev. Series 2006-A (North Branc Proj.):
125,000	4.50%, 10/20/16	128,528
300,000	4.75%, 10/20/21	307,215
500,000	Richfield Sr. Hsg. Rev. Refunding Series 2004-A (Richfield Sr. Hsg., Inc. Proj.), 5.00%, 12/1/15	493,605
2,800,000	Rochester Multifamily Rev. Refunding Series 2000-A (Weatherstone Apts. Proj.) (LOC Household Fin.) (Mandatory Put 9/1/17) 6.375%, 9/1/37 (4)	3,103,100
	Roseville Hsg. Fac. Rev. Refunding Bonds Series 1998 (College Properties Inc. Proj.):
2,820,000	5.60%, 10/1/13	2,821,382
100,000	5.875%, 10/1/28	100,061
80,000	Sherburne Co. Hsg. & Redev. Auth. Lease Rev. Series 1997, 5.50%, 2/1/17	80,085
	Shoreview Sr. Hsg. Rev. Series 2005-A (Shoreview Sr. Residence Proj.):
110,000	3.50%, 5/1/08	108,755

Quantity ($)	Name of Issuer	Market Value ($)(1)

115,000	3.75%, 5/1/09	113,154
600,000	St. Cloud Hsg. & Redev. Auth. Multifamily Hsg. Rev. Refunding Series 1998 (Northway Manor Apts. Proj.) (Section 8), 5.35%, 12/1/18	588,786
	St. Cloud Hsg. & Redev. Auth. Multifamily Hsg. Rev.:
1,515,000	Series 1993 (Germain Towers Proj.) (Section 8), 5.90%, 9/1/20	1,496,972
60,000	Series 1999-A (Parkview Terrace Apts. Proj.) (Section 8), 5.00%, 6/1/09	55,070
500,000	St. Louis Park Multifamily Hsg. Rev. Refunding Series 1998-A (Park Ridge Apts. Proj.) (GNMA collateralized), 5.25%, 11/1/20	515,445
	St. Louis Park Rev. Ref. Series 2006 (Roitenberg Family Proj.):
140,000	4.65%, 8/15/09	140,799
525,000	5.50%, 8/15/26	534,844
200,000	St. Paul Hsg. & Redev. Auth. Multifamily Refunding Rev. Series 1995 (Sun Cliffe Apts. Proj.) (GNMA collateralized), 5.875%, 7/1/15	202,590
3,170,000	St. Paul Port Authority Multifamily Hsg. Refunding (Jackson Towers Apts. Proj.) Senior
	Series 1998-1A (GNMA collateralized), 6.95%, 4/20/33	3,360,897
735,000	Stillwater Multifamily Hsg. Rev. Series 2007 (Orleans Homes LP Proj.), 5.00%, 2/1/17 (4)	732,126
120,000	Victoria Sr. Hsg. Rev. Series 2003 (Chanhassen, Inc. Proj.), 5.50%, 8/1/18	123,259
	Washington Co. Hsg. & Redev. Auth. Governmental Hsg. Rev. Ref. Series:
755,000	1999-A (Briar Pond Apts. Proj.) (GNMA collateralized), 5.50%, 2/20/14	773,082
695,000	2002 (Woodland Park Apts. Proj.) (Co. Guaranteed), 4.70%, 10/1/26	702,388
500,000	Woodbury Econ. Dev. Auth. Sr. Hsg. Rev. Series 2006-B (Summerhouse Woodbury Proj.),
	5.75%, 6/1/41	513,475
250,000	Worthington Sr. Hsg. Rev. Series 2003-A (Meadows Worthington Proj.), 4.50%, 12/1/33	248,243

		63,376,217

Municipal Lease (3.1%) (5)
500,000	Andover Econ. Dev. Auth. Public Fac. Lease Rev. Series 2004 (Cmnty. Ctr. Proj.), 5.125%, 2/1/24	524,785
40,000	Anoka Co. C.O.P. Series 1998, 5.40%, 6/1/28	40,499
100,000	Big Lake Econ. Dev. Auth. Public Proj. Rev. Series 2005-A, 4.20%, 2/1/10	99,863
175,000	Cambridge Econ. Dev. Auth. Public Fac. Lease Rev. Refunding Series 1998, 4.50%, 2/1/10	175,003
2,137,791	Carver Scott Co. Lease Purchase Agreement Series 2005, 5.00%, 8/4/20	2,146,534
50,000	Chaska Econ. Dev. Auth. ISD No. 112 Sch. Facs. Lease Rev. Series 1999-A, 5.125%, 12/1/09	51,715
89,000	Hennepin Co. Hsg. & Redev. Auth. Rev. Series 1993-A (Community Provider Program), 5.70%, 8/1/13	92,441
150,000	Hibbing Econ. Dev. Auth. Public Proj. Rev. Series 1997 (Hibbing Lease Obligations Proj.), 6.10%, 2/1/08	150,159
792,085	Intermediate Sch. Dist. 287 Lease Rev. Series 2006, 4.78%, 3/15/13	809,027
125,000	Mountain Iron Hsg. & Redev. Auth. Rev. Series 2001-A (Arrowhead Library Sys. Proj.), 5.00%, 9/1/09	127,015
1,233,260	St. Paul Lease Series 1998 (City Hall Annex Building), 5.71%, 10/1/18	1,261,453
400,000	St. Paul Hsg. & Redev. Auth. Lease Rev. Series 2000 (Rivercentre Pkg. Ramp Proj.), 5.70%, 5/1/08	407,940
520,000	Scott Co. Hsg. & Red. Auth. Fac. Lease Rev. Series 1998 (Workforce Ctr. Proj.), 5.00%, 2/1/18	524,207
	Virginia Hsg. & Redev. Auth. Hlth. Care Fac. Lease Rev. Series 2005:
300,000	4.00%, 10/1/07	299,823
275,000	4.00%, 10/1/08	274,483
300,000	4.00%, 10/1/09	299,010
300,000	4.50%, 10/1/10	303,000
200,000	5.00%, 10/1/11	206,172
1,200,000	5.125%, 10/1/20	1,248,204

		9,041,333

Public Facilities (0.4%)
50,000	MN Agr. Soc. State Fair Rev. Series 2003, 5.00%, 9/15/20	51,869
250,000	Rockville Econ. Dev. Auth. Pub. Proj. Lease Rev. Series 2005-A, 4.00%, 2/1/14	247,468
	Spring Grove Econ. Dev. Auth. Pub. Proj. Rev. Series 2006-A:
135,000	4.625%, 2/1/12	136,145

See accompanying notes to portfolios of investments on page 62.	53

Sit Minnesota Tax-Free Income Fund
March 31, 2007

Portfolio of Investments

Quantity ($)	Name of Issuer	Market Value ($)(1)

255,000	5.00%, 2/1/16	258,973
125,000	5.10%, 2/1/18	127,018
	Victoria Recreational Facility Gross Rev. Series 2002:
70,000	4.75%, 2/1/12	70,932
75,000	4.75%, 8/1/12	75,998
85,000	5.10%, 8/1/15	86,801
205,000	Victoria Rec. Fac. Gross Rev. Ref. Crossover Series 2006-A, 4.55%, 8/1/17	205,812

		1,261,016

Single Family Mortgage (4.5%)
2,992,095	Dakota Co. Cmnty. Dev. Agy. Single Family Mtg. Rev. Series 2006 (FNMA, GNMA, &
	FHLMC backed), 5.30%, 12/1/39	3,173,685
	Minneapolis- St. Paul Hsg. Fin. Bd. Single Family Mtg. Rev. (FNMA & GNMA backed):
35,000	Series 1997, 6.25%, 11/1/30	36,954
1,441,246	Series 2005-A3, 5.10%, 4/1/27	1,490,695
	MN HFA Single Family Mtg. Rev.:
200,000	Series 1994-E, 5.90%, 7/1/25	203,026
90,000	Series 1996-D, 6.00%, 1/1/16	91,025
70,000	Series 1997-A, 5.60%, 7/1/09	71,096
260,000	Series 1997-I, 5.50%, 1/1/17	264,688
155,000	Series 1996-H, 6.00%, 1/1/21	156,742
580,000	Series 1997-D, 5.85%, 7/1/19 (4)	588,909
35,000	Series 1997-E, 5.90%, 7/1/29 (4)	35,555
15,000	Series 1997-G, 6.00%, 1/1/18	15,183
800,000	Series 1998-C, 5.25%, 1/1/17	807,464
65,000	Series 1998-F-1, 4.75%, 7/1/07	65,086
45,000	Series 1998-F, 4.95%, 7/1/08	45,027
230,000	Series 1998-F-1, 5.45%, 1/1/17	231,888
70,000	Series 1998-F, 5.70%, 1/1/17	70,457
65,000	Series 1998-A, 4.80%, 7/1/09	66,218
70,000	Series 1998-A, 4.90%, 7/1/10	71,429
375,000	Series 1999-B, 5.25%, 1/1/20	376,523
65,000	Series 1999-H, 5.30%, 7/1/11	65,639
110,000	Series 2000-A, 5.75%, 7/1/18	113,084
125,000	Series 2000-C, 6.10%, 7/1/30 (4)	129,359
25,000	Series 2001-B, 4.55%, 7/1/07 (4)	25,036
320,000	Series 2003-I, 4.30%, 7/1/11 (4)	322,656
600,000	Series 2003-I, 5.10%, 7/1/20 (4)	615,504
1,980,000	Series 2006-B, 5.00%, 1/1/37 (4)	2,033,737
1,950,000	Series 2006-M, 4.80%, 7/1/26 (4)	1,964,274

		13,130,939

Transportation (0.0%)
20,000	Minneapolis & St. Paul Met. Arpts. Rev. Series 2001-B (FGIC Insured), 5.75%, 1/1/16 (4)	21,214

Quantity ($)	Name of Issuer	Market Value ($)(1)

Utility (1.8%)
1,000,000	Chaska Elec. Rev. Ref. Series 2005-A (Generating Facs. Proj.), 5.25%, 10/1/25	1,067,060
200,000	Delano Wtr. & Pwr. Cmnty. Elec. Rev. Series 2000-A, 5.30%, 12/1/09	200,218
	MN Muni Pwr. Agy. Elec. Rev. Series 2005:
1,475,000	5.00%, 10/1/30	1,532,968
1,900,000	5.00%, 10/1/35	1,970,585
	Princeton Public Utility Sys. Rev. Series 2004:
90,000	3.00%, 4/1/07	89,997
300,000	5.00%, 4/1/24	307,734

		5,168,562

Other Revenue Bonds (8.9%)
	Columbia Heights Commercial Dev. Refunding Rev. Series 1999 (Columbia Park Properties -
	Medical Clinic Proj.):
250,000	5.15%, 12/1/08	251,570
1,750,000	5.60%, 12/1/15	1,770,755
900,000	Commissioner of Iron Range Resources and Rehab. Gross Rev. (Giant’s Ridge Rec. Area Proj.),
	Series 2000, 7.25%, 11/1/16	974,880
800,000	Crystal Governmental Fac. Rev. Series 2006, 5.095%, 12/15/26	812,792
	Minneapolis Cmty. Dev. Agy. Ltd. Tax Common Bond Fund:
125,000	Series 1996-1 (LOC-U.S. Bank), 6.00%, 6/1/11	125,418
85,000	Series 1997-1 (Halper Corrugated Box Mfg. Co.), 5.90%, 6/1/07 (4)	85,303
500,000	Series 1999-1A (Discount Steel), 5.25%, 6/1/19 (4)	508,050
160,000	Series 2000-G2 (LOC-U.S. Bank), 6.00%, 12/1/20	169,354
490,000	Minneapolis Public Hsg. Auth. Series 1997 (General Credit Energy Savings Proj.), 6.00%, 7/1/08	486,693
	Minneapolis Tax Increment Rev. Refunding Series 2004 (St. Anthony Falls Proj.):
600,000	4.50%, 2/1/13	596,016
75,000	4.40%, 2/1/09	74,501
100,000	4.50%, 2/1/10	99,051
100,000	4.60%, 2/1/11	99,170
125,000	4.70%, 2/1/12	124,426
125,000	4.80%, 2/1/13	124,904
675,000	Minneapolis Tax Increment Rev. Series 2006 (Grant Park Proj.), 5.00%, 2/1/16	682,742
1,000,000	MN Agr. & Econ. Dev. Board Rev. Series 2000-B (Small Business Dev. Proj.), 7.25%, 8/1/20 (4)	1,046,560
	Mound Hsg. & Redev. Auth. Tax Increment Rev. Ref. Series 2006 (Metroplaines Proj.):
309,000	4.25%, 8/15/11	307,696
1,205,000	5.00%, 2/15/27	1,209,205
	St. Paul Hsg. & Redev. Auth. Tax Increment Rev.:
155,000	Series 2001 (US Bank Operations Ctr. Proj.), 5.40%, 8/1/09	156,578
100,000	Series 2001 (US Bank Operations Ctr. Proj.), 5.70%, 8/1/12	102,569
800,000	Series 2001 (US Bank Operations Ctr. Proj.), 6.125%, 8/1/19	834,136
1,125,000	Series 2002 (North Quadrant Owner Occupied Proj. Phase 2), 7.00%, 2/15/28	1,204,324
1,020,000	Series 2002 (North Quadrant Owner Occupied Proj. Phase 1), 7.50%, 2/15/28	1,069,521
3,000,000	Series 2002-A (Upper Landing Proj.), 6.80%, 3/1/29	3,215,250
2,000,000	Series 2002-B-2 (Upper Landing Proj.), 6.90%, 3/1/29	2,152,820
1,226,000	Series 2002 (Drake Marble Proj.), 6.75%, 3/1/28	1,303,741
1,335,000	Series 2004 (9th St. Lofts Proj.), 6.375%, 2/15/28	1,421,588
	St. Paul Port Auth. Lease Rev. Series 2007-1 (Regions Hosp. Parking Ramp Proj.):
155,000	5.00%, 8/1/09	157,516
200,000	5.00%, 8/1/10	204,296
390,000	5.00%, 8/1/11	400,362

See accompanying notes to portfolios of investments on page 62.	55

Sit Minnesota Tax-Free Income Fund

March 31, 2007
Portfolio of Investments

Quantity ($)	Name of Issuer	Market Value ($)(1)

555,000	5.00%, 8/1/21	567,010
1,150,000	5.00%, 8/1/36	1,161,029
	St. Paul Recreational Facs. Gross Rev. Series 2005 (Highland National Proj.):
205,000	3.50%, 10/1/07	204,807
715,000	5.00%, 10/1/25	754,497
	Steele Co. Hlth. Care Fac. Gross Rev. Refunding Crossover Series 2005-B:
475,000	4.65%, 6/1/20	479,066
300,000	5.00%, 6/1/30	305,589
160,000	Steele Co. Hlth. Care Fac. Gross Rev. Unref. Bal. Series 2000 (Elderly Housing Proj.), 6.625%, 6/1/20	170,218
340,000	Virgin Islands Public Fin. Auth. Rev. Gross Receipts Taxes Loan Series 1999-A, 5.625%, 10/1/10	347,949

		25,761,952

Total municipal bonds (cost: $269,306,821)		273,593,920

Closed-End Mutual Funds (0.2%) (2)
4,700	First American Minnesota Municipal Income Fund II	67,351
29,000	MN Municipal Income Portfolio	416,440

Total closed-end mutual funds (cost: $480,950)		483,791

Short-Term Securities (4.5%) (2)
1,800,000	Burnsville Rev. Series 1996 (YMCA Proj.), variable rate, 8/1/16	1,800,000
1,425,000	Mendota Heights Hsg. MTG Rev. Series 1991, variable rate, 11/1/31	1,425,000
955,000	Midwest Consortium of Utility Rev. Series 2005-A (MN Utilities Assoc. Proj.), variable rate, 1/1/25	955,000
1,000,000	Mpls. & St. Paul Hsg. & Redev. Auth. Hlth. Care Sys. Series 2004-B, variable rate, 8/15/25	1,000,000
1,145,000	Mpls. Nursing Home Rev. Ref. Series 2002 (Catholic Eldercare Proj.), variable rate, 12/1/27	1,145,000
1,820,000	Minneapolis Multifamily Rev. Series 2001 (Seven Corners Apts. Proj.), variable rate, 11/1/31	1,820,000
800,000	MN Higher Educ. Facs. Rev. Series 2003, variable rate, 10/1/33	800,000
1,500,000	Robbinsdale Hlth. Care Facs. Rev. Series 2003 (North Memorial Health Proj.), variable rate, 5/15/33	1,500,000
1,550,000	St. Paul Hsg. & Redev. Auth. Rev. Series 2001 (Cretin -Derham Hall Proj.), variable rate, 2/1/26	1,550,000
1,077,927	Wells Fargo Minnesota Municipal Cash Fund, 2.94%	1,077,927

Total Short-Term Securities (cost: 13,072,927)		13,072,927

Total investments in securities (cost: $282,860,698) (6)		$287,150,638

56	See accompanying notes to portfolios of investments on page 62.

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Sit Florida Tax-Free Income Fund
One Year Ended March 31, 2007

Senior Portfolio Managers Michael C. Brilley • Debra A. Sit, CFA • Paul J. Jungquist, CFA

     The Sit Florida Tax-Free Income Fund provided a return of +3.97% net of fees for the twelve months ended March 31, 2007, compared with a return of +4.28% for the Lehman 5-Year Municipal Bond Index. The Fund’s 30-day SEC yield was 4.05% and its 12-month distribution rate was 3.60%.
     Municipal bond yields fell slightly over the past 12 month period, with yields on intermediate and longer maturities down more than yields on short maturities. The yield curve flattened during the year, but remains positively sloping. Interest rates declined as economic growth began to slow, and the Federal Reserve has held short-term interest rates steady since its latest increase in June 2006. While the Federal Reserve remains focused on containing inflation, the market is anticipating a cut in the targeted rate later this year.
     The Fund’s investment returns from the hospital/health-care, multi-family housing and other revenue sectors outperformed the Lehman 5-Year Municipal Index, with the hospital sector providing the greatest incremental return. The Fund’s duration remained shorter than the Lehman 5-Year Index as it has since the inception of the Fund. That shorter duration has been the primary factor contributing to the Fund’s underperformance relative to the benchmark index. The Fund remains focused on providing attractive tax exempt income and relative stability of principal.

INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Florida Tax-Free Income Fund is to provide a high level of current income that is exempt from federal regular income tax by investing in securities that are exempt from the Florida intangibles tax.
     The Fund seeks to achieve its objective by investing primarily in municipal securities that generate interest income that is exempt from regular federal income tax and that are exempt from the Florida intangible personal property tax. During normal market conditions, the Fund invests 100% (and, as a fundamental policy, no less than 80%) of its net assets in such tax-exempt municipal securities. The Fund may invest up to 10% of its assets in securities that generate interest income subject to federal alternative minimum tax.

PORTFOLIO SUMMARY

Net Asset Value 3/31/07:	$9.99 Per Share
3/31/06:	$9.96 Per Share
Total Net Assets:	$3.7 Million
30-day SEC Yield:	4.05%
Tax Equivalent Yield:	6.23%(1)
12-Month Distribution Rate:	3.60%
Average Maturity:	12.4 Years
Duration to Estimated Avg. Life:	2.6 Years(2)
Implied Duration:	3.6 Years(2)

(1) For individuals in the 35.0% federal tax bracket. (2) See next page.

PORTFOLIO STRUCTURE (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit FL Tax-Free Income Fund	Lehman 5-Year Muni. Bond Index	Lipper FL Muni. Bond Fund Index

3 Month**	0.82	0.93	0.74
6 Month**	1.64	1.56	n/a
1 Year	3.97	4.28	5.16
5 Years	n/a	n/a	n/a
10 Years	n/a	n/a	n/a
Inception (12/31/03)	3.21	2.44	4.07

CUMULATIVE TOTAL RETURNS*

	Sit FL Tax-Free Income Fund	Lehman 5-Year Muni. Bond Index	Lipper FL Muni. Bond Fund Index

1 Year	3.97	4.28	5.16
5 Year	n/a	n/a	n/a
10 Year	n/a	n/a	n/a
Inception (12/31/03)	10.82	8.16	13.83

*As of 3/31/07	**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance; however, fees and expenses are not incorporated in the Lehman 5-Year Municipal Bond Index. The Lip-per returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser’s assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio’s implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.

GROWTH OF $10,000

The sum of $10,000 invested at inception (12/31/03) and held until 3/31/07 would have grown to $11,082 in the Fund or $10,816 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.

QUALITY RATINGS (% OF TOTAL NET ASSETS)

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

Sit Florida Tax-Free Income Fund March 31, 2007

Portfolio of Investments

Quantity ($)	Name of Issuer	Market Value ($)(1)

Municipal Bonds (96.1%) (2)

Escrowed to Maturity / Prerefunded (6.5%)
50,000	Jacksonville Elec. Auth. Rev. Refundng Series 1997 Issue 2-14 (St. John’s River Proj.), 4.90%, 10/1/08	50,001
25,000	Orange Co. School Board C.O.P. Series 1997-A, 5.375%, 8/1/22	25,374
20,000	Pinellas Co. Swr. Rev. Series 1998 (FGIC Insured), 5.00%, 10/1/24	20,593
20,000	Tampa - Hillsborough Expressway Auth. Rev. Series 1997, 5.00%, 7/1/27	20,264
	Tampa Rev. Allegany Hlth. Sys.:
50,000	Series 1993 (St. Anthony Hosp. Proj.), 5.125%, 12/1/15	50,303
75,000	Series 1993 (St. Joseph’s Hosp. Proj.) (MBIA insured), 5.125%, 12/1/23	75,454

		241,989

General Obligation (0.7%)
25,000	State Board of Educ. Cap. Outlay G.O. Ref. Series 1989, 5.00%, 6/1/24	25,020

Hospital / Health Care (9.3%)
50,000	Collier Co. Indl. Dev. Auth. Hlth. Care Fac. Rev. Series 2004
	(Naples Cmnty. Hosp. Inc. Proj.), 4.65%, 10/1/34	50,775
	Escambia Co. Hlth. Facs. Auth. Rev. Series 1998 (Baptist Hosp. Proj.):
50,000	5.125%, 10/1/14	51,067
65,000	5.125%, 10/1/19	66,182
15,000	Henderson Hlth. Care Fac. Rev. Series 1998 (Catholic Healthcare West Proj.), 5.125%, 7/1/28	15,268
	Marion Co. Hosp. Dist. Rev. Refunding Series 1999 (Munroe Reg. Proj.):
25,000	5.25%, 10/1/10	26,000
50,000	5.50%, 10/1/14	52,094
80,000	South Lake Co. Hosp. Dist. Rev. Series 2003 (South Lake Hosp., Inc. Proj.), 5.50%, 10/1/13	84,698

		346,084

Industrial / Pollution Control (2.2%)
50,000	Hillsborough Co. Indl. Dev. Auth. Pollution Ctrl. Rev. Series 2002 (Tampa Electric Co. Proj.), 5.50%, 10/1/23	52,862
30,000	Jacksonville Pollution Ctrl. Rev. Ref. Series 1996 (Anheuser-Busch Proj.), 5.70%, 8/1/31	30,025

		82,887

Insured (44.2%)
50,000	Bay Med. Ctr. Hosp. Rev. Ref. Series 1996 (Bay Med. Ctr. Proj.) (Ambac insured), 5.55%, 10/1/15	51,058
60,000	Clearwater Hsg. Auth. Rev. Refunding Series 1997 (Hamptons at Clearwater Proj.) (ACA insured), 5.40%, 5/1/13	61,507
45,000	Cocoa Cap. Impt. Rev. Series 1998 (MBIA Insured), 5.00%, 10/1/22	46,120
150,000	Dade Co. Special Oblig. Rev. Refunding Series 1996-B (Ambac insured), 5.00%, 10/1/35	151,713
45,000	First FL Govt. Financing Comm. Unrefunded Rev. Series 1997 (MBIA insured), 5.70%, 7/1/17	45,666
45,000	FL Correctional Privatization C.O.P. Series 1995-B (Ambac insured), 5.00%, 8/1/17	45,190
50,000	FL HFC Hsg. Rev. Series 2000-D-1 (Augustine Club Apts. Proj.) (Ambac insured), 5.75%, 10/1/30	52,421
100,000	Halifax Hosp. Med. Ctr. Health Care Fac. Rev. Series 1998-A (Halifax Mgmt. Sys. Proj.) (ACA insured), 5.00%, 4/1/12	101,656
90,000	Hillsborough Co. Educ. Fac. Auth. Rev. Refunding Series 1998 (Univ. of Tampa Proj.) (Radian insured), 5.75%, 4/1/18	93,362
	Lakeland Hosp. Sys. Rev. Refunding (Lakeland Regl. Med. Ctr. Proj.) (MBIA insured):
80,000	Series 1996, 5.25%, 11/15/25	81,655

Quantity ($)	Name of Issuer	Market Value ($)(1)

50,000	Series 1997, 5.00%, 11/15/22	50,716
40,000	Miami - Dade Co. Impts. Public Svc. Tax Rev. Series 1999, 5.00%, 10/1/23	41,374
	Miami - Dade Co. Special Oblig. Rev. Series 1997-B (MBIA insured), zero coupon:
265,000	5.44% effective yield, 10/1/33	63,433
100,000	4.79% effective yield, 10/1/35	94,378
20,000	Ocala Cap. Impts. Rev. Series 1995 (Ambac insured), 5.375%, 10/1/22	20,150
60,000	Orlando & Orange Co. Expwy. Auth. Rev. Junior Lien Series 1998 (FGIC insured), 5.00%, 7/1/28	61,212
90,000	Palm Beach Co. Hlth. Facs. Auth. Rev. Series 1993 (Jupiter Med. Ctr. Proj.) (FSA insured), 5.25%, 8/1/18	90,098
45,000	Pinellas Co. Educ. Fac. Auth. Rev. Series 2006 (Eckerd College Proj.) (ACA insured), 4.50%, 10/1/14	45,905
55,000	Pinellas Co. Swr. Rev. Ref. Series 1998 (FGIC Insured), 5.00%, 10/1/24	56,370
	Port Everglades Auth. Rev. Refunding & Impt. Series 1989-A:
45,000	(FSA insured), 5.00%, 9/1/16	45,119
150,000	(MBIA-IBC insured), 5.00%, 9/1/16	150,305
25,000	South Fork Auth. Hosp. Rev. Series 1998-B (Conemaugh Valley Memorial Hosp. Proj.), 5.375%, 7/1/22	25,637
170,000	Village Ctr. Cmnty. Dev. Dist. Recreational Rev. Series 1998-A (MBIA insured), 5.00%, 11/1/21	174,592

		1,649,637

Multifamily Mortgage (15.6%)
100,000	Broward Co. Hsg. Fin. Auth. Multifamily Rev. Refunding Series 1996 (Tamarac Pointe Apts. Proj.) (GNMA collateralized), 6.15%, 7/1/16	102,052
100,000	Capital Trust Agy. Hsg. Rev. Series 2005-B (Atlantic Hsg. Foundation Proj.), 4.50%, 7/1/15	101,198
45,000	Capital Trust Agy. Multifamily Rev. Sr. Series 2003-A (Golf Villas, Rivermill, and Village Square Apts. Proj.), 4.75%, 6/1/13	43,882
45,000	Collier Co. HFA Multifamily Hsg. Rev. Series 2002-C (Goodlette Arms Proj.), 5.25%, 8/15/15	46,607
20,000	Dade Co. Hsg. Fin. Auth. Multifamily Rev. Refunding Series 1996-A (New Horizons Proj.) (FHA insured), 5.88%, 7/15/24	20,616
120,000	Orange Co. Hlth. Facs. Auth. Rev. Refunding Series 2005 (Orlando Lutheran Proj.), 4.625%, 7/1/09	118,943
150,000	Plantation Hlth. Facs. Auth. Rev. Refunding Series 1998 (Covenant Village Proj.), 5.125%, 12/1/22	151,460

		584,758

Other Revenue Bonds (17.6%)
100,000	Arbor Greene Cmnty. Dev. Dist. Special Assessment Rev. Ref. Series 2006, 5.00%, 5/1/19	105,670
80,000	Belmont Cmnty. Dev. Dist. Impt. Rev. Series 2006-B, 5.125%, 11/1/14	79,773
5,000	Double Branch Cmnty. Dev. Dist. Rev. Series 2003-C, 5.125%, 5/1/08	5,000
100,000	Fiddlers Creek Cmnty. Dev. Dist. No. 2 Rev. Series 2003-B, 5.75%, 5/1/13	103,148
100,000	Forest Creek Cmnty. Dev. Dist. Impt. Rev. Series 2005-B, 4.85%, 5/1/11	99,120
100,000	Heritage Isle At Viera Cmnty. Dev. Dist. Spl. Assessment Series 2006, 5.00%, 11/1/13	99,222
5,000	Mediterra North Cmnty. Dev. Dist. Impt. Rev. Series 2001-B, 6.00%, 5/1/08	5,021
10,000	Parklands Lee Cmnty. Dev. Dist. Rev. Series 2004-B, 5.125%, 5/1/11	10,004
100,000	Sterling Hill Cmnty. Dev. Dist. Cap. Impt. Rev. Series 2006-B, 5.10%, 5/1/11	100,215
50,000	West Villages Impt. Dist. Rev. Special Assessment Series 2006, 5.50%, 5/1/37	50,095

		657,268

Total municipal bonds (cost: $3,577,804)		3,587,643

Total investments in securities (cost: $3,577,804) (6)		$3,587,643

See accompanying notes to portfolios of investments on page 62.	61

Sit Mutual Funds March 31, 2007

Notes to Portfolios of Investments

(1)	Securities are valued by procedures described in note 1 to the financial statements.

(2)	Percentage figures indicate percentage of total net assets.

(3)	At March 31, 2007, 3.1% of net assets in the U.S. Government Securities Fund were invested in GNMA mobile home pass-through securities.

(4)

Securities the income from which is treated as a tax preference that is included in alternative minimum taxable income for purposes of computing federal alternative minimum tax (AMT). At March 31, 2007, 9.2% of net assets in the Minnesota Tax-Free Income Fund was invested in such securities.

(5)

Rule 144A Securities, Section 4(2) Commercial Paper, and Municipal Lease Securities (“Restricted Securities”) held by the Funds which have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

(6)	At March 31, 2007 the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

	Money Market Fund	U.S. Government Securities Fund	Tax-Free Income Fund

Cost for federal income tax purposes	$52,734,441	$201,029,014	$387,603,050

Unrealized appreciation (depreciation) on investments:
Gross unrealized appreciation	—	$1,260,634	$3,907,709
Gross unrealized depreciation	—	(2,413,619)	(12,813,680)

Net unrealized appreciation (depreciation)	—	($1,152,985)	($8,905,971)

	Minnesota Tax-Free Income Fund	Florida Tax-Free Income Fund

Cost for federal income tax purposes	$282,860,698	$3,577,804

Unrealized appreciation (depreciation) on investments:
Gross unrealized appreciation	$5,099,738	$18,704
Gross unrealized depreciation	(809,798)	(8,865)

Net unrealized appreciation (depreciation)	$4,289,940	$9,839

(7)

These securities have been identified by the investment adviser as illiquid securities. The aggregate value of these securities at March 31, 2007, is $6,100,117 and $423,800 in the Tax-Free Income and Minnesota Tax-Free Income Funds respectively, which represents 1.6% and 0.1% of the Fund’s net assets, respectively.

(8)	Presently non-income producing securities. Items identified are in default as to payment of interest.

(9)

At March 31, 2007, the total cost of investments purchased on a when-issued or forward-commitment basis was $3,405,068 and $560,980 for the Tax-Free Income Fund and Minnesota Tax-Free Income Fund, respectively

This page has been left blank intentionally.

Sit Mutual Funds March 31, 2007

Statements of Assets and Liabilities

	Money Market Fund	U.S. Government Securities Fund	Tax-Free Income Fund

ASSETS
Investments in securities, at identified cost	$52,734,441	$201,029,014	$387,603,050

Investments in securities, at market value - see accompanying schedules for detail	$52,734,441	$199,876,029	$378,697,079
Cash in bank on demand deposit	297	213,228	—
Accrued interest and dividends receivable	—	1,212,993	5,020,720
Receivable for investment securities sold	—	2,463,512	2,697,228
Receivable for principal paydowns	—	93,916	—
Other receivables	—	—	15,000
Receivable for Fund shares sold	15	86,486	318,663

Total assets	52,734,753	203,946,164	386,748,690

LIABILITIES
Disbursements in excess of cash balances	—	—	519,742
Payable for investment securities purchased - when issued (note 1)	—	—	3,405,068
Payable for investment securities purchased	—	4,000,624	3,622,250
Payable for Fund shares redeemed	—	648,827	128,982
Cash portion of dividends payable to shareholders	198,293	785,815	1,273,208
Other payables	—	1,082	12,506
Accrued investment management and advisory services fee	20,684	131,723	237,789

Total liabilities	218,977	5,568,071	9,199,545

Net assets applicable to outstanding capital stock	$52,515,776	$198,378,093	$377,549,145

Net assets consist of:
Capital (par value and paid-in surplus)	$52,515,776	$203,351,767	$415,194,187
Undistributed (distributions in excess of) net investment income	—	—	—
Accumulated net realized gain (loss) from security transactions	—	(3,820,689)	(28,739,071)
Unrealized appreciation (depreciation) on investments	—	(1,152,985)	(8,905,971)

	$52,515,776	$198,378,093	$377,549,145

Outstanding shares	52,519,251	18,792,328	38,827,764

Net asset value per share of outstanding capital stock	$1.00	$10.56	$9.72

	Minnesota Tax-Free Income Fund	Florida Tax-Free Income Fund

ASSETS
Investments in securities, at identified cost	$282,860,698	$3,577,804

Investments in securities, at market value - see accompanying schedules for detail	$287,150,638	$3,587,643
Cash in bank on demand deposit	16,306	96,136
Accrued interest and dividends receivable	4,492,151	64,122
Receivable for investment securities sold	—	—
Receivable for principal paydowns	—	—
Other receivables	1,486	—
Receivable for Fund shares sold	—	—

Total assets	291,660,581	3,747,901

LIABILITIES
Disbursements in excess of cash balances	—	—
Payable for investment securities purchased - when issued (note 1)	560,980	—
Payable for investment securities purchased	1,000,519	—
Payable for Fund shares redeemed	—	—
Cash portion of dividends payable to shareholders	986,988	11,280
Other payables	—	—
Accrued investment management and advisory services fee	190,568	2,460

Total liabilities	2,739,055	13,740

Net assets applicable to outstanding capital stock	$288,921,526	$3,734,161

Net assets consist of:	$294,297,168	$3,739,325
Capital (par value and paid-in surplus)	—	249
Undistributed (distributions in excess of) net investment income	(9,665,582)	(15,252)
Accumulated net realized gain (loss) from security transactions	4,289,940	9,839

Unrealized appreciation (depreciation) on investments	$288,921,526	$3,734,161

Outstanding shares	28,289,923	373,841

Net asset value per share of outstanding capital stock	$10.21	$9.99

See accompanying notes to financial statements on pages 70-74.     65

Sit Mutual Funds One Year Ended March 31, 2007

Statements of Operations

	Money Market Fund	U.S. Government Securities Fund	Tax-Free Income Fund

Investment income:
Income:
Interest	$3,368,767	$11,504,522	$17,280,487

Total income	3,368,767	11,504,522	17,280,487

Expenses (note 3):
Investment management and advisory services fee	487,686	1,799,020	2,935,165
Less fees and expenses absorbed by investment adviser	(164,255)	(99,726)	(117,581)

Total net expenses	323,431	1,699,294	2,817,584

Net investment income	3,045,336	9,805,228	14,462,903

Realized and unrealized gain (loss) on investments:
Net realized gain (loss)	—	(995,910)	755,205

Net change in unrealized appreciation (or depreciation) on investments	—	3,040,999	(838,265)

Net gain (loss) on investments	—	2,045,089	(83,060)

Net increase (decrease) in net assets resulting from operations	$3,045,336	$11,850,317	$14,379,843

	Minnesota Tax-Free Income Fund	Florida Tax-Free Income Fund

Investment income:
Income:
Interest	$13,647,373	$171,255

Total income	13,647,373	171,255

Expenses (note 3):
Investment management and advisory services fee	2,192,609	31,117
Less fees and expenses absorbed by investment adviser	—	—

Total net expenses	2,192,609	31,117

Net investment income	11,454,764	140,138

Realized and unrealized gain (loss) on investments:
Net realized gain (loss)	46,712	2,503

Net change in unrealized appreciation (or depreciation) on investments	2,372,026	10,868

Net gain (loss) on investments	2,418,738	13,371

Net increase (decrease) in net assets resulting from operations	$13,873,502	$153,509

See accompanying notes to financial statements on pages 70-74.     67

Sit Mutual Funds

Statements of Changes in Net Assets

	Money Market Fund		U.S. Government Securities Fund

	Year ended March 31, 2007	Year ended March 31, 2006	Year ended March 31, 2007	Year ended March 31, 2006

Operations:
Net investment income	$3,045,336	$2,041,527	$9,805,228	$10,362,410
Net realized gain (loss) on investments	—	—	(995,910)	750,613
Net change in unrealized appreciation (depreciation) of investments	—	—	3,040,999	(4,611,298)

Net increase (decrease) in net assets resulting from operations	3,045,336	2,041,527	11,850,317	6,501,725

Distributions to shareholders from:
Net investment income	(3,045,336)	(2,041,527)	(9,805,228)	(10,362,410)
Net realized gains on investments	—	—	—	—

Total distributions	(3,045,336)	(2,041,527)	(9,805,228)	(10,362,410)

Capital share transactions:
Proceeds from shares sold	228,663,487	296,220,951	54,637,396	71,154,845
Reinvested distributions	1,685,472	1,012,883	9,659,292	9,696,616
Payments for shares redeemed	(247,515,120)	(265,692,551)	(102,358,453)	(101,005,681)

Increase (decrease) in net assets from capital share transactions	(17,166,161)	31,541,283	(38,061,765)	(20,154,220)

Total increase (decrease) in net assets	(17,166,161)	31,541,283	(36,016,676)	(24,014,905)
Net assets
Beginning of period	69,681,937	38,140,654	234,394,769	258,409,674

End of period	$52,515,776	$69,681,937	$198,378,093	$234,394,769

Capital transactions in shares:
Sold	228,663,487	296,221,341	5,218,496	6,709,932
Reinvested distributions	1,685,472	1,012,883	922,551	913,343
Redeemed	(247,515,120)	(265,692,551)	(9,768,659)	(9,546,473)

Net increase (decrease)	(17,166,161)	31,541,673	(3,627,612)	(1,923,198)

	Tax-Free Income Fund		Minnesota Tax-Free Income Fund		Florida Tax-Free Income Fund

	Year ended March 31, 2007	Year ended March 31, 2006	Year ended March 31, 2007	Year ended March 31, 2006	Year ended March 31, 2007	Year ended March 31, 2006

Operations:
Net investment income	$14,462,903	$13,551,425	$11,454,764	$10,095,953	$140,138	$130,583
Net realized gain (loss) on investments	755,205	163,813	46,712	(1,717,166)	2,503	(848)
Net change in unrealized appreciation (depreciation) of investments	(838,265)	(1,877,414)	2,372,026	2,238,861	10,868	3,022

Net increase (decrease) in net assets resulting from operations	14,379,843	11,837,824	13,873,502	10,617,648	153,509	132,757

Distributions to shareholders from:
Net investment income	(14,462,903)	(13,551,425)	(11,454,764)	(10,095,953)	(140,138)	(130,583)
Net realized gains on investments	—	—	—	—	—	—

Total distributions	(14,462,903)	(13,551,425)	(11,454,764)	(10,095,953)	(140,138)	(130,583)

Capital share transactions:
Proceeds from shares sold	112,626,064	102,432,805	94,800,905	82,036,189	334,573	1,659,197
Reinvested distributions	12,778,006	11,757,251	9,353,492	8,392,121	132,262	123,600
Payments for shares redeemed	(114,719,972)	(99,396,238)	(80,963,635)	(60,672,379)	(507,857)	(1,195,917)

Increase (decrease) in net assets from capital share transactions	10,684,098	14,793,818	23,190,762	29,755,931	(41,022)	586,880

Total increase (decrease) in net assets	10,601,038	13,080,217	25,609,500	30,277,626	(27,651)	589,054
Net assets
Beginning of period	366,948,107	353,867,890	263,312,026	233,034,400	3,761,812	3,172,758

End of period	$377,549,145	$366,948,107	$288,921,526	$263,312,026	$3,734,161	$3,761,812

Capital transactions in shares:
Sold	11,588,831	10,475,538	9,310,566	8,076,581	33,692	166,249
Reinvested distributions	1,315,255	1,201,483	919,038	826,211	13,256	12,389
Redeemed	(11,813,651)	(10,161,560)	(7,954,513)	(5,976,372)	(50,828)	(120,146)

Net increase (decrease)	1,090,435	1,515,461	2,275,091	2,926,420	(3,880)	$58,492

See accompanying notes to financial statements on pages 70-74.     69

Sit Mutual Funds
Notes to Financial Statements

(1)	Summary of Significant Accounting Policies

The Sit Mutual Funds (the Funds) are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified (except Minnesota and Florida Tax-Free Income Funds which are non-diversified), open-end management investment companies, or series thereof. The Sit Minnesota Tax-Free Income Fund and the Sit Tax-Free Income Fund are series funds of Sit Mutual Funds II, Inc. The Sit Florida Tax-Free Income Fund is a series fund of Sit Mutual Funds Trust. Each fund has 10 billion authorized shares of capital stock. Shares in the U.S. Government Securities Fund have a par value of $0.01, and shares in other funds have a par value of $0.001. This report covers the bond funds of the Sit Mutual Funds. The investment objective for each Fund is as follows:

Fund	Investment Objective
Money Market	Maximum current income with the preservation of capital and maintenance of liquidity.
U.S. Government Securities	High level of current income and safety of principal.
Tax-Free Income	High level of current income that is exempt from federal income tax, consistent with the preservation of capital.
Minnesota Tax-Free Income	High level of current income that is exempt from federal regular income tax and Minnesota regular personal income tax, consistent with the preservation of capital.
Florida Tax-Free Income	High level of current income that is exempt from federal regular income tax by investing in securities that are exempt from the Florida intangibles tax.

Significant accounting policies followed by the Funds are summarized below:

Investments in Securities

Securities maturing more than 60 days from the valuation date, with the exception of those in Money Market Fund, are valued at the market price supplied by an independent pricing vendor based on current interest rates; those securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates market value. When market quotations are not readily available, or when the Adviser becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the daily net asset value, securities are valued at fair value as determined in good faith using procedures established by the Board of Directors. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, all securities in the Money Market Fund are valued at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1 per share.

Security transactions are accounted for on the date the securities are purchased or sold. Gains and losses are calculated on the identified-cost basis. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis. Dividends received from closed-end fund holdings are included in Interest Income and are generated from the underlying investments.

Delivery and payment for securities which have been purchased by the Funds on a forward commitment or when-issued basis can take place two weeks or more after the transaction date. During this period, such securities are subject to market fluctuations and may increase or decrease in value prior to delivery. As of March 31, 2007, the Tax-Free Income and Minnesota Tax-Free Income Funds entered into when-issued or forward commitments valued at $3,405,068 and $560,980, respectively.

The Minnesota Tax-Free Income Fund concentrates its investments in Minnesota, and therefore may have more credit risk related to the economic conditions in the state of Minnesota than a portfolio with broader geographical diversification.

The Florida Tax-Free Income Fund concentrates its investments in Florida, and therefore may have more credit risk related to the economic conditions in the state of Florida than a portfolio with broader geographical diversification.

Line of Credit

The Funds have a $25,000,000 committed line of credit through PNC Bank, N.A., whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary purposes. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus fifty basis points (0.50%). The Funds had no borrowings outstanding during the year ended March 31, 2007.

Recent Accounting Pronouncements

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund’s financial statements is being evaluated.

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), “Accounting for Uncertainty in Income Taxes.” FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, “Accounting for Income Taxes.” FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Tax positions of the Funds are being evaluated to determine the impact, if any, to the Funds. The adoption of FIN 48 is not anticipated to have a material impact on the Funds.

Sit Mutual Funds
Notes to Financial Statements (continued)

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. The tax character of distributions paid during the fiscal years ended March 31, 2007 were as follows:

Year Ended March 31, 2007:

	Ordinary Income	Long Term Capital Gain	Total

Money Market	$3,045,336	—	$3,045,336
U.S. Government Securities	$9,805,228	—	$9,805,228
Tax-Free Income (*)	$14,462,903	—	$14,462,903
MN Tax-Free Income (*)	$11,454,764	—	$11,454,764
FL Tax-Free Income (*)	$140,138	—	$140,138
(*) 100% of dividends were derived from interest on tax-exempt securities.

Year Ended March 31, 2006:

	Ordinary Income	Long Term Capital Gain	Total

Money Market	$2,041,527	—	$2,041,527
U.S. Government Securities	$10,362,410	—	$10,362,410
Tax-Free Income (*)	$13,551,425	—	$13,551,425
MN Tax-Free Income (*)	$10,095,953	—	$10,095,953
FL Tax-Free Income (*)	$130,583	—	$130,583
(*) 100% of dividends were derived from interest on tax-exempt securities.

As of March 31, 2007, the components of distributable earnings on a tax basis were as follows:
	Undistributed Ordinary Income	Accumulated Gain (Loss)	Unrealized Appreciation (Depreciation)

Money Market	$198,293	—	—
U.S. Government Securities	$785,815	($3,820,689)	($1,152,985)
Tax-Free Income	$1,273,208	($28,739,071)	($8,905,971)
MN Tax-Free Income	$986,988	($9,665,582)	$4,289,940
FL Tax-Free Income	$11,529	($15,252)	$9,839

On the statement of assets and liabilities for the U.S. Government Securities Fund, as a result of permanent book-to-tax differences, a reclassification adjustment of $419,268 was made to decrease additional paid-in capital and increase accumulated net realized gain (loss).

As of March 31, 2007, for federal income tax purposes, some Funds have capital loss carryovers which, if not offset by subsequent gains will begin to expire as follows:

	Loss Carryover	Expiration Year

U.S. Government Securities	$3,820,689	2008
Tax-Free Income	$28,739,071	2008
MN Tax-Free Income	$9,665,582	2008
FL Tax-Free Income	$15,252	2013

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock. Distributions from net investment income are declared daily and paid monthly for the Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.

(2)	Investment Security Transactions

The cost of purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the period ended March 31, 2007, were as follows:

	Purchases ($)	Proceeds ($)

U.S. Government Securities Fund	92,417,493	130,271,746
Tax-Free Income Fund	191,877,660	181,729,848
Minnesota Tax-Free Income Fund	101,356,304	77,568,639
Florida Tax-Free Income Fund	958,097	1,062,374

For the Money Market Fund during the period ended March 31, 2007 purchases of and proceeds from sales and maturities of investment securities aggregated $1,473,876,245 and $1,494,487,530, respectively.

(3)	Expenses

Investment Adviser

The Funds each have entered into an investment management agreement with Sit Investment Associates Inc. (SIA), under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. SIA also is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, and other transaction charges relating to

Sit Mutual Funds
Notes to Financial Statements (continued)

investing activities). The fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

Average Daily Net Assets

Tax-Free Income Fund	.80%
Minnesota Tax-Free Income Fund	.80%
Florida Tax-Free Income Fund	.80%

	First $50 Million	Over $50 Million

Money Market Fund	.80%	.60%
U.S. Government Securities Fund	1.00%	.80%

For the period October 1, 1993, through December 31, 2007, the Adviser has voluntarily agreed to limit the flat monthly fee (and, thereby, all Fund expenses, except extraordinary expenses, interest, brokerage commissions and other transaction charges not payable by the Adviser) paid by the Tax-Free Income Fund to an annual rate of .70% of the Fund’s average daily net assets in excess of $250 million and .60% of the Fund’s average daily net assets in excess of $500 million. After December 31, 2007, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

For the period October 1, 1993, through December 31, 2007, the Adviser has voluntarily agreed to limit the flat monthly fee (and, thereby, all Fund expenses, except extraordinary expenses, interest, brokerage commissions and other transaction charges not payable by the Adviser) paid by the U.S. Government Securities Fund and Money Market Fund to an annual rate of .80% and .50%, respectively of the Fund’s average daily net assets. After December 31, 2007, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

Transactions with affiliates
The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of March 31, 2007:

	Shares	% Shares Outstanding

Money Market Fund	22,167,074	42.2	(*)
U.S. Government Securities Fund	557,945	3.0
Tax-Free Income Fund	1,875,959	4.8
Minnesota Tax-Free Income Fund	1,672,204	5.9
Florida Tax-Free Income Fund	256,645	68.7
(*) 29.8% shares owned by other Sit Mutual Funds.

(4)	Financial Highlights

Per share data for a share of capital stock outstanding during the period and selected supplemental and ratio information for each period(s), are indicated on pages 75 through 79.

Sit Money Market Fund

Financial Highlights

	Years Ended March 31,

	2007		2006		2005		2004		2003

Net Asset Value:
Beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Operations:
Net investment income	0.05		0.03		0.01		0.01		0.01

Total from operations	0.05		0.03		0.01		0.01		0.01

Distributions to Shareholders:
From net investment income	(0.05)		(0.03)		(0.01)		(0.01)		(0.01)

Net Asset Value:
End of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return (1)	4.80%		3.28%		1.24%		0.60%		1.13%

Net assets at end of period (000’s omitted)	$52,516		$69,682		$38,141		$44,610		$73,843

Ratios:
Expenses to average daily net assets	0.50	% (2)	0.50	% (2)	0.50	% (2)	0.50	% (2)	0.50	% (2)
Net investment income to average daily net assets	4.70	% (2)	3.35	% (2)	1.22	% (2)	0.60	% (2)	1.14	% (2)

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)

Total Fund expenses are contractually limited to .80% of average daily net assets for the 8rst $50 million in Fund net assets and .60% of average daily net assets for Fund net assets exceeding $50 million. However, during the years ended March 31, 2007, 2006, 2005, 2004, and 2003, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .75%, .76%, .80%, .76%, and .74%, for each of these periods and the ratio of net investment income to average daily net assets would have been 4.45%, 3.09%, .92%, .34%, and .90%, respectively.

Sit U.S. Government Securities Fund
Financial Highlights

	Years Ended March 31,

	2007		2006		2005		2004		2003

Net Asset Value:
Beginning of period	$10.45		$10.62		$10.79		$10.83		$10.69

Operations:
Net investment income	.48		.43		.38		.27		.45
Net realized and unrealized gains (losses) on investments	.11		(.17)		(.17)		(.04)		.14

Total from operations	.59		.26		.21		.23		.59

Distributions to Shareholders:
From net investment income	(.48)		(.43)		(.38)		(.27)		(.45)
From net realized gains	—		—		—		—		—

Total Distributions	(.48)		(.43)		(.38)		(.27)		(.45)

Net Asset Value:
End of period	$10.56		$10.45		$10.62		$10.79		$10.83

Total investment return (1)	5.81%		2.45%		1.93%		2.19%		5.60%

Net assets at end of period (000’s omitted)	$198,378		$234,395		$258,410		$287,442		$408,840

Ratios:
Expenses to average daily net assets (3)	0.80	% (2)	0.80	% (2)	0.80	% (2)	0.80	% (2)	0.80	% (2)
Net investment income to average daily net assets	4.61	% (2)	4.03	% (2)	3.51	% (2)	2.48	% (2)	3.98	% (2)
Portfolio turnover rate (excluding short-term securities)	43.98%		60.37%		36.64%		61.99%		77.06%

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)

Total Fund expenses are contractually limited to 1.00% of average daily net assets for the first $50 million in Fund net assets and .80% of average daily net assets for Fund net assets exceeding $50 million. However, during years ended March 31, 2007, 2006, 2005, 2004, and 2003, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .85%, .84%, .84%, .83%, and .83% for each of these periods and the ratio of net investment income to average daily net assets would have been 4.56%, 3.99%, 3.47%, 2.45%, and 3.95%, respectively.

(3)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Sit Tax-Free Income Fund

Financial Highlights

	Years Ended March 31,

	2007		2006		2005		2004

Net Asset Value:
Beginning of period	$9.72		$9.77		$9.90		$9.94

Operations:
Net investment income	.38		.37		.38		.42
Net realized and unrealized gains (losses) on investments	.00		(.05)		(.13)		(.04)

Total from operations	.38		.32		.25		.38

Distributions to Shareholders:
From net investment income	(.38)		(.37)		(.38)		(.42)
From net realized gains	—		—		—		—

Total distributions	(.38)		(.37)		(.38)		(.42)

Net Asset Value:
End of period	$9.72		$9.72		$9.77		$9.90

Total investment return (1)	4.00%		3.35%		2.54%		3.89%

Net assets at end of period (000’s omitted)	$377,549		$366,948		$353,868		$352,281

Ratios:
Expenses to average daily net assets (3)	0.77	% (2)	0.77	% (2)	0.77	% (2)	0.76	% (2)
Net investment income to average daily net assets	3.93	% (2)	3.81	% (2)	3.84	% (2)	4.23	% (2)
Portfolio turnover rate (excluding short-term securities)	50.67%		32.93%		41.29%		32.33%

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)

Total Fund expenses are contractually limited to .80% of average daily net assets. However, during the years ended March 31, 2007, 2006, 2005, 2004, and 2003, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .80% for these periods, and the ratio of net investment income to average daily net assets would have been 3.90%, 3.78%, 3.81%, 4.19%, and 4.49%, respectively.

(3)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Sit Minnesota Tax-Free Income Fund
Financial Highlights

	Years Ended March 31,

	2007	2006	2005	2004	2003

Net Asset Value:
Beginning of period	$10.12	$10.09	$10.26	$10.22	$9.99

Operations:
Net investment income	.42	.41	.44	.46	.47
Net realized and unrealized gains (losses) on investments	.09	.03	(.17)	.04	.23

Total from operations	.51	.44	.27	.50	.70

Distributions to Shareholders:
From net investment income	(.42)	(.41)	(.44)	(.46)	(.47)

Net Asset Value:
End of period	$10.21	$10.12	$10.09	$10.26	$10.22

Total investment return (1)	5.17%	4.46%	2.69%	4.99%	7.14%

Net assets at end of period (000’s omitted)	$288,922	$263,312	$233,034	$217,773	$219,368

Ratios:
Expenses to average daily net assets (2)	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income to average daily net assets	4.17%	4.07%	4.33%	4.47%	4.62%
Portfolio turnover rate (excluding short-term securities)	28.42%	54.91%	29.33%	27.31%	19.51%

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Sit Florida Tax-Free Income Fund

Financial Highlights

				Three months Ended March 31, 2004
	Years Ended March 31,

	2007	2006	2005

Net Asset Value:
Beginning of period	$9.96	$9.94	$10.05	$10.00

Operations:
Net investment income	.36	.33	.29	.06
Net realized and unrealized gains (losses) on investments	.03	.02	(.11)	.05

Total from operations	.39	.35	.18	.11

Distributions to Shareholders:
From net investment income	(.36)	(.33)	(.29)	(.06)

Net Asset Value:
End of period	$9.99	$9.96	$9.94	$10.05

Total investment return (1)	3.97%	3.55%	1.84%	1.08%

Net assets at end of period (000’s omitted)	$3,734	$3,762	$3,173	$2,648

Ratios:
Expenses to average daily net assets	0.80%	0.80%	0.80%	0.80	% (2)
Net investment income to average daily net assets	3.59%	3.30%	2.93%	2.49	% (2)
Portfolio turnover rate (excluding short-term securities)	25.36%	58.46%	29.52%	3.45%

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)	Adjusted to an annual rate.

Notice to Shareholders:

Pursuant to a plan approved by the shareholders of the Sit Florida Tax-Free Income Fund (“Florida Fund”), the Florida Fund will be dissolved and liquidated on or before December 31, 2007.

This page has been left blank intentionally.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Sit Money Market Fund, Inc.
Sit U.S. Government Securities Fund, Inc.
Sit Mutual Funds II, Inc.
Sit Mutual Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Sit Money Market Fund, Inc., Sit U.S. Government Securities Fund, Inc., Sit Tax-Free Income Fund (a series of Sit Mutual Funds II, Inc.), Sit Minnesota Tax-Free Income Fund (a series of Sit Mutual Funds II, Inc.), and Sit Florida Tax-Free Income Fund (a series of Sit Mutual Funds Trust) (the “Funds”), as of March 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sit Money Market Fund, Sit U.S. Government Securities Fund, Sit Tax-Free Income Fund, Sit Minnesota Tax-Free Income Fund, and Sit Florida Tax-Free Income Fund as of March 31, 2007, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Minneapolis, MN
May 16, 2007

Sit Mutual Funds

Expense Example (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2006 to March 31, 2007.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
Money Market Fund	(10/1/06)	(3/31/07)	(10/1/06 - 3/31/07)

Actual	$1,000	$1,024.30	$2.51

Hypothetical (5% return before expenses)	$1,000	$1,022.50	$2.51

* Expenses are equal to the Fund’s annualized expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period.)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
U.S. Government Securities Fund	(10/1/06)	(3/31/07)	(10/1/06 - 3/31/07)

Actual	$1,000	$1,029.60	$4.03

Hypothetical (5% return before expenses)	$1,000	$1,021.00	$4.03

* Expenses are equal to the Fund’s annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period.)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
Tax-Free Income Fund	(10/1/06)	(3/31/07)	(10/1/06 - 3/31/07)

Actual	$1,000	$1,018.10	$3.85

Hypothetical (5% return before expenses)	$1,000	$1,021.15	$3.86

* Expenses are equal to the Fund’s annualized expense ratio of 0.76%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period.)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
Minnesota Tax-Free Income Fund	(10/1/06)	(3/31/07)	(10/1/06 - 3/31/07)

Actual	$1,000	$1,019.80	$4.01

Hypothetical (5% return before expenses)	$1,000	$1,021.00	$4.01

* Expenses are equal to the Fund’s annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period.)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
Florida Tax-Free Income Fund	(10/1/06)	(3/31/07)	(10/1/06 - 3/31/07)

Actual	$1,000	$1,016.40	$4.00

Hypothetical (5% return before expenses)	$1,000	$1,021.00	$4.01

* Expenses are equal to the Fund’s annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period.)

Sit Mutual Funds
Federal Tax Information (Unaudited)

     We are required by Federal tax regulations to provide shareholders with certain information regarding dividend distributions on an annual fiscal year basis. The figures are for informational purposes only and should not be used for reporting to federal or state revenue agencies. All necessary tax information will be mailed in January each year.

Fund and Payable Date	Ordinary Income (a)		Long-Term Capital Gain (b)

Money Market Fund

April 30, 2006	$0.00332		$—
May 31, 2006	0.00401		—
June 30, 2006	0.00378		—
July 31, 2006	0.00409		—
August 31, 2006	0.00412		—
September 30, 2006	0.00381		—
October 31, 2006	0.00424		—
November 30, 2006	0.00396		—
December 31, 2006	0.00382		—
January 31, 2007	0.00441		—
February 28, 2007	0.00365		—
March 31, 2007	0.00398		—

	$0.04721	(c)	$0.00000

Tax-Free Income Fund

April 30, 2006	$0.02868		$—
May 31, 2006	0.03299		—
June 30, 2006	0.03080		—
July 31, 2006	0.03176		—
August 31, 2006	0.03197		—
September 30, 2006	0.03065		—
October 31, 2006	0.03354		—
November 30, 2006	0.03140		—
December 31, 2006	0.03127		—
January 31, 2007	0.03575		—
February 28, 2007	0.02993		—
March 31, 2007	0.03296		—

	$0.38171	(d)	$0.00000

Fund and Payable Date	Ordinary Income (a)		Long-Term Capital Gain (b)

U.S. Government Securities Fund

April 30, 2006	$0.03184		$—
May 31, 2006	0.04317		—
June 30, 2006	0.03954		—
July 31, 2006	0.04048		—
August 31, 2006	0.04166		—
September 30, 2006	0.03866		—
October 31, 2006	0.04403		—
November 30, 2006	0.03966		—
December 31, 2006	0.03852		—
January 31, 2007	0.04232		—
February 28, 2007	0.04129		—
March 31, 2007	0.04159		—

	$0.48275	(c)	$0.00000

Minnesota Tax-Free Income Fund

April 30, 2006	0.03372		—
May 31, 2006	0.03816		—
June 30, 2006	0.03474		—
July 31, 2006	0.03570		—
August 31, 2006	0.03736		—
September 30, 2006	0.03340		—
October 31, 2006	0.03677		—
November 30, 2006	0.03502		—
December 31, 2006	0.03331		—
January 31, 2007	0.03847		—
February 28, 2007	0.03265		—
March 31, 2007	0.03495		—

	$0.42425	(d)	$0.00000

Fund and Payable Date	Ordinary Income (a)		Long-Term Capital Gain (b)

Florida Tax-Free Income Fund

April 30, 2006	$0.02664		$—
May 31, 2006	0.03065		—
June 30, 2006	0.02886		—
July 31, 2006	0.03010		—
August 31, 2006	0.03070		—
September 30, 2006	0.02889		—
October 31, 2006	0.03219		—
November 30, 2006	0.02984		—
December 31, 2006	0.02946		—
January 31, 2007	0.03296		—
February 28, 2007	0.02819		—
March 31, 2007	0.03017		—

	$0.35864	(d)	$0.00000

(a)	Includes distributions of short-term gains, if any, which are taxable as ordinary income.

(b)	Taxable as long-term gain.

(c)	Taxable as dividend income and does not qualify for deduction by corporations or reduced dividend income tax rate for individuals.

(d)

100% of dividends were derived from interest on tax-exempt securities. This portion of exempt-interest dividends is exempt from federal taxes and should not be included in shareholders’ gross income. Exempt-interest dividends may be subject to state and local taxes. Each shareholder should consult a tax adviser about reporting this income for state and local tax purposes.

Sit Mutual Funds

Information about Directors and Officers

The Sit Mutual Funds are a family of no-load mutual funds. The Bond Funds described in this Bond Funds Annual Report are the Sit Money Market Fund, Sit U.S. Government Securities Fund, Sit Tax-Free Income Fund, Sit Minnesota Tax-Free Income Fund, and Sit Florida Tax-Free Income Fund (the “Funds” or individually, a “Fund”). The stock funds within the Sit Mutual Fund family are described in a Stock Funds Statement of Additional Information (SAI). The Sit Money Market Fund, Sit U.S. Government Securities Fund, the corporate issuer of the Sit Florida Tax-Free Income Fund and the corporate issuer of the Sit Tax-Free Income Fund and the Sit Minnesota Tax-Free Income Fund have a Board of Directors and officers. Pursuant to Minnesota law, the Boards of Directors are responsible for the management of the Funds and the establishment of the Funds’ policies. The officers of the Funds manage the day-to-day operation of the Funds. Information pertaining to the directors and officers of the Funds is set forth below. The business address, unless otherwise noted below, is that of the Funds’ investment adviser – 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402. The Boards have a separate Audit Committee. The Bond Funds’ SAI has additional information about the Fund’s directors and is available without charge upon request by calling the Sit Funds at 800-332-5580.

Name, Address and Age	Position(s) Held With Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director(4)

INTERESTED DIRECTORS:

Eugene C. Sit (2) Age: 68	Director and Chairman	Director since inception.	Chairman, CEO and CIO of Sit Investment Associates, Inc. (the “Adviser”) and Sit/ Kim International Investment Associates, Inc. (“Sit/Kim”); Director of SIA Securities Corp. (the “Distributor”), and Chairman and CEO of Sit Investment Fixed Income Advisors, Inc. (“SF”).	14	Corning Incorporated; Smurfit – Stone Container Corporation

William E. Frenzel (2) Age: 78	Director	Director since 1991 or the Fund’s inception if later.	Guest Scholar at The Brookings Institution and member of several government policy committees, foundations and organizations; Advisory Director of the Adviser; Director of Sit/Kim and SF.	14	None

INDEPENDENT DIRECTORS:

Sidney L. Jones Age: 73	Director	Director since 1988 to 1989 and since 1993 or the Fund’s inception if later.	Lecturer, Washington Campus Consortium of 17 Universities; Senior Advisor to Lawrence and Co., Toronto, Canada (investment management).	14	None

Name, Address and Age	Position(s) Held With Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director(4)

John P. Fagan Age: 76	Director	Director since 2006 or the Fund’s inception, if later.	Honorary member on Board of St. Joseph’s College in Rensselaer, Indiana.	14	None

Donald W. Phillips Age: 58	Director	Director of the International Fund since 1993, and since 1990 or the Fund’s inception if later for all other Funds.	Chairman and CEO of WP Global Partners Inc., 7/05 to present; CEO and CIO of WestLB Asset Management (USA) LLC, 4/00 to 4/05.	14	None

Melvin C. Bahle Age: 88	Director	Director since 2005; Director Emeritus since 1995.	Director and/or officer of several foundations and charitable organizations.	14	None

OFFICERS:

Peter L. Mitchelson Age: 65	Vice Chairman	Re-Elected by the Boards annually; Officer since inception.	Director and Vice Chairman of the Adviser; Director and Executive Vice President of Sit/Kim; Director of the Distributor; and Vice Chairman of SF; Director of the Sit Funds through 4/30/02.	N/A	N/A

Michael C. Brilley Age: 61	Senior Vice President	Re-Elected by the Boards annually; Officer since 1985.	Senior Vice President and Senior Fixed Income Officer of the Adviser; Director, President and Chief Fixed- Income Officer of SF. Director of the Sit Funds (Bond Funds only) through 4/30/02.	N/A	N/A

Roger J. Sit (3) Age: 45	Executive Vice President	Re-Elected by the Boards annually; Officer since 1998.	Director and President of the Adviser; Director, President, COO, and Deputy CIO of Sit/Kim.	N/A	N/A

Debra A. Sit (3) Age: 46	Vice President– Investments	Re-Elected by the Boards annually; Officer since 1994.	Vice President – Bond Investments of the Adviser; Senior Vice President, Assistant Treasurer and Assistant Secretary of SF; Assistant Treasurer and Assistant Secretary of Sit/Kim.	N/A	N/A

Sit Mutual Funds

Information about Directors and Officers (Continued)

Name, Address, and Age	Position(s) Held With Fund	Term of Office(1) and length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director(4)

Bryce A. Doty Age: 40	Vice President – Investments.	Re-Elected by the Boards annually; Officer since 1996.	Vice President and Portfolio Manager of SF.	N/A	N/A

Paul J. Junquist Age: 45	Vice President – Investments	Re-Elected by the Boards annually; Officer since 1996.	Vice President and Portfolio Manager of SF.	N/A	N/A

Mark H. Book Age: 43	Vice President – Investments	Re-Elected by the Boards annually; Officer since 2002.	Vice President and Portfolio Manager of SF.	N/A	N/A

Paul E. Rasmussen Age: 46	Vice President and Treasurer	Re-Elected by the Boards annually; Officer since 1994.	Vice President, Secretary, Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary, and Chief Compliance Officer of Sit/Kim and SF; President & Treasurer of the Distributor.	N/A	N/A

Michael J. Radmer 50 S. 6th Street Minneapolis, MN 55402 Age: 61	Secretary	Re-Elected by the Boards annually; Officer since 1984.	Partner of the Funds’ general counsel, Dorsey & Whitney, LLP	N/A	N/A

Carla J. Rose Age: 40	Vice President, Assistant Secretary & Assistant Treasurer	Re-Elected by the Boards annually; Officer since 2000.	Vice President, Administration & Deputy Controller of the Adviser; Vice President, Administration and Controller of Sit/Kim; Controller and Treasurer of SF.	N/A	N/A

Kelly K. Boston Age: 38	Assistant Secretary & Assistant Treasurer	Re-Elected by the Boards annually; Officer since 2000.	Staff Attorney of the Adviser.	N/A	N/A

1) Directors serve until their death, resignation, removal or the next shareholder meeting at which election of directors is an agenda item and a successor is duly elected and qualified.

2) Directors who are deemed to be “interested persons” of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an “interested person” because he is an officer and shareholder of Sit Investment Associates, Inc., the Fund’s investment adviser. Mr. Frenzel is deemed to be an interested person because he is an director and shareholder of the Fund’s investment adviser.

3) Mr. Roger Sit is the son of Eugene C. Sit. Ms. Debra Sit is the daughter of Eugene C. Sit.

4) Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

Sit Mutual Funds

Additional Information

PROXY VOTING

Each Fund follows certain policies and procedures for voting proxies for securities held in each portfolio. A description of the Funds’ proxy voting polices and procedures is available without charge upon request by calling the Funds at 1-800-332-5580.

Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available 1) without charge upon request by calling the Funds at 1-800-332-5580; and 2) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds file their complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information on the Funds’ Forms N-Q is also available without charge upon request by calling the Funds at 1-800-332-5580.

RE-APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

At their joint meeting held on October 23, 2006 the Boards of Directors of the Sit Mutual Funds unanimously approved the continuation for another one year period of the investment management agreements entered into by and between Sit Investment Associates, Inc. (“SIA”) and Sit Mutual Funds II, Inc. dated November 1, 1992; Sit U.S. Government Securities Fund, Inc. dated November 1, 1992; Sit Money Market Fund, Inc. dated November 1, 1992; and Sit Mutual Funds Trust dated December 15, 2003 (the “Advisory Agreements”).

The Boards approved the Agreements after a lengthy discussion and consideration of various factors relating to both the Boards’ selection of SIA as the investment adviser and the Boards’ approval of the fees to be paid under the Agreements.

Investment Adviser Criteria. The Directors began their analysis by discussing their criteria for determining the quality of an investment adviser. The Directors’ noted that their analysis is similar to that used by institutional investors in evaluating and selecting investment advisers. The Directors discussed several factors used to determine the overall quality of an investment adviser, including the following:

Investment Philosophy and Process. The Directors considered SIA’s philosophy of managing assets. With respect to fixed income securities, SIA stresses the consistent attainment of superior risk-adjusted returns using a conservative investment management approach that identifies pricing anomalies in the market and management of portfolio duration.

With respect to fixed income securities, SIA seeks investment grade securities with a special emphasis on interest

Sit Mutual Funds

Additional Information (Continued)

income and significant stability of principal value. SIA’s style seeks to avoid excessive return volatility and generate consistent results over an economic cycle. The Directors noted that the Bond Funds’ objectives are to seek high current income. The Directors reviewed the Bond Funds’ characteristics, and noted that SIA has consistently managed the Bond Funds in this style. The Directors noted that since the Bond Funds emphasize income, they may at times not rank highly in total return comparisons with other funds during certain periods.

The Directors discussed SIA’s consistent and well-defined investment process. With respect to fixed income securities, the portfolio managers are responsible for implementing the strategy set forth in the Chief Fixed Income Officer’s duration targets and the Chief Investment Officer’s interest rate projections.

Investment Professionals. The Directors discussed the experience, knowledge and organizational stability of SIA and its investment professionals. The Directors noted that SIA’s senior founding professionals are actively involved in the investment process and have led the organization since its inception in 1981 which has provided not only organizational stability, but a consistent portfolio management style. The senior professionals of SIA are among the most experienced professionals in the industry.

The Directors discussed the depth of SIA’s investment staff. The Directors noted that SIA has over 30 investment professionals. Given the investment products offered by SIA and the assets under management, the Directors determined that SIA’s investment staff is well positioned to meet the current needs of its clients, including the Funds, and to accommodate growth in the number of clients and assets under management for the near future. The Directors concluded that the depth of the investment staff, and in particular senior management and investment analysts, is actually greater than the Funds currently require at their present asset size. The Directors noted that SIA has the resources of a $6.9 billion investment firm working for the benefit of the Fund shareholders.

Investment Performance. The Directors reviewed and discussed the Funds’ investment performance on an absolute and comparable basis for various periods as discussed below. The Directors noted that the investment performance of the Funds has generally been competitive with indices and other funds with similar investment styles as the Funds, such as fixed income funds seeking to maximize income.

Corporate Culture. The Directors discussed SIA’s corporate values to operate under the highest ethical and professional standards. SIA’s culture is set and practiced by senior management who insist that all professionals exhibit honesty and integrity. The Board noted that the firm’s values are evident in all of the services provided to the Funds.

Review of Specific Factors. The Directors continued their analysis by reviewing specific information on SIA and the Funds and specific terms of the Agreements, including the following.

Investment Performance. The Directors reviewed investment performance of each Fund for 1 month, 3 months, 6 months, year-to-date, 1 year, 5 years (as applicable), 10 years (as applicable) and since inception, both on an absolute basis and on a comparative basis to indices and mutual funds within the same investment categories. As noted above, the Directors concluded that the investment performance of the Funds has been competitive in relation to their stated objectives and strategies on a comparable basis with funds with similar objectives and strategies.

Fees and Expenses. The Directors noted that the Funds pay SIA a monthly fee and SIA is responsible for all of the Funds’ expenses except interest, brokerage commissions and transaction charges and certain extraordinary expenses. The Directors reviewed fees paid in prior years and the fees to be paid under the Agreements, both before and after the voluntary waiver of fees by SIA with respect to the Tax-Free Income Fund, U.S. Government Fund and Money Market Fund. The Directors reviewed the average and median expense ratios of mutual funds within the same investment category for each Fund. The Directors noted that each Fund’s total expense ratio compares favorably to the total expense ratios of other no-load funds within the Fund’s Morningstar category, and are lower than the average total expense ratio for the full Morningstar category. The Directors concluded that the fees paid by the Funds are reasonable and appropriate.

The Directors reviewed the extent to which the fees to be paid under the Agreements by each Fund may be affected by an increase in the Fund’s assets, which included reviewing each Fund’s current and historical assets and the likelihood and magnitude of future increases in the Fund’s assets. It was noted that three of the fixed-income funds have tiered investment fee schedules after SIA’s voluntary fee waiver. The Directors agreed that it is appropriate that the Funds benefit from improved economies of scale as the Funds’ assets increase. However, the Directors concluded that given the limited size of the Funds, negotiating a graduated fee structure for each Fund is unnecessary since it is unlikely that the size of the Funds will increase enough to justify a graduated fee schedule within the near future.

The Directors reviewed the expenses paid by SIA relating to the operations of the Funds, and SIA’s income with respect to the management of the Funds for the past two calendar years. The Directors concluded that the expenses paid were appropriate.

The Directors reviewed SIA’s investment advisory fee schedule for investment management services provided to other clients. The Directors compared the services provided to the Funds and other clients of SIA, and recognized that the Funds’ expenses are borne by SIA. The Directors concluded that the fees paid by the Funds in relation to the fees paid by other SIA clients were appropriate and reasonable. The Directors also concluded that SIA’s profit margin with respect to the management of the Funds was appropriate.

The Directors discussed the extent to which SIA receives benefits from the relationship with the Funds such as soft dollar arrangements by which brokers provide research services to SIA as a result of brokerage generated by the Funds. The Board concluded that any benefits SIA receives from its relationship with the Funds are well within industry norms and are reflected in the amount of the fees paid by the Funds to SIA and are appropriate and reasonable.

Non-Advisory Services. The Directors considered the quality of non-advisory services which SIA provides to the Funds (and their shareholders) and the quality and depth of SIA’s non-investment personnel who provide such services. Directors concluded that the level of such services and the quality and depth of such personnel are consistent with industry standards.

Finally, the Directors considered the compliance staff and the regulatory history of SIA and the Funds, and concluded that both are consistent with industry standards.

A Look at Sit Mutual Funds

          Sit Mutual Funds are managed by Sit Investment Associates, Inc. Sit Investment Associates was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment Associates currently manages approximately $6.9 billion for some of America’s largest corporations, foundations and endowments.

          Sit Mutual Funds are comprised of fourteen no-load Funds. The Stock Funds, excluding the Balanced Fund, charge a 2% redemption fee on shares held less than 30 days.

Sit Mutual Funds offer:

•	Free telephone exchange
•	Dollar-cost averaging through an automatic investment plan
•	Electronic transfer for purchases and redemptions
•	Free checkwriting privileges on Bond Funds
•	Retirement accounts including IRAs and 401(k) plans

A N N U A L  R E P O R T  B O N D  F U N D S
One Year Ended March 31, 2007

INVESTMENT ADVISER
Sit Investment Associates, Inc.
3300 IDS Center
80 South Eight Street
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580

DISTRIBUTOR
SIA Securities Corp.
3300 IDS Center
80 South Eighth Street
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580

CUSTODIAN
PFPC Trust Company
P.O. Box 9763
Providence, RI 02940

TRANSFER AGENT AND
DISBURSING AGENT
PFPC, Inc.
P.O. Box 9763
Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP
90 South Seventh Street
Suite 4200
Minneapolis, MN 55402

LEGAL COUNSEL
Dorsey & Whitney LLP
50 South Sixth Street, Suite 1500
Minneapolis, MN 55402

www.sitfunds.com

Sit Mutual Funds

High Income Municipal Bond Fund
Annual Report

March 31, 2007

Sit Mutual Funds
HIGH INCOME MUNICIPAL BOND FUND ANNUAL REPORT
TABLE OF CONTENTS

This document must be preceded or accompanied by a Prospectus.

Sit Mutual Funds Sit High Income Municipal Bond Fund

Chairman’s Letter – Period Ended March 31, 2007

Dear fellow shareholders:

          The Federal Reserve increased short-term interest rates twice more during the second calendar quarter of 2006, bringing the federal funds rate to 5.25%. Treasury yields rose approximately 30 basis points to above 5.0% across the maturity spectrum, reflecting continued concerns over inflation and creating an almost flat yield curve. The Fed’s rate increase on June 29, 2006 was its 17th and latest move in the 425 basis points of tightening that began two years earlier. Weaker economic data in the third quarter of 2006 led intermediate and longer term yields to decline as investors believed that the current cycle of Fed tightening might be done. Treasury yields have been relatively stable since then, with the front end of the curve inverted as short term yields remain higher than longer term yields. The 3-month Treasury bill yield ended the 12-month period 0.40% higher at around 5.0% while the 5-year and 30-year Treasury yields declined -0.27% and -0.04% to 4.54% and 4.85%, respectively. The Fed has maintained a bias against inflationary risks since its May 2006 meeting.

          The final estimate of U.S. fourth quarter 2006 real GDP growth was +2.5%, and total real GDP growth measured on a year-over-year basis in the fourth quarter remained a healthy +3.1%. We expect real GDP growth rate to moderate to a +2.7% average rate for 2007. Real personal consumption expenditures (PCE), which represent two-thirds of GDP, are on pace to exceed +3.0% for the first calendar quarter of 2007 and could approach +4.0%. While this rate of spending growth represents a slowdown from the +4.2% rate posted in the fourth quarter, it is still quite solid and counters the recession prospects that an inverted yield curve environment might suggest. The strong employment data released on April 5th, which saw the unemployment rate dip slightly to 4.4%, was also supportive of sustained consumer spending. The domestic economy could also see strength from other sectors. The inventory sector, which is notoriously volatile and remained a major drag in the fourth quarter, could eventually rebound to provide a solid underpinning to growth. In addition, real business spending remains a positive factor and, despite some softening, grew at approximately twice the rate of the total economy on a year-over-year basis in the fourth quarter.

          The headline Consumer Price Index for All Urban Consumers (CPI) increased +0.4% in February, and core CPI, which excludes the volatile food and energy sectors, rose +0.2%. These monthly increases resulted in year-over-year figures of +2.4% and +2.7% for the headline and core CPIs, respectively. Over the next few months, the year-over-year CPI data are likely to decrease from February levels as a result of easy comparisons from the same period a year ago. However, in the second half of the year, the opposite effect will occur as even just moderate increases in the monthly inflation figures will boost the year-over-year measurements. Despite the intermediate volatility, we expect the average CPI figure for the year to fall in a range between +2.0% and +2.5%.

          Although the dollar has been weak recently, it has stayed within its trading range of the past two years. We expect the dollar to remain in this range as pressure from the budget and trade deficits is, at least partially, offset by the relative attractiveness of U.S. equity and fixed-income markets.

          The domestic fiscal environment has shown steady improvement and we continue to expect the deficit to be less than $200 billion for the current fiscal year. For the first five months of fiscal 2007 through February, the U.S. budget deficit stands at $162.2 billion, which is almost a $56 billion improvement over the $217.7 billion deficit for the comparable period last year. Receipt growth for the first half of fiscal year 2007 is estimated to have increased +8% versus the comparable period in fiscal 2006 due to higher tax payments, while outlays are estimated to have grown just +2%. Factoring in similarly positive Congressional Budget Office (CBO) estimates for March, estimates from CBO and the Office of Management and Budget (OMB) for the fiscal year 2007 budget deficit remain unchanged at $177 billion and $244 billion, respectively.

Strategy Summary

          We continue to expect that the U.S. economy will successfully transition to a more moderate growth environment, with real GDP growth averaging approximately +2.7% in 2007, as indications are that the key consumer spending sector remains intact. Elevated energy prices and a slowdown in the housing market are providing dual headwinds. Factors in the housing market, generally, and the subprime market, specifically, will continue to create pressures on consumer spending. However, we believe the bottoming phase in the housing market correction is underway and that the spill-over effects from the difficulties in the subprime lending market will be manageable. While the price of crude oil rose in March, it remains well below the highs of last spring and summer and is close to flat with this period last year. Looking forward, inflation could provide a surprise on the upside later in the year as the easy comparisons from prior periods roll off. Nonetheless, we expect the CPI figure to average between +2.0% and +2.5% for the year.

          The yield curve steepened in March, reflecting increased investor anticipation of a cut in the federal funds rate later this year in response to weaker economic data. The slowing housing market and problems within the subprime mortgage market have added to the list of justifications for the Fed to reduce its hawkish stance on interest rates. The Fed dropped its tightening bias at its meeting on March 21st, 2007 while maintaining an inflationary risk assessment. We expect further steepening in the yield curve later in the year as shorter and intermediate term rates decline while longer term yields should be relatively stable. However,

2

longer term yields could shift slightly higher if an inflation surprise materializes and the Fed decides to maintain short term rates around current levels. Taxable bond portfolio durations are being maintained modestly longer than related benchmarks, with an emphasis on attractively yielding securities that will outperform in a steepening yield curve environment.

          Municipal issuance volume remains high. New issuance volume in calendar 2007 is estimated to be around $375 billion, compared to $383 billion in 2006 and the record $408 billion in 2005. Approximately $80 billion of issuance is expected to come from voter-approved funding measures passed in November, of which $43 billion will come from California alone. Relative yield comparisons of short to intermediate duration municipals to similar duration Treasuries have cheapened as supply has kept shorter and intermediate municipal yields from declining. For example, the ratio of 10-year maturity municipal-to-Treasury yields increased from approximately 80% to 85% in March, returning to the higher end of its historical range in recent years. Longer term municipal bonds are fairly valued when compared to taxable bonds on a relative yield basis. We expect improving underwriting profitability for insurers to help demand for municipals remain robust, despite yields remaining near historic lows. Durations on our municipal portfolios are being extended closer to their benchmark levels in anticipation of the steepening yield curve environment we expect later in 2007. We remain focused on securities that offer attractive after-tax income, but are cautious as incremental yields provided by higher yielding sectors are historically narrow.

          Fixed-income investments are an important component of a well-diversified, long term portfolio. We believe the Sit Bond Funds, with their dual objectives of high income and stability of principal, offer attractive risk/reward profiles to complement equity holdings. We appreciate your continued interest in Sit Mutual Funds and look forward to assisting you in achieving your long-term investment goals.

With best wishes,

Eugene C. Sit, CFA
Chairman and Chief Investment Officer

3

Sit High Income Municipal Bond Fund
Three Months Ended March 31, 2007

Portfolio Managers Michael C. Brilley • Debra A. Sit, CFA • Paul J. Jungquist, CFA • Andrew T. Clark, CFA

          The Fund made its inception December 31, 2006. The Fund provided investors with a +0.90% total return for the quarter ended March 31, 2007 compared to a +0.80% return for the Lehman Municipal Bond Index. As of March 31, 2007, the Fund’s 30-day SEC yield was 3.56%.

          Municipal bond yields increased slightly during the quarter, primarily as a result of continued heavy supply. Municipal issuance totaled slightly more than $100 billion in the quarter, an increase of 49% over the first quarter of 2006. Issuance is expected to remain heavy throughout 2007. While it appears that the Fed is close to or done for this tightening cycle, the interest rate environment could remain challenging for the remainder of the year, as the timing and direction of the Fed’s next move is still unclear. The Fund’s net asset value was remarkably stable during the quarter, rising from $10.00 at December 31, 2006 to $10.01 at March 31, 2007. The Fund experienced an increase in net assets over the quarter to $9.5 million.

          The Fund’s most significant investments during the quarter were in the multi-family housing (primarily senior living) sector, the healthcare (primarily hospitals) sector, the education (primarily charter schools) sector, and the other revenue (primarily land-secured) sector. The Fund will maintain significant weightings in these sectors going forward, but the weightings should decrease somewhat as the Fund grows and becomes more diversified. Forty-one credits (half of which were rated) in twenty-one states were held in the Fund as of March 31. The Fund’s overall weighted credit quality is BBB.

          We have lengthened the Fund’s average life duration close to 4.0 years since its inception. When it becomes clear the Fed is ready to begin easing, perhaps later this year, we anticipate that we will lengthen duration to lock in higher yields for the Fund. Demand should remain strong for lower-rated and non-rated bonds as investors reach for yield in this historically low interest rate environment, which should benefit the Fund’s performance. The Fund will likely see a significant increase in emphasis on non-rated credits in the coming year as it grows and diversifies.

INVESTMENT OBJECTIVE AND STRATEGY

          The Fund seeks high current income that is exempt from federal regular income tax. The Fund seeks to achieve its objective by investing primarily in municipal securities that generate interest income that is exempt from regular federal income tax. During normal market conditions, the Fund invests 100% (and, as a fundamental policy, no less than 80%) of its net assets in such tax-exempt municipal securities.

PORTFOLIO SUMMARY

Net Asset Value 3/31/07:	$10.01 Per Share
12/31/06:	$10.00 Per Share
Total Net Assets:	$9.5 Million
30-day SEC Yield:	3.56%
Tax Equivalent Yield:	5.48%(1)
12-Month Distribution Rate:	n/a
Average Maturity:	12.2 Years
Duration to Estimated Avg. Life:	3.9 Years(2)
Implied Duration:	4.0 Years(2)

(1)	For individuals in the 35.0% federal tax bracket.
(2)	See next page.

PORTFOLIO STRUCTURE (% OF TOTAL NET ASSETS)

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AVERAGE ANNUAL TOTAL RETURNS*

	Sit High Income Muni Bond Fund	Lehman Muni Bond Index	Lehman Muni High Yield Index
3 Month**	0.90%	0.80%	1.57%
6 Month**	n/a	n/a	n/a
1 Year	n/a	n/a	n/a
3 Years	n/a	n/a	n/a
5 Years	n/a	n/a	n/a
Inception**	0.90	0.80	1.57
(12/31/06)

CUMULATIVE TOTAL RETURNS*

	Sit High Income Muni Bond Fund	Lehman Muni Bond Index	Lehman Muni High Yield Index
1 Year	n/a	n/a	n/a
3 Year	n/a	n/a	n/a
5 Year	n/a	n/a	n/a
Inception	0.90%	0.80%	1.57%
(12/31/06)

*As of 3/31/07	**Not annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Past performance is not a guarantee of future results. Management fees and administrative expenses are included in the Fund’s performance; however, fees and expenses are not incorporated in the Lehman Muni Bond Index.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser’s assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio’s implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.

GROWTH OF $10,000

The sum of $10,000 invested at inception (12/31/06) and held until 3/31/07 would have grown to $10,090 in the Fund or $10,080 in the Lehman Municipal Bond Index assuming reinvestment of all dividends and capital gains.

QUALITY RATINGS (% OF TOTAL NET ASSETS)

Adviser’s
Assessment of
Non-Rated Securities

AAA	0.0%
AA	0.0
A	0.0
BBB	0.0
BB	9.3
<BB	27.7

Total	37.0%

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

5

Sit High Income Municipal Bond Fund
March 31, 2007

Portfolio of Investments

Quantity ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Market Value ($)(1)

Municipal Bonds (73.2%) (2)

Alaska (2.6%)
250,000	AK Indl. Dev. & Expt. Rev. (Boys & Girls Home)	5.50	12/1/12	249,497

Arizona (2.7%)
250,000	Pima Co. Indl. Rev. Ref. (Tucson Country Day Sch.)	5.00	6/1/22	253,970

California (2.6%)
250,000	Golden State Tob. Sec. Corp. Asset-Backed Sr. Rev.	5.00	6/1/33	246,927

Colorado (2.7%)
250,000	La Junta Hosp. Rev. (Ark Valley Regl. Med. Ctr.)	6.10	4/1/24	259,593

Florida (16.6%)
250,000	Alachua Co. Health Facs. Rev. (Shands Healthcare)(4)	4.41	12/1/37	250,062
100,000	Connerton West Cap. Impt. Spl. Assmnt. Rev.	5.13	5/1/16	100,003
250,000	Gramercy Farms Cmnty. Dev. Dist. Spl. Assmnt.	5.10	5/1/14	249,267
100,000	Lake Ashton II Cmnty. Dev. Dist. Cap. Impt. Rev.	5.00	11/1/11	99,963
	Lee Co. Indl. Rev. Ref.:
250,000	(Shell Pt./Alliance Cmnty.) (5)	5.00	11/15/29	255,570
200,000	(Lee Charter Foundation) (5)	5.25	6/15/27	201,398
140,000	St. Johns Co. Indl. Dev. Auth. Rev. Ref. (Bayview)	5.00	10/1/17	140,682
250,000	Sarasota Natl. Cmnty. Spl. Assessment	5.30	5/1/39	248,955
25,000	Waters Edge Cmnty. Dev. Dist. Cap. Impt.	5.00	11/1/12	24,867

				1,570,767

Georgia (1.1%)
100,000	Medical Ctr. Hosp. Auth. Rev. Ref. (Spring Harbor) (5)	5.25	7/1/27	102,139

Illinois (3.2%)
250,000	Annawan Tax Alloc. (Patriot Renewable Fuels LLC)	5.63	1/1/18	248,800
55,000	IL Hlth. Facs. Auth. Rev. (Condell Med. Ctr.)	5.50	5/15/32	57,107

				305,907

Indiana (1.0%)
100,000	North Manchester Storm Water Rev.	5.90	2/1/16	100,159

Maryland (3.2%)
250,000	Howard Co. Retirement Cmnty. Ref. (Vantage House) (5)	5.25	4/1/27	256,853
50,000	MD State Hlth. & Hgr. Educ. Facs. (King Farm Presb.)	5.00	1/1/17	50,246

				307,099

Massachusetts (1.1%)
100,000	MA State Hlth. & Educ. (Valley Regl. Hlth. Sys.)	5.75	7/1/18	100,146

Michigan (8.0%)
250,000	Grand Traverse Academy Pub. Sch. Acad. Rev. Ref.	5.00	11/1/22	258,720
300,000	Kentwood Econ. Ltd. Oblig. Rev. (Holland Home)	5.38	11/15/36	312,918
190,000	MI Educ. Facs. Oblig. Rev. Ref. (Black River School)	4.95	9/1/08	189,628

				761,266

Minnesota (1.1%)
100,000	Cloquet Hsg. Fac. Rev. Ref. (HADC Cloquet LLC)	5.50	8/1/25	101,142

Nevada (2.7%)
250,000	Clark Co. Poll. Ctr. Rev. Ref. (Nev. Pwr. Co.)	5.30	10/1/11	251,445

New Mexico (2.6%)
250,000	NM State Hosp. Equip. Rev. Ref. (Rehoboth)	5.00	8/15/17	247,793

North Dakota (1.1%)
105,000	City of Washburn (Bismarck State College Fdtn.) (5)	5.01	4/1/32	106,946

New York (1.3%)
125,000	Tobacco Settlement Fin. Corp. Rev.	5.00	6/1/11	125,124

6

Quantity ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Market Value ($)(1)

Oregon (1.1%)
100,000	Oregon State Hlth. Hsg. Educ. & Cultural Facs. Rev.	8.00	11/15/26	101,290

Pennsylvania (4.4%)
250,000	Lehigh Co. Gen. Purpose Rev. (St. Luke’s Hosp)	4.61	8/15/42	249,875
60,000	Montgomery Co. Indl. Dev. Auth. (Whitemarsh)	6.00	2/1/21	63,170
105,000	Philadelphia Hosp. & Hgr. Educ. Rev. (Temple Univ.)	6.63	11/15/23	105,462

				418,507

Texas (7.9%)
200,000	Abilene Hlth. Facs. Rev. (Sears Methodist)	5.15	11/15/28	200,112
180,000	El Paso Hlth. Facs. Rev. (Bienvivir Sr. Hlth.)	7.00	8/15/12	192,807
100,000	Richardson Rev. Ref. & Impt. (Baylor/Richardson)	5.63	12/1/28	102,695
250,000	Travis Co. Hlth. Dev. Corp. (Querencia Barton Creek)	5.10	11/15/15	253,240

				748,854

Utah (2.1%)
200,000	Provo Charter Sch. Rev. (Freedom Academy Fdtn.) (5)	5.50	6/15/37	200,000

Washington (2.7%)
150,000	WA St. Hsg. Fin. Commn. Rev. (Skyline At First Hill)	5.25	1/1/17	151,700
100,000	WA St. Hsg. Fin. Commn. Rev. (Skyline At First Hill)	5.25	1/1/13	100,145

				251,845

Wisconsin (1.4%)
130,000	Milwaukee Redev. Auth. (Science Ed. Consortium)	5.13	8/1/15	131,100

Total municipal bonds (cost: $6,942,456)				6,941,516

Short-Term Securities (33.1%) (2)
3,133,988	Dreyfus Tax-Exempt Cash Management Fund, 3.84%			3,133,988

(cost: $3,133,988)

Total investments in securities (cost: $10,076,444) (3)				$10,075,504

See accompanying notes to portfolios of investments on page 8.

7

Sit High Income Municipal Bond Fund
March 31, 2007

Notes to Portfolio of Investments

(1)	Securities are valued by procedures described in note 1 to the financial statements.

(2)	Percentage figures indicate percentage of total net assets.

(3)	At March 31, 2007 the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

Cost for federal income tax purposes	$10,076,444

Unrealized appreciation (depreciation) on investments:
Gross unrealized appreciation	$16,600
Gross unrealized depreciation	(17,540)

Net unrealized appreciation (depreciation)	($940)

(4)	Interest rate varies based on a predetermined schedule or to reflect current market conditions; rate shown is effective rate on March 31, 2007.

(5)	At March 31, 2007, the total cost of investments purchased on a when-issued or forward-commitment basis was $1,124,345.

8

Sit High Income Municipal Bond Fund
March 31, 2007

Statement of Assets and Liabilities

ASSETS
Investments in securities, at identified cost	$10,076,444

Investments in securities, at market value - see accompanying schedules for detail	$10,075,504
Cash in bank on demand deposit	—
Accrued interest and dividends receivable	65,021
Receivable for investment securities sold	—
Other receivables	—
Receivable for Fund shares sold	740,000

Total assets	10,880,525

LIABILITIES
Disbursements in excess of cash balances	249,999
Payable for investment securities purchased - when issued (note 1)	1,124,345
Payable for investment securities purchased	—
Payable for Fund shares redeemed	—
Cash portion of dividends payable to shareholders	21,147
Other payables	—
Accrued investment management and advisory fees	5,424

Total liabilities	1,400,915

Net assets applicable to outstanding capital stock	$9,479,610

Net assets consist of:
Capital (par value and paid-in surplus)	$9,480,550
Undistributed (distributions in excess of) net investment income	—
Accumulated net realized gain (loss) from security transactions	—
Unrealized appreciation (depreciation) on investments	(940)

$9,479,610

Outstanding shares	946,778

Net asset value per share of outstanding capital stock	$10.01

See accompanying notes to financial statements on pages 12.

9

Sit High Income Municipal Bond Fund
Three Months Ended March 31, 2007

Statement of Operations

Investment income:
Income:
Interest	$42,214

Total income	42,214

Expenses (note 3):
Investment management and advisory services fee	6,255
Regulatory expenses	24,176
Fund administration services	18,434
Custodian fees	296

Total expenses	49,161

Less fees absorbed by the adviser	(40,294)

Total net expenses	8,867

Net investment income	33,347

Realized and unrealized gain (loss) on investments:

Net realized gain (loss)	—
Net change in unrealized appreciation (or depreciation) on investments	(940)

Net gain (loss) on investments	(940)

Net increase (decrease) in net assets resulting from operations	$32,407

See accompanying notes to financial statements on pages 12.

10

Sit High Income Municipal Bond Fund

Statement of Changes in Net Assets

Three Months
Ended
March 31,
2007

Operations:
Net investment income	$33,347
Net realized gain (loss) on investments	—
Net change in unrealized appreciation (depreciation) of investments	(940)

Net increase (decrease) in net assets resulting from operations	32,407

Distributions to shareholders from:
Net investment income	(33,347)
Net realized gains on investments	—

Total distributions	(33,347)

Capital share transactions:
Proceeds from shares sold	9,577,067
Reinvested distributions	3,491
Payments for shares redeemed	(100,008)

Increase (decrease) in net assets from capital transactions	9,480,550

Total increase (decrease) in net assets	9,479,610

Net assets
Beginning of period	—

End of period	$9,479,610

Capital transactions in shares:
Sold	956,431
Reinvested distributions	348
Redeemed	(10,001)

Net increase (decrease)	946,778

See accompanying notes to financial statements on pages 12.

11

Sit High Income Municipal Bond Fund

Notes to Financial Statements

(1)	Summary of Significant Accounting Policies

The Sit High Income Municipal Bond Fund (the Fund) is a no-load fund, and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company, or series thereof. The Fund is a series fund of Sit Mutual Funds II, Inc. The Fund has 10 billion authorized shares of capital stock that have a par value of $0.001. The Fund offers its shares in two classes: Class I and Class U. For the period ended March 31, 2007, only Class I shares were active. Accordingly, all information in this document pertains to the Class I shares. The Fund’s objective is to seek high current income that is exempt from regular income tax.

Significant accounting policies followed by the Fund are summarized below:

Investments in Securities

Securities maturing more than 60 days from the valuation date, are valued at the market price supplied by an independent pricing vendor based on current interest rates; those securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates market value. When market quotations are not readily available, or when the Adviser becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the daily net asset value, securities are valued at fair value as determined in good faith using procedures established by the Board of Directors.

Security transactions are accounted for on the date the securities are purchased or sold. Gains and losses are calculated on the first in – first out basis. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis can take place two weeks or more after the transaction date. During this period, such securities are subject to market fluctuations and may increase or decrease in value prior to delivery. As of March 31, 2007, the Fund entered into when-issued or forward commitments valued at $1,124,345.

Line of Credit

The Fund has a $25,000,000 committed line of credit through PNC Bank, N.A., whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary purposes. Interest is charged to the Fund based on its borrowings at a rate equal to the Federal Funds Rate plus fifty basis points (0.50%). The Fund had no borrowings outstanding during the period ended March 31, 2007.

Recent Accounting Pronouncements

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund’s financial statements is being evaluated.

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), “Accounting for Uncertainty in Income Taxes.” FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, “Accounting for Income Taxes.” FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

Federal Taxes

The Fund’s policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis.

12

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. The tax character of distributions paid during the fiscal period ended March 31, 2007 were as follows:

Period Ended March 31, 2007:

Ordinary Income	Long Term Capital Gain	Total

$33,347 (*)	-----	$33,347

(*) 100% of dividends were derived from interest on tax-exempt securities.

As of March 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Accumulated Gain (Loss)	Unrealized Appreciation (Depreciation)

$21,147	-----	($940)

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Fund’s capital stock. Distributions from net investment income are declared daily and paid monthly for the Fund. Distributions from net realized gains, if any, will be made annually for the Fund.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.

(2)	Investment Security Transactions

The cost of purchases and proceeds from sales and maturities of investment securities, other than short-term securities, for the period ended March 31, 2007, were as follows:

Purchases ($)	Proceeds ($)

6,943,503	------

(3)	Expenses

Investment Adviser

The Fund has entered into an investment management agreement with Sit Investment Associates Inc. (SIA), under which SIA manages the Fund’s assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of 0.60%. The Fund is obligated to pay all of its other operating expenses (including, but not limited to, custody, regulatory, and fund administration fees). Effective with the inception of the Fund (December 31, 2006) through December 31, 2007, the Adviser will voluntarily waive fees and reimburse other Fund expenses so that total operating expenses, after waiver, do not exceed 0.85% of average daily net assets. Amounts waived by the Adviser as described in the statement of operations are for the first three months of operation of the Fund. The 0.85% expense limitation is determined on an annual basis and therefore these amounts may be recovered by the Adviser over the remainder of the calendar year. Fee waivers may be modified or discontinued at any time after December 31, 2007 with the approval of the Board of Directors without further notice to investors.

Transactions with affiliates

The investment adviser, affiliates of the investment adviser, directors and officers of the Fund as a whole owned 22,149 shares of the Fund as of March 31, 2007, which represented 2.3% of all shares outstanding.

13

Sit High Income Municipal Bond Fund

Financial Highlights

	Three months ended March 31, 2007

Net Asset Value:
Beginning of period	$10.00

Operations:
Net investment income	.08
Net realized and unrealized gains (losses) on investments	.01

Total from operations	.09

Distributions to Shareholders:
From net investment income	(.08)

Net Asset Value:
End of period	$10.01

Total investment return (1)	0.90%

Net assets at end of period (000’s omitted)	$9,480

Ratios:
Expenses to average daily net assets (3)	0.85	% (2)
Net investment income to average daily net assets	3.18	% (2)
Portfolio turnover rate (excluding short-term securities)	0.00%

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)

Adjusted to an annual rate. Total Fund expenses are contractually limited to .85% of average daily net assets. However, during the period ended March 31, 2007, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 4.69% for this period, and the ratio of net investment income (loss) to average daily net assets would have been (0.66%).

(3)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

14

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Sit Mutual Funds II, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Sit High Income Municipal Bond Fund (a series of Sit Mutual Funds II, Inc.) (the “Fund”), as of March 31, 2007, and the related statements of operations, changes in net assets, and the financial highlights for the period from December 31, 2006 (when shares became publicly available) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sit High Income Municipal Bond Fund as of March 31, 2007, and the results of its operations, the changes in its net assets, and the financial highlights for the period from December 31, 2006 (when shares became publicly available) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Minneapolis, MN
May 16, 2007

15

Sit High Income Municipal Bond Fund
Expense Example (Unaudited)

          As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 31, 2006 to March 31, 2007.

Actual Expenses

          The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

          The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
Sit High Income Muni Bond Fund	(12/31/06)	(3/31/07)	(12/31/06 - 3/31/07)
Actual	$1,000	$1,009.00	$2.11
Hypothetical (5% return before expenses)	$1,000	$1,008.25	$2.10

* Expenses are equal to the Fund’s annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 90/365 (to reflect the one-quarter year period.)

16

Sit High Income Municipal Bond Fund Federal Tax Information (Unaudited)

          We are required by Federal tax regulations to provide shareholders with certain information regarding dividend distributions on an annual fiscal year basis. The figures are for informational purposes only and should not be used for reporting to federal or state revenue agencies. All necessary tax information will be mailed in January each year.

Long-Term
	Ordinary		Capital
Fund and Payable Date	Income (a)		Gain (b)

High Income Municipal Bond Fund

April 30, 2006	$—		$—
May 31, 2006	—		—
June 30, 2006	—		—
July 31, 2006	—		—
August 31, 2006	—		—
September 30, 2006	—		—
October 31, 2006	—		—
November 30, 2006	—		—
December 31, 2006	—		—
January 31, 2007	0.02924		—
February 28, 2007	0.02288		—
March 31, 2007	0.02753		—

	$0.07964	(c)	$0.00000

(a)	Includes distributions of short-term gains, if any, which are taxable as ordinary income.

(b)	Taxable as long-term gain.

(c)

100% of dividends were derived from interest on tax-exempt securities. This portion of exempt-interest dividends is exempt from federal taxes and should not be included in shareholders’ gross income. Exempt-interest dividends may be subject to state and local taxes. Each shareholder should consult a tax adviser about reporting this income for state and local tax purposes.

17

Sit Mutual Funds

Information about Directors and Officers

          The Sit Mutual Funds are a family of no-load mutual funds. The Fund described in this Annual Report is the Sit High Income Municipal Bond Fund. There are five other bond funds within the Sit Mutual Fund family that are described in a separate Bond Funds Annual Report and Bonds Funds Statement of Additional Information (SAI). The eight stock funds within the Sit Mutual Fund family are described in a Stock Funds SAI. The corporate issuer of the Sit High Income Municipal Bond Fund has a Board of Directors and officers. Pursuant to Minnesota law, the Board of Directors is responsible for the management of the Fund and the establishment of the Fund’s policies. The officers of the Fund manage the day-to-day operation of the Fund. Information pertaining to the directors and officers of the Fund is set forth below. The business address, unless otherwise noted below, is that of the Fund’s investment adviser -- 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402. The Board has a separate Audit Committee. The SAI has additional information about the Fund’s directors and is available without charge upon request by calling the Sit Funds at 800-332-5580.

Name, Address and Age	Position(s) Held With Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Over- seen by Director	Other Directorships Held by Director(4)

INTERESTED DIRECTORS:

Eugene C. Sit (2) Age: 68	Director and Chairman	Director since inception.	Chairman, CEO and CIO of Sit Investment Associates, Inc. (the “Adviser”) and Sit/Kim International Investment Associates, Inc. (“Sit/Kim”); Director of SIA Securities Corp. (the “Distributor”), and Chairman and CEO of Sit Investment Fixed Income Advisors, Inc. (“SF”).	14	Corning Incorporated; Smurfit – Stone Container Corporation

William E. Frenzel (2) Age: 78	Director	Director since 1991 or the Fund’s inception if later.	Guest Scholar at The Brookings Institution and member of several government policy committees, foundations and organizations; Advisory Director of the Adviser; Director of Sit/Kim and SF.	14	None

INDEPENDENT DIRECTORS:

Sidney L. Jones Age: 73	Director	Director since 1988 to 1989 and since 1993 or the Fund’s inception if later.	Lecturer, Washington Campus Consortium of 17 Universities; Senior Advisor to Lawrence and Co., Toronto, Canada (investment management).	14	None

Bruce C. Lueck Age: 66	Director	Director since 2004 or the Fund’s inception, if later.	Consultant for Zephyr Management, L.P. (investment management) and committee member of several investment funds and foundations. President & Chief Investment Officer, Okabena Investment Services, Inc. from 1985 to 2003; Board Member, Okabena Company from 1985 to 2003.	14	None

John P. Fagan Age: 76	Director	Director since 2006 or the Fund’s inception, if later.	Honorary member on Board of St. Joseph’s College in Rensselaer, Indiana.	14	None

Donald W. Phillips Age: 58	Director	Director of the International Fund since 1993, and since 1990 or the Fund’s inception if later for all other Funds.	Chairman and CEO of WP Global Partners Inc., 7/05 to present; CEO and CIO of WestLB Asset Management (USA) LLC, 4/00 to 4/05.	14	None

Melvin C. Bahle Age: 88	Director	Director since 2005; Director Emeritus since 1995.	Director and/or officer of several foundations and charitable organizations.	14	None

OFFICERS:

Peter L. Mitchelson Age: 65	Vice Chairman	Re-Elected by the Boards annually; Officer since inception.	Director and Vice Chairman of the Adviser; Director and Executive Vice President of Sit/Kim; Director of the Distributor; and Vice Chair- man of SF; Director of the Sit Funds through 4/30/02.	N/A	N/A

18

Name, Address, and Age	Position(s) Held With Fund	Term of Office(1) and length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Over- seen by Director	Other Directorships Held by Director(4)

Michael C. Brilley Age: 61	Senior Vice President	Re-Elected by the Boards annually; Officer since 1985.	Senior Vice President and Senior Fixed Income Officer of the Adviser; Director, President and Chief Fixed-Income Officer of SF. Director of the Sit Funds (Bond Funds only) through 4/30/02.	N/A	N/A

Roger J. Sit (3) Age: 45	Executive Vice President	Re-Elected by the Boards annually; Officer since 1998.	Director and President of the Adviser; Director, President, COO, and Deputy CIO of Sit/Kim.	N/A	N/A

Debra A. Sit (3) Age: 46	Vice President– Investments	Re-Elected by the Boards annually; Officer since 1994.	Vice President – Bond Investments of the Adviser; Senior Vice President, Assistant Treasurer and Assistant Secretary of SF; Assistant Treasurer and Assistant Secretary of Sit/Kim.	N/A	N/A

Bryce A. Doty Age: 40	Vice President - Investments.	Re-Elected by the Boards annually; Officer since 1996.	Vice President and Portfolio Manager of SF.	N/A	N/A

Paul J. Junquist Age: 45	Vice President– Investments	Re-Elected by the Boards annually; Officer since 1996.	Vice President and Portfolio Manager of SF.	N/A	N/A

Mark H. Book Age: 43	Vice President - Investments	Re-Elected by the Boards annually; Officer since 2002.	Vice President and Portfolio Manager of SF.	N/A	N/A

Paul E. Rasmussen Age: 46	Vice President and Treasurer	Re-Elected by the Boards annually; Officer since 1994.	Vice President, Secretary, Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary, and Chief Compliance Officer of Sit/Kim and SF; President & Treasurer of the Distributor.	N/A	N/A

Michael J. Radmer 50 S. 6th Street Minneapolis, MN 55402 Age: 61	Secretary	Re-Elected by the Boards annually; Officer since 1984.	Partner of the Funds’ general counsel, Dorsey & Whitney, LLP	N/A	N/A

Carla J. Rose Age: 40	Vice President, Assistant Secretary & Assistant Treasurer	Re-Elected by the Boards annually; Officer since 2000.	Vice President, Administration & Deputy Controller of the Adviser; Vice President, Administration and Controller of Sit/Kim; Controller and Treasurer of SF.	N/A	N/A

Kelly K. Boston Age: 38	Assistant Secretary & Assistant Treasurer	Re-Elected by the Boards annually; Officer since 2000.	Staff Attorney of the Adviser.	N/A	N/A

(1)	Directors serve until their death, resignation, removal or the next shareholder meeting at which election of directors is an agenda item and a successor is duly elected and qualified.

(2)

Directors who are deemed to be “interested persons” of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an “interested person” because he is an officer of Sit Investment Associates, Inc., the Fund’s investment adviser. Mr. Frenzel is deemed to be an interested person because he is a director and shareholder of the Fund’s investment adviser.

(3)	Mr. Roger Sit is the son of Eugene C. Sit. Ms. Debra Sit is the daughter of Eugene C. Sit.

(4)	Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

19

Sit High Income Municipal Bond Fund
Additional Information

PROXY VOTING

The Fund follows certain policies and procedures for voting proxies for securities held in the portfolio. A description of the Fund’s proxy voting polices and procedures is available without charge upon request by calling the Fund at 1-800-332-5580.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q IS available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information on the Fund’s Forms N-Q is also available without charge upon request by calling the Fund at 1-800-332-5580.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

At their meeting held on October 23, 2006 the Board of Directors of Sit Mutual Funds II, Inc. unanimously approved the investment management agreement entered into by and between Sit Investment Associates, Inc. (“SIA”) and Sit Mutual Funds II, Inc. (the “Advisory Agreement”) with respect to the management of the Fund. The Board approved the Advisory Agreement after a lengthy discussion and consideration of various factors relating to both the Board’s selection of SIA as the investment adviser and the Board’s approval of the fee to be paid under the Agreement.

Investment Adviser Criteria. The Directors began their analysis by discussing their criteria for determining the quality of an investment adviser. The Directors’ noted that their analysis is similar to that used by institutional investors in evaluating and selecting investment advisers. The Directors discussed several factors used to determine the overall quality of an investment adviser, including the following:

Investment Philosophy and Process. The Directors considered SIA’s philosophy of managing assets. With respect to fixed income securities generally, SIA stresses the consistent attainment of superior risk-adjusted returns using a conservative investment management approach that identifies pricing anomalies in the market and management of portfolio duration. SIA seeks securities with a special emphasis on interest income and significant stability of principal value. SIA’s style seeks to avoid excessive return volatility and generate consistent results over an economic cycle. The Directors noted that the Fund invests primarily in municipal securities that are not rated by a nationally recognized statistical rating organization, and may invest up to 60% of its assets in municipal securities rated below investment-grade.

The Directors discussed SIA’s consistent and well-defined investment process. The fixed income portfolio managers are responsible for implementing the strategy set forth in the Chief Fixed Income Officer’s duration targets and the Chief Investment Officer’s interest rate projections.

Investment Professionals. The Directors discussed the experience, knowledge and organizational stability of SIA and its investment professionals. The Directors noted that SIA’s senior founding professionals are actively involved in the investment process and have led the organization since its inception in 1981 which has provided not only organizational stability, but a consistent portfolio management style. The senior professionals of SIA are among the most experienced professionals in the industry.

The Directors discussed the depth of SIA’s investment staff. The Directors noted that SIA has over 30 investment professionals. Given the investment products offered by SIA and the assets under management, the Directors determined that SIA’s investment staff is well positioned to meet the current needs of its clients, including the Fund, and to accommodate growth in the number of clients and assets under management for the near future. The Directors concluded that the depth of the investment staff, and in particular senior management and investment analysts, is actually greater than the Fund currently requires at its present asset size. The Directors noted that SIA has the resources of a $6.6 billion investment firm working for the benefit of the Fund shareholders.

20

Investment Performance. The Fund’s inception was December 31, 2006, and therefore there was no investment performance information to review for the Fund at the Directors’ October 23, 2006 meeting. The Directors reviewed and discussed the investment performance of each of the Sit Mutual Funds and determined that performance of the fixed income funds has generally been competitive with indices and other funds with similar investment styles as the Sit Funds, such as fixed income funds seeking to maximize income.

Corporate Culture. The Directors discussed SIA’s corporate values to operate under the highest ethical and professional standards. SIA’s culture is set and practiced by senior management who insist that all professionals exhibit honesty and integrity. The Board noted that the firm’s values are evident in all of the services provided to the Fund.

Review of Specific Factors. The Directors continued their analysis by reviewing specific information on SIA and the Fund and specific terms of the Advisory Agreement, including the following:

Investment Performance. The Directors reviewed the investment performance of each of the Sit Mutual Funds for 1 month, 3 months, 6 months, year-to-date, 1 year, 5 years (as applicable), 10 years (as applicable) and since inception, both on an absolute basis and on a comparative basis to indices and mutual funds within the same investment categories. As noted above, the Directors concluded that the investment performance of the Sit fixed income funds has been competitive in relation to their stated objectives and strategies on a comparable basis with funds with similar objectives and strategies.

Fees and Expenses. The Directors noted that the Fund will pay SIA a fee for its services equal to .60% per year of the Fund’s average daily net assets, and that the Fund shall bear all of its expenses. The Directors reviewed the average and median expense ratios of mutual funds within the same investment category of the Fund. The Directors noted that the Fund’s estimated total expense ratio based on projected levels of total Fund assets, and including the servicing fee paid to a third party intermediary through which Class U shares are purchased, compares favorably to the total expense ratios of other no-load funds within the Fund’s Morningstar category. The Directors concluded that the fee set for the Fund is reasonable and appropriate. The Directors noted that through December 31, 2007, SIA will voluntarily waive fees and reimburse other Fund expenses so that total operating expenses, after waiver, do not exceed 0.85% and 1.00% of average daily net assets, for Class I and Class U shares respectively.

The Directors reviewed SIA’s investment advisory fee schedule for investment management services provided to other clients. The Directors compared the services provided to the Fund and other clients of SIA. The Directors concluded that the fees paid by the Fund in relation to the fees paid by other SIA clients were appropriate and reasonable. The Directors noted that the Fund had not commenced operations, and based on expected levels of assets there was no indication that the Fund’s expenses would be excessive.

The Directors discussed the anticipated benefit SIA will receive from the relationship with the Fund. The Board concluded that any benefits SIA receives from its relationship with the Fund are well within industry norms and are reflected in the amount of the fees paid by the Fund to SIA and are appropriate and reasonable.

Non-Advisory Services. The Directors considered the quality of non-advisory services which SIA provides to its active and operating Funds in the Sit Mutual Fund Family of Funds (and its shareholders) and the quality and depth of SIA’s non-investment personnel who provide such services. Directors concluded that the level of such services and the quality and depth of such personnel are consistent with industry standards.

Finally, the Directors considered the compliance staff and the regulatory history of SIA, and concluded that both are consistent with industry standards.

21

ANNUAL  REPORT - Sit High Income Municipal Bond Fund
THREE MONTHS ENDED MARCH 31, 2007

INVESTMENT ADVISER
Sit Investment Associates, Inc.
3300 IDS Center
80 South Eighth Street
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580

DISTRIBUTOR
SIA Securities Corp.
3300 IDS Center
80 South Eighth Street
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580

CUSTODIAN
PFPC Trust Company
P.O. Box 9763
Providence, RI 02940

TRANSFER AGENT AND DISBURSING AGENT
PFPC Trust Company
P. O. Box 9763
Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP
90 South Seventh Street
Suite 4200
Minneapolis, MN 55402

LEGAL COUNSEL
Dorsey & Whitney LLP
50 South Sixth Street
Suite 1500
Minneapolis, MN 55402

www.sitfunds.com

Item 2:   Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions. The registrant has not made any amendment to its code of ethics during the period covered by this report which must be described herein pursuant to Item 2. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is available without charge upon request by calling the registrant at 612-334-5888 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Item 3:   Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Melvin C. Bahle, Mr. John P. Fagan, Mr. Sidney L. Jones, Mr. Bruce C. Lueck and Mr. Donald W. Phillips are audit committee financial experts serving on its audit committee. Mr. Bahle, Mr. Fagan, Mr. Jones, Mr. Lueck and Mr. Phillips are independent for purposes of this item.

Item 4:   Principal Accountant Fees and Services.

(a) – (d)   Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	Audit Fees (a)	Audit Related Fees (b)	Tax Fees (c)	Other Fees (d)
Fiscal year ended March 31, 2007	17,500	0	3,975	0
Fiscal year ended March 31, 2006	17,300	0	3,860	0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, and/or are traditionally performed by the auditor. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other Fees include services provided to review the Fund’s order processing and trading procedures.

(e)   (1)   The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant’s independent auditor for the registrant’s investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

        (2)   No services included in (b) – (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)   Not applicable.

(g)   The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $32,000 and $121,000, respectively.

(h)   The registrant’s audit committee has determined that the provision of non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant’s independence.

Item 5:   Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:   Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:   Portfolio Managers of Closed-End Management Investments Companies.

Not applicable to open-end investment companies.

Item 9:   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10:   Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:   Controls and Procedures.

(a)   Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b)   There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 12:   Exhibits.

(a)   The following exhibits are attached to this Form N-CSR:

(2)   A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b)   Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Money Market Fund, Inc.

By (Signature and Title)*	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date   May 31, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date   May 31, 2007

By (Signature and Title)	/s/ Eugene C. Sit
Eugene C. Sit
Chairman

Date   May 31, 2007

Item 2:   Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions. The registrant has not made any amendment to its code of ethics during the period covered by this report which must be described herein pursuant to Item 2. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is available without charge upon request by calling the registrant at 612-334-5888 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Item 3:   Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Melvin C. Bahle, Mr. John P. Fagan, Mr. Sidney L. Jones, Mr. Bruce C. Lueck and Mr. Donald W. Phillips are audit committee financial experts serving on its audit committee. Mr. Bahle, Mr. Fagan, Mr. Jones, Mr. Lueck and Mr. Phillips are independent for purposes of this item.

Item 4:   Principal Accountant Fees and Services.

(a) – (d)   Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	Audit Fees (a)	Audit Related Fees (b)	Tax Fees (c)	Other Fees (d)
Fiscal year ended March 31, 2007	16,300	0	3,975	0
Fiscal year ended March 31, 2006	15,800	0	3,860	0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, and/or are traditionally performed by the auditor. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other Fees include services provided to review the Fund’s order processing and trading procedures.

(e)   (1)   The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant’s independent auditor for the registrant’s investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

        (2)   No services included in (b) – (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)   Not applicable.

(g)   The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $32,000 and $121,000, respectively.

(h)   The registrant’s audit committee has determined that the provision of non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant’s independence.

Item 5:   Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:   Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:   Portfolio Managers of Closed-End Management Investments Companies.

Not applicable to open-end investment companies.

Item 9:   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10:   Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:   Controls and Procedures.

(a)   Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b)   There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 12:   Exhibits.

(a)   The following exhibits are attached to this Form N-CSR:

(2)   A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b)   Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit U.S. Government Securities Fund, Inc.

By (Signature and Title)*	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date   May 31, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date   May 31, 2007

By (Signature and Title)	/s/ Eugene C. Sit
Eugene C. Sit
Chairman

Date   May 31, 2007

Item 2:   Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions. The registrant has not made any amendment to its code of ethics during the period covered by this report which must be described herein pursuant to Item 2. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is available without charge upon request by calling the registrant at 612-334-5888 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Item 3:   Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Melvin C. Bahle, Mr. John P. Fagan, Mr. Sidney L. Jones, Mr. Bruce C. Lueck and Mr. Donald W. Phillips are audit committee financial experts serving on its audit committee. Mr. Bahle, Mr. Fagan, Mr. Jones, Mr. Lueck and Mr. Phillips are independent for purposes of this item.

Item 4:   Principal Accountant Fees and Services.

(a) – (d)   Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2007				2006
	Audit Fees	Audit Related	Tax Fees	Other Fees	Audit Fees	Audit Related	Tax Fees	Other Fees
Fiscal year ended March 31
Sit Mutual Funds II, Inc.
Sit Tax-Free Income Fund (series A)	22,000	0	3,975	0	21,600	0	3,860	0
Sit Minnesota Tax-Free Income Fund (series B)	18,500	0	3,975	0	18,000	0	3,860	0
Sit Bond Fund (series C)	0	0	0	0	0	0	0	0
Sit High Income Municipal Bond Fund (series D)	14,000	0	3,975	0	0	0	0	0
Total Mutual Funds II, Inc.	54,500	0	11,925	0	39,600	0	7,720	0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, and/or are traditionally performed by the auditor. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other Fees include services provided to review the Fund’s order processing and trading procedures.

(e)   (1)   The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant’s independent auditor for the registrant’s investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

         (2)   No services included in (b) – (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)   Not applicable.

(g)   The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $32,000 and $121,000, respectively.

(h)   The registrant’s audit committee has determined that the provision of non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant’s independence.

Item 5:   Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:   Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:   Portfolio Managers of Closed-End Management Investments Companies.

Not applicable to open-end investment companies.

Item 9:   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10:   Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:   Controls and Procedures.

(a)   Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b)   There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 12:   Exhibits.

(a)   The following exhibits are attached to this Form N-CSR:

(2)   A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b)   Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Mutual Funds II, Inc.

By (Signature and Title)*	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date   May 31, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date   May 31, 2007

By (Signature and Title)	/s/ Eugene C. Sit
Eugene C. Sit
Chairman

Date   May 31, 2007

Item 2:   Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions. The registrant has not made any amendment to its code of ethics during the period covered by this report which must be described herein pursuant to Item 2. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is available without charge upon request by calling the registrant at 612-334-5888 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Item 3:   Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Melvin C. Bahle, Mr. John P. Fagan, Mr. Sidney L. Jones, Mr. Bruce C. Lueck and Mr. Donald W. Phillips are audit committee financial experts serving on its audit committee. Mr. Bahle, Mr. Fagan, Mr. Jones, Mr. Lueck and Mr. Phillips are independent for purposes of this item.

Item 4:   Principal Accountant Fees and Services.

(a) – (d)   Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	Audit Fees (a)	Audit Related Fees (b)	Tax Fees (c)	Other Fees (d)
Fiscal year ended March 31, 2007	16,300	0	3,975	0
Fiscal year ended March 31, 2006	15,800	0	3,860	0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, and/or are traditionally performed by the auditor. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other Fees include services provided to review the Fund’s order processing and trading procedures.

(e)   (1)   The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant’s independent auditor for the registrant’s investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

        (2)   No services included in (b) – (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)   Not applicable.

(g)   The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $32,000.00 and $121,000, respectively.

(h)   The registrant’s audit committee has determined that the provision of non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant’s independence.

Item 5:   Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:   Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:   Portfolio Managers of Closed-End Management Investments Companies.

Not applicable to open-end investment companies.

Item 9:   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.   Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:   Controls and Procedures -

(a)   Based on their evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant's Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant's management, as appropriate, to allow timely decisions regarding required disclosure.

(b)   There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 12:   Exhibits:

(a)   The following exhibits are attached to this Form N-CSR:

(2)   A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b)   Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Mutual Funds Trust

By (Signature and Title)*	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date   May 31, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date   May 31, 2007

By (Signature and Title)	/s/ Eugene C. Sit
Eugene C. Sit
Chairman

Date   May 31, 2007